Oppenheimer Limited Term California Municipal Fund
NYSE Ticker Symbols
Class A	OLCAX
Class B	OLCBX
Class C	OLCCX
Prospectus dated November 27, 2009
Oppenheimer Limited Term California Municipal Fund is a mutual fund that seeks a high a level of income exempt from federal and California income taxes by investing primarily in a portfolio of investment-grade municipal securities intended to have an average effective maturity of five years or less.

     This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this prospectus carefully before you invest and keep it for future reference about your account.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Inside Front Cover

To Summary Prospectus

THE FUND SUMMARY

Investment Objective

Investment Objective. The Fund seeks as high a level of income exempt from federal income tax and California individual income taxes as is consistent with its investment policies and prudent investment management.

Fees and Expenses of the Fund

Fees and Expenses of the Fund. The table below describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you and your spouse invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 22 of the prospectus, and in the sections "How to Buy Shares" beginning on page 30 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class B Shares	Class C Shares
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	3.50%	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of the original offering price or redemption proceeds)	None	4%	1%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.47%	0.47%	0.47%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%
Total Other Expenses	0.74%	1.01%	0.79%
Interest and Related Expenses from Inverse Floaters	0.03%	0.03%	0.03%
Other Expenses	0.71%	0.98%	0.76%
Total Annual Operating Expenses	1.46%	2.48%	2.26%

Examples. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$494	$799	$1125	$2047	$494	$799	$1125	$2047
Class B Shares	$654	$982	$1,437	$2,357	$254	$782	$1,337	$2,357
Class C Shares	$332	$714	$1,223	$2624	$232	$714	$1,223	$2624

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 31% of the average value of its portfolio. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commission.

Principal Investment Strategies

Principal Investment Strategies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in California municipal securities that, in the opinion of counsel to the issuer of the securities, are exempt from federal and California individual income taxes. These securities primarily include municipal bonds, municipal notes and interests in municipal leases. California municipal securities also include debt obligations of the governments of certain territories, possessions and commonwealths of the United States, if the interest is not subject to California and federal income tax. The Fund seeks to maintain a dollar-weighted average effective portfolio maturity of five years or less, however, it can buy securities with maturities of more than five years. The Fund may invest a substantial percentage of its assets in "callable" securities, which allow the issuer to redeem them before their maturity date.
     Most of the securities the Fund buys are "investment grade," although it can invest as much as 5% of its total assets in below investment-grade securities (sometimes called "junk bonds"). Investment grade securities are rated in one of the four highest rating categories of nationally recognized statistical rating organizations, such as Standard & Poor's Rating Services. The Fund also invests in unrated securities that the Fund's adviser internally assigns ratings.
     The Fund may invest in obligations that pay interest at fixed or variable rates. A substantial portion of the Fund's California municipal securities may pay interest that is subject to the federal alternative minimum tax. The Fund can also borrow for leverage and invest in "derivatives" to seek increased returns or for hedging purposes. Inverse floaters are the primary type of derivative the Fund uses but it may also invest in interest rate swaps, municipal bond swaps and other derivatives.
     In selecting investments for the Fund, the portfolio managers generally look at a wide range of California municipal securities from different issuers, including state agencies and municipalities, as well as unrated bonds and securities of smaller issuers that provide high current income and might be overlooked by other investors. The portfolio managers also look at coupon interest or accretion rates, current market interest rates, callability and call prices that might change the effective maturity of particular securities and the overall portfolio, and securities with various maturities so that portions of the portfolio will mature at different times to reduce share price volatility and reinvestment risk. The portfolio managers may consider selling a security if any of these factors no longer applies to a security purchased for the Fund, but are not required to do so.

Principal Risks

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from poor security selection, which could cause the Fund to underperform other funds with similar objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Main Risks of Investing in Municipal Securities. Municipal securities may be subject to credit risk, credit spread risk, interest rate risk and reinvestment risk. Credit risk is the risk that the municipal issuer of a security might not make interest and principal payments on the security as they become due. A downgrade in an issuer's credit rating can reduce the market value of the issuer's securities. Credit spread risk is a risk based on the difference (or credit spread) between the market yields of two different investments of different credit quality.  When spreads widen between bonds with different quality ratings, it implies that the market is factoring more risk of default on lower grade bonds.  A widening in credit spreads will result in a fall in the values of the Fund's securities. Interest rate risk is the risk that the value of a municipal security might fall due to a change in interest rates.  If an issuer fails to pay interest or to repay principal, the Fund's income or share value might be reduced. When prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a lower price than their face amount or from the amount the Fund paid for them. When prevailing interest rates fall, the values of already-issued debt securities generally rise. The values of longer-term debt securities usually change more than the values of shorter-term debt securities. Reinvestment risk is the risk that when interest rates fall the Fund may be required to reinvest the proceeds from a security's sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than bonds with fixed maturity dates.

     Special Risks of Below Investment-Grade Securities. Below investment-grade debt securities, may be subject to greater price fluctuations and have a greater risk that the issuer might not be able to pay interest and principal when due. The market for below investment-grade securities may be less liquid and they may be harder to value or to sell at an acceptable price, especially during times of market volatility or decline.

   The Fund can invest up to 5% of its total assets in below investment-grade securities.

Special Risks of California Municipal Securities. Because the Fund invests primarily in California municipal securities, the value of its portfolio investments will be highly sensitive to events affecting the financial stability of the State of California and its municipalities, agencies, authorities and other instrumentalities that issue those securities. Changes in legislation or policy, erosion of the tax base, the effects of terrorist acts or natural disasters, or other economic or credit problems may have a significant negative impact on the value of state or local securities. These risks also apply to securities of issuers of U.S. territories, commonwealths or possessions located outside of California, such as Puerto Rico, Guam, the Northern Mariana Islands and the Virgin Islands.

Limited-Term Securities. Normally, when interest rates change, the values of shorter-term debt securities change less than the values of securities with longer maturities. The Fund tries to reduce the volatility of its share prices by seeking to maintain an average effective portfolio maturity of five years or less. However, shorter-term securities may have lower yields than longer-term securities. Shorter-term securities are also subject to reinvestment risk, which is the risk that if interest rates fall the Fund may need to invest the proceeds of redeemed securities in securities with lower interest rates.

Taxability Risk. The Fund's investments in municipal securities rely on the opinion of the issuer's bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable and the Fund's dividends with respect to that bond might be subject to federal income tax.

Unusual Market Volatility and Illiquidity. In late 2008, the municipal bond market experienced a period of unprecedented volatility, particularly for lower-rated and unrated debt securities. Liquidity was reduced in response to overall economic conditions and credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which the bonds are carried on the Fund's books. Sales of large blocks of bonds can further reduce bond prices. The Fund may need to sell large blocks of bonds to meet shareholder redemption requests or to raise cash in connection with its investments in inverse floaters. It is not possible to predict whether that market illiquidity could occur again.

Municipal Sector Concentration. While the Fund does not invest more than 25% of its total assets in a single industry, certain types of municipal securities (such as general obligation, general appropriation, special assessment and special tax bonds) are not considered a part of any "industry" for purposes of this industry concentration policy. Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities. These types of municipal securities may finance, or pay interest from the revenues of, projects that tend to be impacted in the same way by economic, business or political developments which would increase credit risk. For example, legislation on the financing of a project or a declining economic need for the project would likely affect all similar projects.

Risks of Tobacco Related Bonds. In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, known as the Master Settlement Agreement (the "MSA"), to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Fund may invest in two types of those bonds: (i) bonds that make payments only from a state's interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an "appropriation pledge" by the state. An "appropriation pledge" requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state.
   The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.
   The Fund can invest up to 25% of its total assets in tobacco-related bonds without an appropriation pledge that makes payments only from a state's interest in the MSA.

Risks of Land-Secured or "Dirt" Bonds. These special assessment or special tax bonds are issued to promote residential, commercial or industrial growth and redevelopment. They are exposed to real estate development-related risks. The bonds could default if the developments failed to progress as anticipated or if taxpayers failed to pay the assessments, fees and taxes specified in the financing plans for a project.

Borrowing and Leverage. The Fund can borrow up to one-third of the Fund's assets (including the amount borrowed) from banks. It can use those borrowings for a number of purposes, including for purchasing securities. That is referred to as "leverage." In that case, changes in the value of the Fund's investments will have a larger effect on its share price than if it did not borrow. Borrowing results in interest payments to the lenders and related expenses. The costs of borrowing for investment purposes might reduce the Fund's return if the yield on the securities purchased is less than the borrowing costs. The Fund may also borrow to meet redemption obligations, for temporary and emergency purposes, or to unwind or contribute to trusts in connection with the Fund's investment in inverse floaters.  The Fund currently participates in a line of credit with other Oppenheimer funds for its borrowing.

Risks of Non-Diversification. The Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a "diversified" fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is more subject to the risks associated with and developments affecting that issuer.

Risks of Derivatives. A "derivative" is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may be volatile and involve significant risks. Derivative transactions may require the payment of premiums and can increase portfolio turnover. Certain derivative investments may be illiquid. The underlying security or other reference on which a derivative is based, or the derivative itself, may not perform the way the Fund expects it to. The Fund could realize little or no income or lose principal from a derivative investment or a hedge might be unsuccessful. The Fund may also lose money if the issuer of a derivative fails to pay the amount due.

Inverse Floaters. An inverse floater is a derivative instrument, typically created by a trust established by a counterparty, that divides a municipal security into two securities: a short-term floating rate security and a long-term floating rate security which is referred to as an "inverse floater." The inverse floater pays interest at rates that move in the opposite direction of those on the short-term floating rate security. Inverse floaters produce less income when short-term interest rates rise (and may pay no income) and more income when short-term interest rates fall. Under certain circumstances a trust may be collapsed and the Fund may be required to repay the principal amount due on the short-term securities or the difference between the liquidation value of the underlying municipal bond and the principal amount due on those securities. Inverse floaters can be more volatile than conventional fixed-rate bonds. They also entail a degree of leverage and certain inverse floaters may require the Fund to provide collateral for payments on the short-term securities or to "unwind" the transaction.

     The Fund will not expose more than 20% of its total assets to the effects of leverage from its investments in inverse floaters.

Who Is The Fund Designed For? The Fund is designed for investors seeking income exempt from federal and California personal income taxes in a Fund that invests primarily in investment-grade securities and seeks to maintain an intermediate effective average maturity. The Fund does not seek capital gains or growth. Investors should be willing to assume credit and interest rate risks. Because it invests in tax-exempt securities, the Fund is not appropriate for a retirement plan or other tax-exempt or tax-deferred account. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at: https://www.oppenheimerfunds.com/fund/investors/overview/LimitedTermCaliforniaMunicipalFund.

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 3.74% (2nd qtr 05) and the lowest return was -9.22% (4th qtr 08). For the period from January 1, 2009 through September 30, 2009 the cumulative return before taxes was 21.76%.

   The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns for the periods ended December 31, 2008	1 Year	5 Years (or life of class, if less)
Class A Shares (inception 2/25/04)
Return Before Taxes	(15.75%)	0.49%
Return After Taxes on Distributions	(15.75%)	0.49%
Return After Taxes on Distributions and Sale of Fund Shares	(8.77%)	1.13%
Class B Shares (inception 2/25/04)	(16.88%)	0.57%
Class C Shares (inception 2/25/04)	(14.24%)	0.42%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	(2.47%)	2.37%[1]
Consumer Price Index (reflects no deduction for fees, expenses or taxes)	0.09%	2.54%[1]

1. From 2/29/04

Investment Adviser

Investment Adviser. OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager").

Portfolio Managers

Portfolio Managers. Daniel G. Loughran, Scott S. Cottier and Troy E. Willis are each a Vice President of the Fund and have been portfolio managers for the Fund since its inception. Mark R. DeMitry has been a Vice President of the Fund and has been a portfolio manager for the Fund since 2006. Marcus V. Franz has been a portfolio manager for the Fund since 2006. Michael L. Camarella is a Vice President of the Fund and has been a portfolio manager for the Fund since 2008.

Purchase and Sale of Fund Shares

Purchase and Sale of Fund Shares.  In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. For certain plans and retirement accounts, the minimum initial investment is $500 and, for some, the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250.

     Shares may be purchased through a financial intermediary or the Distributor or redeemed through a financial intermediary or the transfer agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 800.225.5677. Share transactions may be made by check, by Federal funds wire or directly from or into your bank account.  The Fund also offers a checkwriting privilege.

Taxes

Taxes. Dividends paid from net investment income on tax-exempt municipal securities will be excludable from gross income for federal income tax purposes. Dividends that are derived from interest paid on certain "private activity bonds" may be an item of tax preference if you are subject to the federal alternative minimum tax. The tax treatment of dividends is the same whether they are taken in cash or reinvested. Distributions may be taxable as ordinary income or as capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE ABOUT THE FUND

About the Fund's Investments

The allocation of the Fund's portfolio among different types of investments will vary over time and the Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES AND RISKS. The strategies and types of investments discussed in the Fund Summary are the ones that the Fund considers to be the most important in seeking to achieve its investment objective.  Additionally, the following strategies and risks are those the Fund expects its portfolio to be subject to as a whole.

   The Manager tries to reduce risks by selecting a wide variety of municipal investments and by carefully researching securities before they are purchased. However, changes in the overall market prices of municipal securities and the income they pay can occur at any time. The yield and share prices of the Fund will change daily based on changes in interest rates and market conditions and in response to other economic events.

MUNICIPAL SECURITIES. Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments, financing specific projects or financing public facilities. These debt obligations are issued by the state governments, as well as their political subdivisions (such as cities, towns, and counties) and their agencies and authorities. The Fund buys municipal bonds and notes, tax-exempt commercial paper, certificates of participation in municipal leases and other debt obligations. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are bonds whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. Some revenue obligations are private activity bonds that pay interest that may be a tax preference item for investors subject to the federal alternative minimum tax. The Fund selects investments without regard to this type of tax treatment. Additionally, there are times when an issuer will pledge its taxing power to offer additional security to a revenue bond. These securities are sometimes called "double-barreled bonds." See, for example, tobacco bonds with an appropriation pledge as discussed earlier in this prospectus.

     California municipal securities are municipal securities that are not subject (in the opinion of bond counsel to the issuer at the time they are issued) to California individual income tax. The term "California municipal securities" also includes debt securities of the governments of certain possessions, territories and commonwealths of the United States if the interest is not subject to federal and California individual income tax. For additional discussion of the special considerations relating to the Fund's investments in California and the U.S. territories, commonwealths and possessions, see the Statement of Additional Information. Some debt securities, such as zero-coupon securities, do not pay current interest. Other securities may be subject to calls by the issuer (to redeem the debt) or to prepayment prior to their stated maturity.

Municipal Lease Obligations. Municipal leases are used by state and local governments to obtain funds to acquire land, equipment or facilities. The Fund can invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations. Most municipal leases, while secured by the leased property, are not general obligations of the issuing municipality. They often contain "non-appropriation" clauses under which the municipal government has no obligation to make lease or installment payments in future years unless money is appropriated on a yearly basis.

If the municipal government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable. Although the obligation may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to recover the original investment. Some lease obligations may not have an active trading market, making it difficult for the Fund to sell them quickly at an acceptable price.

Municipal Sector Concentration. While the Fund's fundamental policies do not allow it to concentrate its investments (that is, to invest more than 25% of its total assets) in a single industry, certain types of municipal securities are not considered a part of any "industry" under that policy.  Examples of these types of municipal securities include:  general obligation, government appropriation, municipal leases, special assessment and special tax bonds.  Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities, which may finance similar types of projects or from which the interest is paid from revenues of similar types of projects.  "Similar types of projects" are projects that are related in such a way that economic, business or political developments tend to have the same impact on each similar project.  For example, a change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining economic need for the project, would likely affect all similar projects, thereby increasing market risk.  Thus, market or economic changes that affect a security issued in connection with one project also would affect securities issued in connection with similar types of projects.

Although these types of municipal securities may be related to certain industries, because they are issued by governments or their political subdivisions, these types of municipal securities are not considered a part of any industry for purposes of the Fund's industry concentration policy.

Special Tax or Special Assessment Bonds (Land-Secured or "Dirt" Bonds). The Fund can invest more than 25% of its total assets in municipal securities for similar types of projects that are issued in connection with special taxing districts that are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment. The bonds financed by these methods, such as tax assessment, special tax or tax increment financing generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. These projects often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the projects.

     In California, these special tax or special assessment bonds also are referred to as Mello-Roos Bonds. The bonds are issued under the California Mello-Roos Community Facilities Act to finance the building of roads, sewage treatment plants and other projects designed to improve the infrastructure of a community. Mello-Roos bonds are primarily secured by real estate taxes levied on property located in the community. The timely payment of principal and interest on the bonds depends on the property owner's continuing ability to pay the real estate taxes. Various factors could negatively affect this ability including a declining economy or real estate market in California.

Tax-Exempt Commercial Paper. The Fund can also invest in tax-exempt commercial paper which is a type of short-term obligation (usually having a maturity of 270 days of less) that is issued by a municipality to meet current working capital needs.

Ratings of Municipal Securities the Fund Buys. The Manager may rely to some extent on credit ratings by nationally recognized statistical rating agencies in evaluating the credit risk of securities selected for the Fund's portfolio.  It may also use its own research and analysis. Many factors affect an issuer's ability to make timely payments, and the credit risk of a particular security may change over time. If a bond is insured, it will usually be rated by the rating agencies based on the financial strength of the insurer.

Most of the municipal securities the Fund buys are "investment-grade" at the time of purchase.  "Investment-grade" securities are those rated within the four highest rating categories of Standard & Poor's, Moody's, Fitch or another nationally recognized statistical rating organization. While securities rated within the fourth highest category by Standard & Poor's (meaning BBB+, BBB or BBB-) or by Moody's (meaning Baa1, Baa2 or Baa3) are considered "investment-grade," they have some speculative characteristics. The rating categories are described in Appendix of the Statement of Additional Information.

Because the Fund may purchase securities that are unrated by nationally recognized rating organizations, the Manager will make its own assessment of the credit quality of those unrated issues. The Manager will use criteria similar to those used by the rating agencies and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager's rating does not constitute a guarantee of the quality of a particular issue. In evaluating the credit quality of a particular security, whether it is rated or unrated, the Manager will normally take into consideration a number of factors. Among them are the financial resources of the issuer, the underlying source of funds for debt service on a security, the issuer's sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation and the degree of community support for it, the capabilities of the issuer's management and regulatory factors affecting the issuer and particular facility.

Unrated securities also are considered "investment-grade" if judged by the Manager to be comparable to rated investment-grade securities. Some unrated securities may not have an active trading market, which means that the Fund might have difficulty selling them promptly at an acceptable price.

A reduction in the rating of a security after the Fund buys it will not automatically require the Fund to dispose of the security.  However, the Manager will evaluate such downgraded securities to determine whether to keep them in the Fund's portfolio.

     The Fund can invest as much as 5% of its total assets in securities that are not "investment grade" (measured at the time of purchase) to seek higher income. The Fund considers the following securities to be "investment-grade" under its credit quality guidelines:

  municipal bonds, tax-exempt commercial paper and short-term tax-exempt notes rated investment-grade by a nationally recognized statistical rating organization,
  California municipal securities issued by an entity that has other obligations outstanding that meet one of the rating criteria discussed herein,
  California municipal securities backed by a letter of credit or guarantee by a bank or other institution that has outstanding securities that meet one of the credit criteria discussed herein, unrated California municipal securities that the Manager believes are comparable to investment-grade rated securities, and obligations backed by the full faith and credit of the U.S. government.

Determining the "Average Effective Maturity" of the Fund's Portfolio. In general, when interest rates change, debt securities having shorter maturities fluctuate in value less than securities with longer maturities. The Fund tries to reduce the volatility of its share prices by seeking to maintain an average effective portfolio maturity of five years or less. It measures the "average" maturity of all of its securities on a "dollar-weighted" basis, meaning that larger securities holdings have a greater effect on overall portfolio maturity than smaller holdings. The Fund can therefore hold securities with stated and effective maturities of more or less than five years.

The "effective" maturity of a security is not always the same as the stated maturity date. A number of factors may cause the "effective" maturity to be shorter than the stated maturity. For example, a bond's effective maturity might be deemed to be shorter (for pricing and trading purposes) than its stated maturity as a result of differences between its coupon interest rate and current market interest rates, whether the bond is callable (that means the issuer can pay off the bond prior to its stated maturity), the rate of accretion of discounts on the bond, and other factors such as mandatory put provisions and scheduled sinking fund payments.

When interest rates change, securities that have an effective maturity that is shorter than their stated maturity tend to behave like securities having those shorter maturity dates. However, those securities might not behave as expected, and the Fund might not always be successful in maintaining its average effective portfolio maturity at five years or less or in reducing the volatility of its share prices.

SPECIAL RISKS OF DERIVATIVE INVESTMENTS. The Fund can invest in different types of "derivative" investments that are consistent with its investment strategies. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Inverse floaters are the primary type of derivative the Fund can use.

        The Fund may use derivatives to seek income or capital gain or to hedge against the risks of other investments. Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks very quickly. The Fund may also use derivatives for hedging purposes. Examples include, but are not limited to, interest rate swaps or municipal bond swaps. The Fund typically does not use hedging instruments, such as options, to hedge investment risks.

Derivatives may be volatile and may involve significant risks. Derivative transactions may require the payment of premiums. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. The underlying security or other reference rate on which a derivative is based, or the derivative itself, may not perform as expected. As a result, the Fund could realize little or no income or lose principal from the investment, or a hedge might be unsuccessful. The Fund may also lose money on a derivative investment if the issuer fails to pay the amount due.

   The Fund can invest up to one third of its total assets in derivatives to seek increased income or to try to hedge investment risks.

Inverse Floaters.  The Fund may invest in inverse floaters to seek greater income and total return. An inverse floater is a derivative instrument, typically created by a trust that divides a municipal security into two securities: a short-term tax-exempt floating rate security (sometimes referred to as a "tender option bond") and a long-term tax-exempt floating rate security (referred to as a "residual certificate" or "inverse floater") that pays interest at rates that move in the opposite direction of the yield on the short-term floating rate security. The purchaser of a "tender option bond" has the right to tender the security periodically for repayment of the principal value. As short-term interest rates rise, inverse floaters produce less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, inverse floaters produce more current income.

To facilitate the creation of inverse floaters, the Fund may purchase a municipal security and subsequently transfer it to a broker-dealer (the sponsor), which deposits the municipal security in a trust. The trust issues the residual certificates and short-term floating rate securities. The trust documents enable the Fund to withdraw the underlying bond to unwind or "collapse" the trust (upon tendering the residual certificate and paying the value of the short-term bonds and certain other costs). The Fund may also purchase inverse floaters created by municipal issuers directly or by other parties that have deposited municipal bonds into a sponsored trust.

The Fund's investments in inverse floaters involve certain risks. The market value of an inverse floater residual certificate can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, inverse floater residual certificates tend to underperform fixed-rate bonds when long-term interest rates are rising but tend to outperform fixed-rate bonds when long-term interest rates are stable or falling. Inverse floater residual certificates entail a degree of leverage because the trust issues short-term securities in a ratio to the residual certificates with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.

An inverse floater that has a higher degree of leverage is typically more volatile with respect to its price and income than an inverse floater having a lower degree of leverage. Under inverse floater arrangements, if the remarketing agent that offers the short-term securities for sale is unable to sell them, or if the holders tender (or put) them for repayment of principal and the remarketing agent is unable to remarket them, the remarketing agent may cause the trust to be collapsed, and in the case of floaters created by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

Some inverse floaters may have a "cap," so that if interest rates rise above the cap, the security pays additional interest income. If rates do not rise above the cap, the Fund will have paid an additional amount for that feature that has proved worthless.

The Fund may also enter into "shortfall and forbearance" agreements with respect to inverse floaters. Under those agreements, upon liquidation of the trust, the Fund is committed to pay the trust the difference between the liquidation value of the underlying municipal bond on which the inverse floater is based and the principal amount payable to the holders of the short-term floating rate security that is based on the same underlying municipal security. Although the Fund has the risk that it may be required to make such additional payment, these agreements may offer higher interest payments than a standard inverse floater.

Because of the accounting treatment for inverse floaters created by the Fund's transfer of a municipal bond to a trust, the Fund's financial statements will reflect these transactions as "secured borrowings," which affects the Fund's expense ratios, statements of income and assets and liabilities and causes the Fund's Statement of Investments to include the underlying municipal bond. The Fund's annual fund operating expenses, shown earlier in this prospectus, include certain expenses and fees related to the Fund's investments in inverse floaters. Some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Under accounting rules, the Fund also recognizes additional income in an amount that directly corresponds to these expenses and, as a result the Fund's net asset values per share and total returns have not been affected by these additional expenses.

Floating Rate/Variable Rate Obligations. Some municipal securities have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate for those investments, such as, for example, the percentage of LIBOR, the SIFMA Municipal Swap Index or the percentage of the prime rate of a bank. These obligations may be secured by bank letters of credit or other credit support arrangements. Inverse floaters discussed in this prospectus, are a type of variable rate obligations.

OTHER INVESTMENT STRATEGIES AND RISKS.  The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

When-Issued and Delayed-Delivery Transactions. The Fund may purchase municipal securities on a "when-issued" basis and may purchase or sell such securities on a "delayed-delivery" basis. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Between the purchase and settlement date, no payment is made for the security and no interest accrues to the buyer from the investment. There is a risk of loss to the Fund if the value of the security declines prior to the settlement date.

The securities are subject to changes in value from market fluctuations during the period until settlement and the value of the security on the delivery date may be more or less than the Fund paid. The Fund may lose money if the value of the security declines below the purchase price.

        The Fund will not invest more than 5% of its total assets in "when-issued" and "delayed-delivery" transactions.

Percentage of LIBOR Notes (PLNs). The Fund may invest in Percentage of LIBOR Notes ("PLNs") which are variable rate municipal securities based on the London Interbank Offered Rate ("LIBOR"), a widely used benchmark for short-term interest rates and used by banks for interbank loans with other banks. A PLN typically pays interest based on a percentage of a LIBOR rate for a specified time plus an established yield premium. Due to their variable rate features, PLNs will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. In times of substantial market volatility, however, PLNs may not perform as anticipated. The value of a PLN also may decline due to other factors, such as changes in credit quality of the underlying bond.

Because the market for PLNs is relatively new and still developing, the Fund's ability to engage in transactions using such instruments may be limited. There is no assurance that a liquid secondary market will exist for any particular PLN or at any particular time, and so the Fund may not be able to close a position in a PLN when it is advantageous to do so. The Fund may also transfer a PLN to a sponsor to create an inverse floater, which may further increase the volatility of the market value of a PLN or the inverse floater.

Illiquid Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings.

        The Fund will not invest more than 15% of its net assets in illiquid securities.

Zero-Coupon Securities. The Fund can invest without limit in zero-coupon securities.  These debt obligations do not pay interest prior to their maturity date or else they do not start to pay interest at a stated coupon rate until a future date. They are issued and traded at a discount from their face amount. The discount varies as the securities approach their maturity date (or the date interest payments are scheduled to begin). When interest rates change, zero-coupon securities are subject to greater fluctuations in their value than securities that pay current interest. The Fund accrues the discount on zero-coupon bonds as tax-free income on a current basis. The Fund may have to pay out the imputed income on zero-coupon securities without receiving actual cash payments currently.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with the Fund's principal investment strategies. Generally, the Fund would invest in short-term municipal securities, but could also invest in U.S. government securities or highly-rated corporate debt securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. The income from some temporary defensive investments may not be tax-exempt, and therefore to the extent the Fund invests in these securities, it might not achieve its investment objective.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other funds and accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager; however, such policies and procedures may also limit the Fund's investment activities and affect its performance.

PORTFOLIO TURNOVER. A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. In most cases, however, the Fund does not pay brokerage commissions on debt securities it buys. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during past fiscal years.

CHANGES TO THE FUND'S INVESTMENT POLICIES. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares, however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is not a fundamental policy but will not be changed by the Board without advance notice to shareholders. Investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

PORTFOLIO HOLDINGS.  The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER. OppenheimerFunds, Inc., the Manager, chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has been an investment adviser since 1960. The Manager and a subsidiary managed funds with nearly 6 million shareholder accounts as of September 30, 2009. The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees.  Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee at an annual rate, which declines on additional assets as the Fund grows: 0.50% of the first $100 million of average daily net assets, 0.45% of the next $150 million of average daily net assets, 0.40% of the next $1.75 billion of average daily net assets, and 0.39% of average daily net assets in excess of $2 billion. The Fund's management fee for its last fiscal year ended July 31, 2009 was 0.47% of average annual net assets for each class of shares.

The Transfer Agent has voluntarily agreed to limit its fees to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time. For the Fund's fisacl year ended July 31, 2009, the transfer agent's fees did not exceed the expense limitation. The Fund's management fee and other annual operating expenses may vary in future years.

     A discussion regarding the basis for the Board of Trustees' approval of the investment advisory contracts for the Fund is available in the Fund's Annual Report to shareholders for the period ended July 31, 2009.

Portfolio Managers. The Fund's portfolio is managed by a team of investment professionals, including Daniel G. Loughran, Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Marcus V. Franz and Michael L. Camarella, who are primarily responsible for the day-to-day management of the Fund's investments. Messrs. Loughran, Cottier and Willis are each a Vice President of the Fund and have been portfolio managers for the Fund since its inception. Mr. DeMitry has been a Vice President of the Fund since July 2009 and portfolio manager of the Fund since September 2006. Mr. Franz has been a portfolio manager of the Fund since July 2009. Mr. Camarella has been a Vice President of the Fund since July 2009 and a portfolio manager of the Fund since January 2008.

     Mr. Loughran has been a Senior Vice President of the Manager since July 2007 and a Senior Portfolio Manager of the Manager since December 2001.  He was a Vice President of the Manager from April 2001 to June 2007.  Mr. Loughran is a team leader, a portfolio manager, an officer, and a trader for the Fund and other Oppenheimer funds.

      Mr. Cottier has been a Vice President and Senior Portfolio Manager of the Manager since September 2002.  He is a portfolio manager, an officer, and a trader for the Fund and other Oppenheimer funds.

     Mr. Willis has been a Vice President of the Manager since July 2009 and a Senior Portfolio Manager of the Manager since January 2006.  He was an Assistant Vice President of the Manager from July 2005 to June 2009 and a Portfolio Manager of the Manager from June 2003 to December 2005.  Mr. Willis is a portfolio manager, an officer, and a trader for the Fund and other Oppenheimer funds.

     Mr. DeMitry has been a Vice President and Senior Portfolio Manager of the Manager since July 2009.  He was a Portfolio Manager with the Manager from September 2006 to June 2009.  He was a research analyst from June 2003 to August 2006. Mr. DeMitry is a portfolio manager, an officer and a trader for the Fund and other Oppenheimer funds.

     Mr. Franz has been a Vice President and Senior Portfolio Manager of the Manager since July 2009. He was a Portfolio Manager with the Manager from October 2006 to June 2009. He was a research analyst with the Manager from June 2003 to September 2006. Mr. Franz is a portfolio manager and a trader for the Fund and other Oppenheimer funds.

      Mr. Camarella has been an Assistant Vice President of the Manager since July 2009. He has been an Associate Portfolio Manager of the Manager since January 2008. He was a research analyst with the Manager from April 2006 to December 2007. He was a credit analyst with the Manager from June 2003 to March 2006. Mr. Camarella is a portfolio manager, an officer and a trader for the Fund and other Oppenheimer funds.

     The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares.

MORE ABOUT YOUR ACCOUNT

About Your Account

Where Can You Buy Fund Shares? Oppenheimer funds may be purchased either directly or through a variety of "financial intermediaries" that offer Fund shares to their clients. Financial intermediaries include securities dealers, financial advisers, brokers, banks, trust companies, insurance companies and the sponsors of fund "supermarkets," fee-based advisory or wrap fee programs.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors four different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. When you buy shares, be sure to specify the class of shares you wish to purchase. If you do not choose a class, your investment will be made in Class A shares.

Class A Shares. If you buy Class A shares, you will pay an initial sales charge on investments up to $1 million for regular accounts or lesser amounts or if you qualify for certain fee waivers. The amount of the sales charge will vary depending on the amount you invest. The sales charge rates for different investment amounts are listed in "About Class A Shares" below.

Class B Shares. If you buy Class B shares, you will pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge (distribution fee) over a period of approximately six years. If you sell your shares within 5 years after buying them, you will normally pay a contingent deferred sales charge. The amount of the contingent deferred sales charge varies depending on how long you own your shares, as described in "About Class B Shares" below.

Class C Shares. If you buy Class C shares, you will pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 12 months after buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "About Class C Shares" below.
Class Y Shares. (Class Y shares are not currently available for sale.) Class Y shares generally are offered only to certain institutional investors that have special agreements with the Distributor, as described in "About Class Y Shares" below.

Certain sales charge waivers may apply to purchases or redemptions of Class A, Class B, or Class C shares. More information about those waivers is available in the Fund's Statement of Additional Information, or by clicking on the hyperlink "Sales Charge Waivers" under the heading "Fund Information" on the OppenheimerFunds website at "www.oppenheimerfunds.com."

WHAT IS THE MINIMUM INVESTMENT? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. The minimum additional investment requirement does not apply to reinvested dividends from the Fund or from other Oppenheimer funds or to omnibus account purchases. A $25 minimum applies to additional investments through an Asset Builder Plan, an Automatic Exchange Plan or a government allotment plan established before November 1, 2002. Reduced initial minimums are available in certain circumstances, including under the following investment plans:

  For an Asset Builder Plan or Automatic Exchange Plan or a government allotment plan, the minimum initial investment is $500.
  For certain fee based programs that have an agreement with the Distributor, a minimum initial investment of $250 applies.
  The minimum purchase amounts listed do not apply to omnibus accounts.

Minimum Account Balance. A $12 annual "minimum balance fee" is assessed on Fund accounts with a value of less than $500. The fee is automatically deducted from each applicable Fund account annually in September. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed. Small accounts may be involuntarily redeemed by the Fund if the value has fallen below $500 for reasons other than a decline in the market value of the shares.

Choosing a Share Class

CHOOSING A SHARE CLASS. Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial adviser. The Fund's operating costs that apply to a share class and the effect of the different types of sales charges on your investment will affect your investment results over time. For example, the net asset value and the dividends of Class B and Class C shares will be reduced by additional expenses borne by those classes such as the asset-based sales charge.

     Two of the factors to consider are how much you plan to invest and, while future financial needs cannot be predicted with certainty, how long you plan to hold your investment. For example, with larger purchases that qualify for a reduced initial sales charge on Class A shares, the effect of paying an initial sales charge on purchases of Class A shares may be less over time than the effect of the asset-based sales charges on Class B or Class C shares. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate each of the factors to see if you should consider a different class of shares.

     The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. These examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial adviser before making that choice.

  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, if you do not plan to hold your shares for five years or more), you should consider investing in Class C shares. That is because of the effect of the initial sales charge on Class A shares or the Class B contingent deferred sales charge if you redeem within five years.
  Investing for the Longer Term. If you are investing less than $100,000 for the longer-term and do not expect to need access to your money for five years or more, Class B shares may be appropriate.
  Amount of Your Investment. Your choice will also depend on how much you plan to invest. For shorter-term investments of less than $100,000, Class C shares might be the appropriate choice because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares you redeem after holding them for one year or more. However, if you plan to invest more than $100,000, and as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because over time the ongoing asset-based sales charge on Class C shares will have a greater impact on your account than the reduced front-end sales charge available for Class A share purchases of $100,000 or more. If you invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.
     The Distributor normally will not accept purchase orders from a single investor for more than $100,000 of Class B shares or for $1 million or more of Class C shares. Dealers or other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for determining the suitability of a particular share class for an investor.

Are There Differences in Account Features That Matter to You? Some account features may not be available for all share classes. Other features may not be advisable because of the effect of the contingent deferred sales charge. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

How Do Share Classes Affect Payments to Your Financial Intermediary? The Class B and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge or contingent deferred sales charge on Class A shares: to compensate the Distributor for concessions and expenses it pays to brokers, dealers and other financial intermediaries for selling Fund shares. Those financial intermediaries may receive different compensation for selling different classes of shares. The Manager or Distributor may also pay dealers or other financial intermediaries additional amounts from their own resources based on the value of Fund shares held by the intermediary for its own account or held for its customers accounts. For more information about those payments, see "Payments to Financial Intermediaries and Service Providers" below.

ABOUT CLASS A SHARES. Class A shares are sold at their offering price, which is the net asset value of the shares (described below) plus, in most cases, an initial sales charge. The Fund receives the amount of your investment, minus the sales charge, to invest for your account. In some cases, Class A purchases may qualify for a reduced sales charge or a sales charge waiver, as described below or in the Statement of Additional Information.

The Class A sales charge rate varies depending on the amount of your purchase. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession. The current sales charge rates and concessions paid are shown in the table below. There is no initial sales charge on Class A purchases of $1 million or more, but a contingent deferred sales charge (described below) may apply.

Amount of Purchase	Front-End Sales Charge As a Percentage of Offering Price	Front-End Sales Charge As a Percentage of Net Amount Invested	Concession As a Percentage of Offering Price
Less than $100,000	3.50%	3.63%	3.00%
$100,000 or more but less than $250,000	3.00%	3.09%	2.50%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.50%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

Reduced Class A Sales Charges. Under a "Right of Accumulation" or a "Letter of Intent" you may be eligible to buy Class A shares of the Fund at the reduced sales charge rates that would apply to a larger purchase. The Fund reserves the right to modify or to cease offering these programs at any time.

  Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making, you can add the value of shares that you and your spouse currently own, and other purchases that you are currently making, to the value of your Class A share purchase of the Fund. You may count Class A, Class B and Class C shares of the Fund and other Oppenheimer funds and Class A, Class B, Class C, Class G and Class H units in adviser sold Section 529 plans, for which the Manager or the Distributor serves as the "Program Manager" or "Program Distributor." The Distributor or the financial intermediary through which you are buying shares will determine the value of the shares you currently own based on the greater of their current offering price or the amount you paid for the shares. For purposes of calculating that value, the Distributor will only take into consideration the value of shares owned as of December 31, 2007 and any shares purchased subsequently. The value of any shares that you have redeemed and the value of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge will not be counted for this purpose.

In totaling your holdings, you may count shares held in:

  your individual accounts (including IRAs, 403(b) plans and eligible 529 plans), your joint accounts with your spouse,
  accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors.

A fiduciary can apply rights of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer and Single K plans for the benefit of a sole proprietor).

If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through a financial intermediary you must notify the intermediary of your eligibility for the Right of Accumulation at the time of your purchase.

     To count eligible shares held in accounts at other firms, you may be requested to provide the Distributor or your current financial intermediary with a copy of account statements showing your current holdings of the Fund, other eligible Oppenheimer funds or qualifying 529 plans. Shares purchased under a Letter of Intent may also qualify as eligible holdings under a Right of Accumulation.

  Letter of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A Letter of Intent is a written statement of your intention to purchase a specified value of Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G or Class H unit purchases in adviser sold Section 529 plans, for which the Manager or Distributor serves as the Program Manager or Program Distributor, over a 13-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to your Class A share purchases during that period. You must notify the Distributor or your financial intermediary of any qualifying 529 plan purchases or purchases through other financial intermediaries.

Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the "reinvestment privilege" described below, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified shares" for satisfying the terms of a Letter.

     Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not complete the anticipated purchases, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose. Please refer to "How to Buy Shares – Letters of Intent" in the Fund's Statement of Additional Information for more complete information. You may also be able to apply the Right of Accumulation to purchases you make under a Letter of Intent.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on Class A share purchases totaling $1 million or more of one or more of the Oppenheimer funds. However, those Class A shares may be subject to a 0.50% contingent deferred sales charge if they are redeemed within an 18-month "holding period" measured from the beginning of the calendar month in which they were purchased (except for shares in certain retirement plans). That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares or the aggregate net asset value of the redeemed shares at the time of redemption.

The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions and will not exceed the aggregate amount of the concessions the Distributor pays on all of your purchases of Class A shares, of all Oppenheimer funds, that are subject to the contingent deferred sales charge.

The Distributor pays concessions from its own resources on certain purchases of Class A shares of one or more of the Oppenheimer funds that, in the aggregate, total $1 million or more. If purchases of a Fund's Class A shares are included in any such purchase, the Distributor will pay the concession on those Fund shares at the rate of 0.50% of their net asset value. A concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and dealer concession.

ABOUT CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within five years from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge will be deducted from the redemption proceeds. Class B shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class B contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class B shares.

The amount of the Class B contingent deferred sales charge will depend on the number of years since you invested, according to the following schedule:

Years since Beginning of Month in Which Purchase Order was Accepted	Contingent Deferred Sales Charge on Redemptions in That Year (As % of Amount Subject to Charge)
0-1	4.0%
1-2	3.0%
2-3	2.0%
3-4	2.0%
4-5	1.0%
More than 5	None

In the table, a "year" is a 12-month period. In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares six years (72 months) after you purchase them. This conversion eliminates the Class B asset-based sales charge, however, the shares will be subject to the ongoing Class A fees and expenses. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert to Class A shares, all other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

ABOUT CLASS C SHARES. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge of 1.00% may be deducted from the redemption proceeds. Class C shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class C contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares.

ABOUT CLASS Y SHARES. (Class Y shares are not currently available for sale.) Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for this purpose. They may include insurance companies, registered investment companies, employee benefit plans and Section 529 plans, among others.

An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office) and some of the special account features available to investors buying those other classes of shares do not apply to Class Y shares. Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Fund.

The Price of Fund Shares

THE PRICE OF FUND SHARES. Shares may be purchased at their offering price which is the net asset value per share plus any initial sales charge that applies. Shares are redeemed at their net asset value per share less any contingent deferred sales charge that applies. The net asset value that applies to a purchase or redemption order is the next one calculated after the Distributor receives the order, in proper form as described in this prospectus, or after any agent appointed by the Distributor receives the order in proper form as described in this prospectus. Your financial intermediary can provide you with more information regarding the time you must submit your purchase order and whether the intermediary is an authorized agent for the receipt of purchase and redemption orders.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (the "NYSE"), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days. All references to time in this prospectus are to "Eastern time."

The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. The Fund's assets generally trade in the over-the-counter market rather than on a securities exchange. Therefore, to determine net asset values, the Fund assets are generally valued at the mean between the bid and asked prices as determined by a pricing service. If the prices determined by the pricing service do not accurately reflect fair value for a security (in the Manager's judgment) or if a security's value has been materially affected by events occurring after the price is received from the pricing service and before the time as of which the Fund's net asset values are calculated that day, that security may be valued by another method that the Board of Trustees believes accurately reflects the fair value.

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager's Valuation Committee. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined. In determining whether prices received from the pricing services are reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the prices of the securities of issuers held by the Fund. Those may include events affecting specific issuers or events affecting securities markets (for example, a securities market closes early because of a natural disaster). The Fund uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for the Fund's portfolio securities, although it may not always be able to accurately determine such values. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at the same time at which the Fund determines its net asset value per share.

Contingent Deferred Sales Charge. If you redeem shares during their applicable contingent deferred sales charge holding period, the contingent deferred sales charge generally will be deducted from the redemption proceeds. In some circumstances you may be eligible for one of the waivers described in "Sales Charge Waivers" below and in the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information. You must advise the Transfer Agent or your financial intermediary of your eligibility for a waiver when you place your redemption request.

       A contingent deferred sales charge will be based on the net asset value of the redeemed shares at the time of redemption or the original net asset value, whichever is lower. A contingent deferred sales charge is not imposed on:

  any increase in net asset value over the initial purchase price, shares purchased by the reinvestment of dividends or capital gains distributions, or shares eligible for a sales charge waiver (see "Sales Charge Waivers" below).

The Fund redeems shares in the following order:

  shares acquired by the reinvestment of dividends or capital gains distributions, other shares that are not subject to the contingent deferred sales charge, and shares held the longest during the holding period.

     You are not charged a contingent deferred sales charge when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange your shares within the applicable holding period, your original holding period will carry over to the shares you acquire, even if the new fund has a different holding period.

SALES CHARGE WAIVERS. The Fund and the Distributor offer the following opportunities to purchase shares without front-end or contingent deferred sales charges. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.

  Dividend Reinvestment. Dividends or capital gains distributions may be reinvested in shares of the Fund, or any of the other Oppenheimer funds into which shares of the Fund may be exchanged, without a sales charge.
  Exchanges of Shares. There is no sales charge on exchanges of shares except for exchanges of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge.
  Reinvestment Privilege. There is no sales charge on reinvesting the proceeds from redemptions of Class A shares or Class B shares that occurred within the previous six months if you paid an initial or contingent deferred sales charge on the redeemed shares. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for the waiver at the time you submit your purchase order.

     In addition, the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information provides detailed information about certain other initial sales charge and contingent deferred sales charge waivers and arrangements. A description of those sales charge waivers and arrangements is available for viewing on the OppenheimerFunds website at www.oppenheimerfunds.com (follow the hyperlink "Sales Charges & Breakpoints," under the heading "Fund Information") and may also be ordered by calling 1.800.225.5677. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for one of those waivers at the time you submit your purchase order or redemption request.

How to Buy, Sell and Exchange Shares

HOW TO BUY SHARES. You can buy shares in several ways. The Distributor has appointed certain financial intermediaries, including brokers, dealers and others, as servicing agents to accept purchase and redemption orders. The Distributor or servicing agent must receive your order, in proper form, by the close of the NYSE for you to receive that day's offering price. If your order is received on a day when the NYSE is closed or after it has closed, the order will receive the next offering price that is determined. To be in proper form, your purchase order must comply with the procedures described below. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through a Financial Intermediary. You can buy shares through any servicing agent (a broker, dealer, or other financial intermediary) that has a sales agreement with the Distributor. Your servicing agent will place your order with the Distributor on your behalf. A servicing agent may charge a processing fee for that service. Your account information will be shared with the financial intermediary designated as the dealer of record for the account.

Buying Shares Through the Distributor. We recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund is appropriate for you. If you want to purchase shares directly from the Distributor, complete an OppenheimerFunds new account application and mail it with a check payable in U.S. dollars to "OppenheimerFunds Distributor, Inc." to the address on the back cover. If you do not list a dealer on your application, the Distributor is designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares and Class A shares are your only purchase option. Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. However, if a current investor no longer has a broker-dealer of record for an existing Class B or Class C account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares. If you submit a purchase request to the Distributor without designating the fund you wish to invest in, your investment will be made in Class A shares of Oppenheimer Money Market Fund, Inc. This policy does not apply to purchases by or for certain retirement plans or accounts. For more information regarding undesignated investments, please call the Transfer Agent at the number on the back cover of this prospectus.

  Involuntary Redemptions. In some circumstances, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Identification Requirements. Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business, and your Social Security Number, Employer Identification Number or other government-issued identification when you open an account. Additional information may be required to open a corporate account or in certain other circumstances. The Fund or the Transfer Agent may use this information to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of verifying your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

HOW TO SELL SHARES. You can generally redeem (sell) some or all of your shares on any regular business day. You may redeem your shares by writing a letter, by wire, by telephone or on the internet. You can also set up an Automatic Withdrawal Plan to redeem shares on a regular basis. The redemption of Fund shares may be suspended under certain circumstances described in the Statement of Additional Information. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call your financial intermediary or the Transfer Agent for assistance.

Redemption Price. Your shares will be redeemed at net asset value less any applicable sales charge or other fees. The net asset value used will be the next one calculated after your order is received, in proper form, by the Transfer Agent or your authorized financial intermediary. To be in proper form, your redemption order must comply with the procedures described below. The redemption price for shares will change from day-to-day because the value of the securities in the Fund's portfolio and the Fund's expenses fluctuate. The redemption price will normally differ for each class of shares. The redemption price of your shares may be more or less than their original cost.

Redemptions "In-Kind." Shares may be "redeemed in-kind" under certain circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). That means that the redemption proceeds will be paid in securities from the Fund's portfolio. If the Fund redeems your shares in-kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.

Options for Receiving Redemption Proceeds

  By Check. The Fund will normally send redemption proceeds by check to the address on your account statement.
  By AccountLink. If you have linked your Fund account to your bank account with AccountLink (described below), you may have redemption proceeds transferred directly into your account. Normally the transfer to your bank is initiated on the bank business day after the redemption. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transferred.
  By Wire. You can arrange to have redemption proceeds sent by Federal Funds wire to an account at a bank that is a member of the Federal Reserve wire system. The redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transmitted.

Checkwriting. To write checks against your Fund account, you may request that privilege on your account application. To establish checkwriting privileges for an existing account, contact the Transfer Agent for signature cards. The signature cards must be signed (with a signature guarantee) by all owners on the account and returned to the Transfer Agent. Shareholders with joint accounts may choose to have checks paid with only one owner's signature. If you previously signed a signature card to establish checkwriting in another Oppenheimer fund with the same registration, simply call the Transfer Agent (at the number on the back cover) to request checkwriting for this Fund. Checks will be sent to you when all of the required information is received.

  Checks may be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or by the Fund's custodian bank.
  Checks must be written for at least $500. Checks will not be accepted if they are written for less than $500, including checks that indicate a $100 minimum.
  Checks cannot be paid if they are written for more than your account value. Remember, your account may fluctuate in value and you should not write a check close to the total account value.
  If your Fund account number has changed, don't use your existing checks. New checks will be sent to you.
  You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 5 business days.
  Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge.
  Checkwriting privileges are not available for shares that are held in a retirement account.

Payment Delays. Payment for redeemed shares is usually made within seven days after the Transfer Agent receives redemption instructions in proper form. For accounts registered in the name of a broker-dealer, payment will normally be forwarded to the broker-dealer within three business days. The Transfer Agent may delay processing redemption payments for recently purchased shares until the purchase payment has cleared. That delay may be as much as 5 business days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check. Under unusual circumstances, the right to redeem shares or the payment of redemption proceeds may be delayed or suspended as permitted under the Investment Company Act.

THE OPPENHEIMERFUNDS EXCHANGE PRIVILEGE. You can exchange all or part of your Fund shares for shares of the same class of other Oppenheimer funds that offer the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. You can obtain a list of the Oppenheimer funds that are currently available for exchanges by calling a service representative at the telephone number on the back of this prospectus. The funds available for exchange can change from time to time. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.

The OppenheimerFunds exchange privilege affords investors the ability to switch their investments among Oppenheimer funds if their investment needs change. However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, increase its transaction and administrative costs and/or affect its performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets a portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades.

If large dollar amounts are involved in exchange or redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet those transaction requests, and the Fund's brokerage or administrative expenses might be increased. Therefore, the Manager and the Fund's Board have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges or purchase and redemption activity, while addressing the needs of investors who seek liquidity in their investment and the ability to exchange shares as their investment needs change. There is no guarantee that those policies and procedures, described below, will be sufficient to identify and deter all excessive short-term trading.

Limitations on Frequent Exchanges

30-Day Hold. If a direct shareholder exchanges shares of another Oppenheimer fund account for shares of the Fund, his or her Fund account will be "blocked" from exchanges into any other fund for a period of 30 calendar days from the date of the exchange, subject to certain exceptions described below. Likewise, if a Fund shareholder exchanges Fund shares for shares of another eligible Oppenheimer fund, that fund account will be "blocked" from further exchanges for 30 calendar days. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $2,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange, the full account balance ($12,000 in this example) would be blocked from exchanges into another fund for a period of 30 calendar days. A shareholder whose account is registered on the Fund's books showing the name, address and tax ID number of the beneficial owner is a "direct shareholder."

Exceptions to 30-Day Hold

  Exchanges Into Money Market Funds. A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of an eligible money market fund any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days. However, all of the shares held in that money market fund would then be blocked from further exchanges into another fund for 30 calendar days.
  Dividend Reinvestments and Class B Share Conversions. The reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of Class B shares into Class A shares will not be considered exchanges for purposes of imposing the 30-day limit.
  Asset Allocation Programs. Investment programs by Oppenheimer "funds-of-funds" that entail rebalancing investments in underlying Oppenheimer funds will not be subject to these limits. However, third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves to the Transfer Agent and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts. "On-demand" exchanges outside the parameters of portfolio rebalancing programs will also be subject to the 30-day limit.
  Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day block as a result of those automatic or systematic exchanges but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges.
  Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this prospectus.

Limitations on Exchanges in Omnibus Accounts. If you hold your Fund shares through a financial advisor or other firm such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or a trustee of a retirement plan that holds your shares in an account under its name (these are sometimes referred to as "omnibus" or "street name" accounts), that financial intermediary may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply. The Fund, the Distributor, the Manager and the Transfer Agent encourage those financial intermediaries to apply the Fund's policies to their customers who invest indirectly in the Fund. However, the Transfer Agent may not be able to detect excessive short-term trading activity in accounts maintained in "omnibus" or "street name" form where the underlying beneficial owners are not identified. The Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review the account activity, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity.

Other Limitations on Exchanges. There are a number of other special conditions and limitations that apply to certain types of exchanges. Those conditions and circumstances are described in the section "How to Exchange Shares" in the Statement of Additional Information. For information about sales charges that may apply to exchanges of shares see the sections "Contingent Deferred Sales Charges" and "Sales Charge Arrangements and Waivers" above.

Requirements for Exchanges of Shares. To exchange shares of the Fund, you must meet several conditions. The Fund may amend the following requirements at any time:

  Shares of the fund selected for exchange must be available for sale in your state of residence.
  The selected fund must offer the exchange privilege.
  You must meet the minimum purchase requirements for the selected fund.
  Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.
  Before exchanging into a fund, you should obtain its prospectus and should read it carefully.

Timing of Exchange Transactions. Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request must be received by the close of the NYSE that day in order to receive that day's net asset value on the exchanged shares. For requests received after the close of the NYSE the shares being exchanged will be valued at the next net asset value calculated after the request is received. The Transfer Agent may delay transmitting the proceeds from an exchange for up to five business days, however, if it determines, in its discretion, that an earlier transmittal of the redemption proceeds would be detrimental to either the fund from which shares are being exchanged or the fund into which the exchange is being made. The exchange proceeds will be invested in the new fund at the next net asset value calculated after the proceeds are received. In the event that a delay in the reinvestment of proceeds occurs, the Transfer Agent will notify you or your financial intermediary.

Taxes on Exchanges. For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. Therefore, an exchange may result in a capital gain or loss for tax purposes.

OTHER LIMITS ON SHARE TRANSACTIONS. The Fund may impose other limits on transactions that it believes would be disruptive and may refuse any purchase or exchange order.

  Right to Refuse Purchase and Exchange Orders. The Distributor and/or the Transfer Agent may refuse any purchase or exchange order in their discretion and are not obligated to provide notice before rejecting an order.
  Right to Terminate or Suspend Account Privileges. The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policies outlined in this prospectus. As part of the Transfer Agent's procedures to detect and deter excessive trading activity, the Transfer Agent may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Transfer Agent may send a written warning to a shareholder that the Transfer Agent believes may be engaging in disruptive or excessive trading activity; however, the Transfer Agent reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the Transfer Agent determines, in the exercise of its discretion, has engaged in such trading activity.

HOW TO SUBMIT SHARE TRANSACTION REQUESTS. Share transactions may be requested by telephone or internet, in writing, through your financial intermediary, or by establishing one of the Investor Services plans described below. Certain transactions may also be submitted by fax. If an account has more than one owner, the Fund and the Transfer Agent may rely on instructions from any one owner or from the financial intermediary's representative of record for the account, unless that authority has been revoked.

Internet and Telephone Transaction Requests. Purchase, redemption and exchange requests may be submitted on the OppenheimerFunds internet website, www.oppenheimerfunds.com. Those requests may also be made by calling the telephone number on the back cover and either speaking to a service representative or accessing PhoneLink, the OppenheimerFunds automated telephone system that enables shareholders to perform certain account transactions automatically using a touch-tone phone.

You will need to obtain a user I.D. and password to execute transactions through PhoneLink or on the internet. Some internet and telephone transactions require the Oppenheimer AccountLink feature, described below, that links your Fund account with an account at a U.S. bank or other financial institution. The Transfer Agent will record any telephone calls to verify data concerning transactions.

The following policies apply to internet and telephone transactions:

  Purchases through AccountLink that are submitted through PhoneLink or on the internet are limited to $100,000.
  Purchases through AccountLink that are submitted by calling a service representative are limited to $250,000.
  Redemptions that are submitted by telephone or on the internet and request the proceeds to be paid by check, must be made payable to all owners of record of the shares and must be sent to the address on the account statement. Telephone or internet redemptions paid by check may not exceed $100,000 in any seven-day period. This service is not available within 15 days of changing the address on an account.
  Redemptions by telephone or on the internet that are sent to your bank account through AccountLink are not subject to any dollar limits.
  Exchanges submitted by telephone or on the internet may be made only between accounts that are registered with the same name(s) and address.
  Shares for which share certificates have been issued may not be redeemed or exchanged by telephone or on the internet.
  Shares held in an OppenheimerFunds-sponsored qualified retirement plan account may not be redeemed or exchanged by telephone or on the internet.

     The Transfer Agent has adopted procedures to confirm that telephone and internet instructions are genuine. Callers are required to provide service representatives with tax identification numbers and other account data and PhoneLink and internet users are required to use PIN numbers. The Transfer Agent will also send you written confirmations of share transactions. The Transfer Agent and the Fund will not be liable for losses or expenses that occur from telephone or internet instructions reasonably believed to be genuine.

Telephone or internet transaction privileges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice of such changes whenever it is required to do so by applicable law.

Purchases and Redemptions by Federal Funds Wire.  Shares purchased through the Distributor may be paid for by Federal Funds wire. Redemption proceeds may also be transmitted by wire. The minimum wire purchase or redemption is $2,500. There is a $10 fee for each wire redemption request. Before sending a wire purchase, call the Distributor's Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions. To set up wire redemptions on your account or to arrange for a wire redemption, call the Transfer Agent at the telephone number on the back of this prospectus for information.

Written Transaction Requests. You can send purchase, exchange or redemption requests to the Transfer Agent at the address on the back cover. Your request must include:

  The Fund's name;
  For existing accounts, the Fund account number (from your account statement);
  For new accounts, a completed account application;
  For purchases, a check payable to the Fund or to OppenheimerFunds Distributor, Inc.;
  For redemptions, any special payment instructions;
  For redemptions or exchanges, the dollar amount or number of shares to be redeemed or exchanged;
  For redemptions or exchanges, any share certificates that have been issued (exchanges or redemptions of shares for which certificates have been issued cannot be processed until the Transfer Agent receives the certificates);
  For individuals, the names and signatures of all registered owners exactly as they appear in the account registration;
  For corporations, partnerships or other businesses or as a fiduciary, the name of the entity as it appears in the account registration and the names and titles of any individuals signing on its behalf; and
  Other documents requested by the Transfer Agent to assure that the person purchasing, redeeming or exchanging shares is properly identified and has proper authorization to carry out the transaction.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee. A notary public seal will not be accepted for these requests (other situations might also require a signature guarantee):

  You wish to redeem more than $100,000 and receive a check;
  The redemption check is not payable to all shareholders listed on the account statement;
  The redemption check is not sent to the address of record on your account statement;
  Shares are being transferred to a Fund account with a different owner or name; or
  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a signature guarantee from a number of financial institutions, including:

  a U.S. bank, trust company, credit union or savings association, a foreign bank that has a U.S. correspondent bank,
  a U.S. registered dealer or broker in securities, municipal securities or government securities, or a U.S. national securities exchange, a registered securities association or a clearing agency.

Fax Requests. You may send requests for certain types of account transactions to the Transfer Agent by fax. Please call the number on the back of this prospectus for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as the written, telephone and internet requests described in this prospectus.  However, requests that require a signature guarantee may not be submitted by fax.

Submitting Transaction Requests Through Your Financial Intermediary. You can submit purchase, redemption or exchange requests through any broker, dealer or other financial intermediary that has a special agreement with the Distributor. The broker, dealer or other intermediary will place the order with the Distributor on your behalf. A broker or dealer may charge a processing fee for that service. If your shares are held in the name of your financial intermediary, you must redeem them through that intermediary.

Intermediaries that perform account transactions for their clients by participating in "Networking" through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the intermediary performs any transaction erroneously or improperly.

Client Account Exchanges by Financial Intermediaries. The Fund and the Transfer Agent permit brokers, dealers and other financial intermediaries to submit exchange requests on behalf of their customers, unless that authority has been revoked. The Fund or the Transfer Agent may limit or refuse exchange requests submitted by such financial intermediaries if, in the Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

INVESTMENT PLANS AND SERVICES

AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. AccountLink lets you:

  transmit funds electronically to purchase shares by internet, by telephone or automatically through an Asset Builder Plan. The purchase payment will be debited from your bank account.
  have the Transfer Agent send redemption proceeds or dividends and distributions directly to your bank account.

     AccountLink privileges should be requested on your account application or on your broker-dealer's settlement instructions if you buy your shares through a broker-dealer. For an established account, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on the account as well as to the financial intermediary's representative of record unless and until the Transfer Agent terminates or receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change you make to your bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders on the account. Please call the Transfer Agent for more information.

Asset Builder Plan. Under an Asset Builder Plan, you may purchase shares of the Fund automatically. An Asset Builder Plan is available only if you have established AccountLink with a bank or other financial institution. Payments to purchase Fund shares will be debited from your linked account.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the account application. To add an Asset Builder Plan to an existing account, use the Asset Builder Enrollment Form. You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement the requested changes. For more details, see the account application, the Asset Builder Enrollment Form and the Statement of Additional Information. Those documents are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Automatic Redemption and Exchange Plans. The Fund has several plans that enable you to redeem shares automatically or exchange them for shares of another Oppenheimer fund on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

Less Paper, Less Waste. To avoid sending duplicate copies of Fund materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called "householding," benefits the Fund through lower printing costs and reduced mailing expense.

If you prefer to receive multiple copies of these materials, you may call the Transfer Agent at the number on the back of this prospectus or you may notify the Transfer Agent in writing. Multiple copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares that reimburses the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. The Fund makes these payments quarterly, calculated at an annual rate of up to 0.25% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to pay the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the plans, the Fund pays the Distributor an asset-based sales charge for Class B and Class C shares calculated at an annual rate of 0.75% of the daily net assets of those classes. The Fund also pays a service fee under the plans at an annual rate of 0.25% of the daily net assets of Class B and Class C. Altogether, these fees increase the Class B and Class C annual expenses by 1.00%, calculated on the daily net assets of the applicable class. Because these fees are paid out of the Fund's assets on an on going basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

     Use of Plan Fees: The Distributor uses the service fees to compensate brokers, dealers, banks and other financial intermediaries for maintaining accounts and providing personal services to Class B and Class C shareholders in the applicable share class. The Distributor normally pays intermediaries the 0.25% service fee in advance for the first year after shares are purchased and then pays that fee periodically.

     Class B Shares: The Distributor currently pays a sales concession of 2.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 3.00% of the purchase price. The Distributor normally retains the Class B asset-based sales charge. For ongoing purchases of Class B shares by certain retirement plans, the Distributor may pay the intermediary the asset-based sales charge and service fee during the first year after purchase instead of paying a sales concession and the first year's service fees at the time of purchase. See the Statement of Additional Information for exceptions.

     Class C Shares: At the time of a Class C share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class C share purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class C share purchases during the first year and then pays that fee to the intermediary as an ongoing concession. See the Statement of Additional Information for exceptions to these arrangements.

PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager and the Distributor, in their discretion, may also make payments to brokers, dealers and other financial intermediaries or to service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Manager's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Manager receives from the Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. Payments by the Manager or Distributor from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

      The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include your securities broker, dealer or financial advisor, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks, trust companies and other intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

     The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net tax-exempt income and/or net taxable investment income each regular business day and to pay those dividends monthly. Daily dividends will not be declared or paid on newly-purchased shares until Federal Funds are available to the Fund from the purchase payment for such shares.

The Fund attempts to pay dividends on Class A shares at a constant level. There is no assurance that it will be able to do so. The Board of Trustees may change the targeted dividend level at any time, without prior notice to shareholders. The amount of those dividends and any other distributions paid on other classes of shares may vary over time, depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the particular class of shares. Dividends and other distributions paid on Class A shares will generally be higher than dividends for Class B and Class C shares, which normally have higher expenses than Class A. The Fund cannot guarantee that it will pay any dividends or other distributions.

CAPITAL GAINS. Although the Fund does not seek capital gains, it may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains annually. The Fund may also make supplemental distributions of ordinary income and exempt-interest dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

Options for Receiving Dividends and Distributions. When you open your Fund account, you can specify on your application how you want to receive distributions of dividends and capital gains. To change that option, you must notify the Transfer Agent. There are four payment options available:

  Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
  Reinvest Only Dividends or Capital Gains. You can elect to reinvest some types of distributions in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink. Different treatment is available for distributions of dividends, short-term capital gains and long-term capital gains.
  Receive All Distributions in Cash. You can elect to receive all dividends and capital gains distributions by check or have them sent to your bank through AccountLink.
  Reinvest Your Distributions in Another Oppenheimer Fund. You can reinvest all of your dividends and capital gains distributions in another Oppenheimer fund that is available for exchanges. You must have an existing account in the same share class in the selected fund.

TAXES. Dividends paid from net investment income earned by the Fund on tax-exempt municipal securities will be excludable from gross income for federal income tax purposes. All or a portion of the dividends paid by the Fund that are derived from interest paid on certain "private activity bonds" may be an item of tax preference if you are subject to the federal alternative minimum tax. The portion of the Fund's exempt-interest dividends that was a tax preference item for the most recent calendar year is available on the OppenheimerFunds website at www.oppenheimerfunds.com. Under the heading "I Want To," click on the link "Access the Tax Center" and under the drop down menu for "Tax Preparation Information," click the link "Municipal Income/Tax Preference Percentage Tables." You'll find a link to the Oppenheimer Municipal Fund AMT Tax Percentages at the end of that page. This amount will vary from year to year.

Dividends and capital gains distributions may be subject to federal, state or local taxes. Any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund. The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion of these gains may be taxable to you as ordinary income rather than capital gains. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

After the end of each calendar year the Fund will send you and the Internal Revenue Service statements showing the amount of any taxable distributions you received in the previous year and will separately identify any portion of these distributions that qualify for taxation as long-term capital gains or for any other special tax treatment.

     If you are neither a lawful permanent resident nor a citizen of the United States, or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gain) generally will be subject to a 30% U.S. withholding tax, unless a lower rate applies under an income tax treaty. Dependent upon Congressional action, for the Fund's taxable year beginning August 1, 2009, certain distributions that are designated by the Fund as interest-related dividends or short-term gain dividends and paid to a foreign shareholder may be eligible for an exemption from U.S. withholding tax. To the extent the Fund's distributions are derived from dividends, they will not be eligible for this exemption.

     By law, your dividends and redemption proceeds will be subject to a withholding tax if you are not a corporation and have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.
Avoid "Buying a Distribution." If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares, and then receive a portion of the price back as a taxable dividend or capital gain.
Remember, There May be Taxes on Transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you receive when you sell or exchange them. Any capital gain is subject to capital gains tax.
Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders, resulting in a reduction in the basis in their shares. If this occurs, the Fund will notify you.

This information is only a summary of certain federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

     Every year your Fund will send you and the Internal Revenue Service a statement showing the amount of any taxable distribution you received in the previous year. The Fund will also send you a separate statement summarizing the total distributions paid by that Fund.

Other Taxability Risk Considerations. It is possible that, because of events occurring after the date of its issuance, a municipal security owned by the Fund will be determined to pay interest that is includable in gross income for purposes of the federal income tax, and that the determination could be retroactive to the date of issuance. Such a determination may cause a portion of prior distributions to shareholders to be taxable to shareholders in the year of receipt.

Legislation affecting tax-exempt municipal securities is often considered by the United States Congress, and legislation affecting the exemption of interest or other income thereon for purposes of taxation by a state may be considered by the state's legislature. Court proceedings may also be filed, the outcome of which could modify the tax treatment of a state's municipal securities. There can be no assurance that legislation enacted or proposed, or actions by a court, after the date of issuance of a municipal security will not have an adverse effect on the tax status of interest or other income or the market value of that municipal security. Please consult your tax adviser regarding pending or proposed federal and state tax legislation, court proceedings and other tax considerations.

Qualification as a Regulated Investment Company. The Fund intends each year to qualify as a "regulated investment company" under the Internal Revenue Code, but reserves the right not to qualify. The Fund qualified during its most recent fiscal year. The Fund, as a regulated investment company, will not be subject to federal income taxes on any of its income, provided that it satisfies certain income, diversification and distribution requirements.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.

FINANCIAL HIGHLIGHTS

Class A Year Ended July 31,	2009	2008	2007	2006	2005
Per Share Operating Data
Net asset value, beginning of period	$3.34	$3.55	$3.52	$3.56	$3.30
Income (loss) from investment operations:
Net investment income[1]	.16	.15	.15	.15	.16
Net realized and unrealized gain (loss)	(.15)	(.22)	.02	(.03)	.25
Total from investment operations	.01	(.07)	.17	.12	.41
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.15)	(.14)	(.14)	(.16)	(.15)
Net asset value, end of period	$3.20	$3.34	$3.55	$3.52	$3.56

Total Return, at Net Asset Value[2]	0.51%	(1.85)%	4.99%	3.32%	12.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$154,287	$228,159	$208,041	$161,562	$44,554
Average net assets (in thousands)	$180,705	$229,325	$186,689	$105,009	$21,877
Ratios to average net assets:[3]
Net investment income	5.10%	4.36%	4.10%	4.19%	4.76%
Expenses excluding interest and fees on short-term floating rate notes issued	1.43%	0.89%	1.04%	1.42%	1.66%
Interest and fees on short-term floating rate notes issued	0.03%[4]	0.15%[4]	0.24%[4]	--	--
Total expenses	1.46%	1.04%	1.28%	1.42%	1.66%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.46%	1.03%	1.08%	0.80%	0.80%
Portfolio turnover rate	31%	41%	17%	33%	4%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total return. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3. Annualized for periods less than one full year.
4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

Class B Year Ended July 31,	2009	2008	2007	2006	2005
Per Share Operating Data
Net asset value, beginning of period	$3.41	$3.62	$3.59	$3.63	$3.36
Income (loss) from investment operations:
Net investment income[1]	.13	.12	.12	.13	.14
Net realized and unrealized gain (loss)	(.15)	(.22)	.02	(.04)	.26
Total from investment operations	(.02)	(.10)	.14	.09	.40
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.12)	(.11)	(.11)	(.13)	(.13)
Net asset value, end of period	$3.27	$3.41	$3.62	$3.59	$3.63

Total Return, at Net Asset Value[2]	(0.50)%	(2.69)%	4.05%	2.49%	12.03%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,977	$2,028	$2,136	$2,517	$1,295
Average net assets (in thousands)	$1,951	$2,068	$2,276	$1,980	$ 836
Ratios to average net assets:[3]
Net investment income	4.14%	3.46%	3.34%	3.49%	4.11%
Expenses excluding interest and fees on short-term floating rate notes issued	2.45%	1.77%	1.94%	2.30%	2.86%
Interest and fees on short-term floating rate notes issued	0.03%[4]	0.15%[4]	0.24%[4]	--	--
Total expenses	2.48%	1.92%	2.18%	2.30%	2.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.48%	1.91%	1.89%	1.55%	1.55%
Portfolio turnover rate	31%	41%	17%	33%	4%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total return. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3. Annualized for periods less than one full year.
4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

Class C Year Ended July 31,	2009	2008	2007	2006	2005
Per Share Operating Data
Net asset value, beginning of period	$3.33	$3.54	$3.51	$3.56	$3.30
Income (loss) from investment operations:
Net investment income[1]	.13	.12	.12	.12	.14
Net realized and unrealized gain (loss)	(.15)	(.21)	.03	(.04)	.25
Total from investment operations	(.02)	(.09)	.15	.08	.39
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.12)	(.12)	(.12)	(.13)	(.13)
Net asset value, end of period	$3.19	$3.33	$3.54	$3.51	$3.56

Total Return, at Net Asset Value[2]	(0.29)%	(2.59)%	4.25%	2.30%	12.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$60,411	$77,530	$59,029	$51,659	$21,589
Average net assets (in thousands)	$66,544	$71,291	$55,357	$39,346	$ 9,836
Ratios to average net assets:[3]
Net investment income	4.31%	3.58%	3.34%	3.46%	3.98%
Expenses excluding interest and fees on short-term floating rate notes issued	2.23%	1.67%	1.84%	2.21%	2.55%
Interest and fees on short-term floating rate notes issued	0.03%[4]	0.15%[4]	0.24%[4]	--	--
Total expenses	2.26%	1.82%	2.08%	2.21%	2.55%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.26%	1.81%	1.86%	1.55%	1.55%
Portfolio turnover rate	31%	41%	17%	33%	4%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total return. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3. Annualized for periods less than one full year.
4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (it is legally part of this prospectus).
ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Annual and Semi-Annual Reports provide additional information about the Fund's investments and performance. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-21474 SP0801.001.1109

Oppenheimer
Limited Term California Municipal Fund
NYSE Ticker Symbols
Class A	OLCAX
Class B	OLCBX
Class C	OLCCX

November 27, 2009

Statement of Additional Information

This document contains additional information about the Fund and supplements information in the Prospectus dated November 27, 2009.
This Statement of Additional Information is not a prospectus.  It should be read together with the prospectus, which may be obtained by writing to the Fund's transfer agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the transfer agent at the toll-free number shown below, or by downloading it from the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Oppenheimer Limited Term California Fund
6803 South Tucson Way, Centennial, Colorado 80112-3924 1.800.CALL OPP (225.5677)

Inside Front Cover

To Summary Prospectus

Additional Information About the Fund's Investment Policies and Risks

The investment objective, the principal investment policies and the main risks of the Fund are described in the prospectus. This Statement of Additional Information ("SAI") contains supplemental information about those policies and risks and the types of securities in which the Fund can invest. Additional information is also provided about the strategies that the Fund may use to try to achieve its investment objective.

The composition of the Fund's portfolio and the techniques and strategies that the Fund uses in selecting portfolio securities may vary over time. The Fund is not required to use all of the investment techniques and strategies described below in seeking its investment objective. It may use some of the investment techniques and strategies only at some times or it may not use them at all.

The Fund's municipal securities that are held to maturity are redeemable by the security's issuer at full principal value plus accrued interest. The values of those securities held by the Fund, however, may be affected by changes in general interest rates and other factors prior to their maturity. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increased after a security was purchased, that security will normally decline in value. Conversely, should interest rates decrease after a security was purchased, normally its value would rise.

Those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to the security's maturity. The Fund may dispose of securities prior to their maturity for investment purposes. In that case, the Fund could realize a capital gain or loss on the sale.

There are variations in the credit quality of municipal securities, both within a particular rating category and between categories. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

Unless the prospectus or SAI states that an investment percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except for borrowing and investments in illiquid securities). This means the Fund does not have to buy or sell securities solely to meet percentage limits if those limits were not met because the value of the investment changed in proportion to the size of the Fund.

The Fund's Main Investment Policies

In selecting securities for the Fund's portfolio, the Manager evaluates the merits of particular securities primarily through the exercise of its own investment analysis. For example, with respect to inflation-indexed government bonds, that process may include, among other things, evaluation of the government's economic and monetary policy, the country's economic condition, and current inflation and interest rates.

Average Effective Portfolio Maturity of the Fund's Portfolio. In seeking to maintain a dollar-weighted average effective portfolio maturity of less than five years, the Fund may purchase individual securities that have effective maturities of more or less than five years. The goal is to try to manage the sensitivity of the Fund's portfolio to changes in interest rates, and in doing so to manage the volatility of the Fund's share prices in response to those changes. The effective maturity of a bond might lengthen if market interest rates increase, and the effective maturity might shorten if market interest rates decline. Increasing market interest rates therefore could cause the average effective maturity of the portfolio to lengthen beyond five years, absent any portfolio transactions.

In computing the Fund's average effective portfolio maturity, the Manager intends to use the same effective maturity dates that are shorter than the bond's stated maturity as are used in the marketplace for evaluating a bond for trading and pricing purposes. That date might be the date of a mandatory put, pre-refunded call, optional call or the average life to which a bond is priced. A bond having a variable coupon rate or anticipated principal prepayment may be assigned an effective maturity that is shorter than a stated call date, put date or average life, to reflect more closely the reduced price volatility expectations as to that bond.

Municipal Securities. The types of municipal securities in which the Fund may invest and the Fund's principal investment strategies are described in the prospectus under "Principle Investment Strategies" and "About the Fund's Investments". Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

Under normal market conditions, as a non-fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in California municipal securities that, in the opinion of counsel to the issuer of the securities, are exempt from federal and California individual income taxes.

Municipal Bonds. Long-term municipal securities which have a maturity of more than one year (when issued) are classified as "municipal bonds." The principal classifications of long-term municipal bonds are "general obligation" bonds and "revenue" bonds (including "private activity" bonds). They may have fixed, variable or floating rates of interest or may be "zero-coupon" bonds, as described below.

Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is 5 to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return. In turn that could reduce the Fund's yield.

General Obligation Bonds. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing, if any, power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state's or local government's proportionate share of the tobacco Master Settlement Agreement ("MSA") (as described in the section titled "Tobacco Related Bonds"). Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

Although the principal security for revenue bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

     In California, these special tax or special assessment bonds also are referred to as Mello-Roos Bonds. The bonds are issued under the California Mello-Roos Community Facilities Act to finance the building of roads, sewage treatment plants and other projects designed to improve the infrastructure of a community. Mello-Roos bonds are primarily secured by real estate taxes levied on property located in the community. The timely payment of principal and interest on the bonds depends on the property owner's continuing ability to pay the real estate taxes. Various factors could negatively affect this ability including a declining economy or real estate market in California.

Private Activity Bonds. The Tax Reform Act of 1986 amended and reorganized, the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), including the rules governing tax-exemption for interest on certain types of municipal securities known as "private activity bonds" (or, "industrial development bonds" as they were referred to under pre-1986 law). The proceeds from private activity bonds are used to finance various non-governmental privately owned and/or operated facilities. Under the Internal Revenue Code, interest on private activity bonds is excludable from gross income for federal income tax purposes if (i) the financed activities fall into one of seven categories of "qualified private activity bonds," consisting of mortgage bonds, veterans mortgage bonds, small issue bonds, student loan bonds, redevelopment bonds, exempt facility bonds and 501(c)(3) bonds, and (ii) certain tests are met. The types of facilities that may be financed with exempt facility bonds include airports, docks and wharves, water furnishing facilities, sewage facilities, solid waste disposal facilities, qualified residential rental projects, hazardous waste facilities and high speed intercity rail facilities. The types of facilities that may be financed with 501(c)(3) bonds include hospitals and educational facilities that are owned by 501(c)(3) organizations.

Whether a municipal security is a private activity bond (the interest on which is taxable unless it is a qualified private activity bond) depends on whether (i) more than a certain percentage (generally 10%) of (a) the proceeds of the security are used in a trade or business carried on by a non-governmental person and (b) the payment of principal or interest on the security is directly or indirectly derived from such private use, or is secured by privately used property or payments in respect of such property, or (ii) more than the lesser of 5% of the issue or $5 million is used to make or finance loans to non-governmental persons.

Moreover, a private activity bond of certain types that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities financed by the bond, or a "related person" of such a substantial user. Generally a "substantial user" is a non-exempt person who regularly uses part of a facility in a trade or business.

Thus, certain municipal securities could lose their tax-exempt status retroactively if the issuer or user fails to meet certain continuing requirements, for the entire period during which the securities are outstanding, as to the use and operation of the bond-financed facilities and the use and expenditure of the proceeds of such securities. The Fund makes no independent investigation into the use of such facilities or the expenditure of such proceeds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

The payment of the principal and interest on such qualified private activity bonds is dependant solely on the ability of the facility's user to meet its financial obligations, generally from the revenues derived from the operation of the financed facility, and the pledge, if any, of real and personal property financed by the bond as security for those payments.

Limitations on the amount of private activity bonds that each state may issue may reduce the supply of such bonds. The value of the Fund's portfolio could be affected by these limitations if they reduce the availability of such bonds.

Interest on certain qualified private activity bonds that is tax-exempt may nonetheless be treated as a tax preference item subject to the alternative minimum tax to which certain taxpayers are subject. If such qualified private activity bonds are held by the Fund, a proportionate share of the exempt-interest dividends paid by the Fund would constitute an item of tax preference to such shareholders.

Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Funds can invest in are described below.

Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

Revenue Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue-sharing programs.

Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

Construction Loan Notes. These are sold to provide project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

Tax-Exempt Commercial Paper. This type of short-term obligation (usually having a maturity of 270 days or less) is issued by a municipality to meet current working capital needs.

Auction Rate Securities. Auction rate securities are municipal debt instruments with long-term nominal maturities for which the interest rate is reset at specific shorter frequencies (typically every 7-35 days) through a "dutch" auction process. A dutch auction is a competitive bidding process used to determine rates on each auction date. In a dutch auction, a broker-dealer submits bids, on behalf of current and prospective investors, to the auction agent. The winning bid rate is the rate at which the auction "clears", meaning the lowest possible interest rate at which all the securities can be sold at par. This "clearing rate" is paid on the entire issue for the upcoming period and includes current holders of the auction rate securities. Investors who bid a minimum rate above the clearing rate receive no securities, while those whose minimum bid rates were at or below the clearing rate receive the clearing rate for the next period.

While the auction rate process is designed to permit the holder to sell the auction rate securities in an auction at par value at specified intervals, there is the risk that an auction will fail due to insufficient demand for the securities. Auction rate securities may be subject to changes in interest rates, including decreased interest rates. Failed auctions may impair the liquidity of auction rate securities.

Municipal Lease Obligations. The Fund's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

Some municipal lease securities may be deemed to be "illiquid" securities. The Manager may determine that certain municipal leases are liquid under specific guidelines that require the Manager to evaluate:

  the frequency of trades and price quotations for such securities;
  the number of dealers or other potential buyers willing to purchase or sell such securities;
  the availability of market-makers; and
  the nature of the trades for such securities.

While the Fund holds such securities, the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality.

Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

Municipal leases may also be subject to "abatement risk." The leases underlying certain municipal lease obligations may state that lease payments are subject to partial or full abatement. That abatement might occur, for example, if material damage to or destruction of the leased property interferes with the lessee's use of the property. However, in some cases that risk might be reduced by insurance covering the leased property, or by the use of credit enhancements such as letters of credit to back lease payments, or perhaps by the lessee's maintenance of reserve monies for lease payments.

In addition to the risk of "non-appropriation," municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund.

TOBACCO RELATED BONDS. The Fund may invest in two types of tobacco related bonds: (i) tobacco settlement revenue bonds, for which payments of interest and principal are made solely from a state's interest in the MSA described below, and (ii) tobacco bonds subject to a state's appropriation pledge, for which payments may come from both the MSA revenue and the applicable state's appropriation pledge.

Tobacco Settlement Revenue Bonds. The Fund may invest up to 25% of its total assets in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are secured by an issuing state's proportionate share in the MSA. The MSA is an agreement reached out of court in November 1998 between 46 states and six other U.S. jurisdictions (including Puerto Rico and Guam) and the four largest (now three) U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson (merged with RJ Reynolds in 2004), and Lorillard). Subsequently, a number of smaller tobacco manufacturers signed on to the MSA. The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share and each state receives a fixed percentage of the payment as set forth in the MSA.

A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus the risk to the Fund, are highly dependent on the receipt of future settlement payments by the state or its governmental entity, as well as other factors. The actual amount of future settlement payments is dependent on many factors including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be reduced if the decrease in tobacco consumption is significantly greater than the forecasted decline.

On June 22, 2009, President Obama signed into law the "Family Smoking Prevention and Tobacco Control Act" which extends the authority of the U.S. Food and Drug Administration to encompass the regulation of tobacco products. Among other things, the legislation authorizes the FDA to adopt product standards for tobacco products, restrict advertising of tobacco products, and impose stricter warning labels. FDA regulation of tobacco products could result in greater decreases in tobacco consumption than originally forecasted.  On August 31, 2009, a number of tobacco manufacturers filed suit in federal court in Kentucky alleging that certain of the provisions of the FDA Tobacco Act restricting the advertising and marketing of tobacco products are inconsistent with the freedom of speech guarantees of the First Amendment of the United States Constitution. The suit does not challenge Congress' decision to give the FDA regulatory authority over tobacco products or the vast majority of the provisions of the law.

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers could also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments, which could affect the Fund's net asset value.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims. An adverse outcome to any litigation matters relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Tobacco Bonds Subject to Appropriation (STA) Bonds. In addition to the tobacco settlement bonds discussed above, the Fund also may invest in tobacco related bonds that are subject to a state's appropriation pledge ("STA Tobacco Bonds"). STA Tobacco Bonds rely on both the revenue source from the MSA and a state appropriation pledge.

These STA Tobacco Bonds are part of a larger category of municipal bonds that are subject to state appropriation. Although specific provisions may vary among states, "subject to appropriation bonds" (also referred to as "appropriation debt") are typically payable from two distinct sources: (i) a dedicated revenue source such as a municipal enterprise, a special tax or, in the case of tobacco bonds, the MSA funds, and (ii) the issuer's general funds. Appropriation debt differs from a state's general obligation debt in that general obligation debt is backed by the state's full faith, credit and taxing power, while appropriation debt requires the state to pass a specific periodic appropriation to pay interest and/or principal on the bonds as the payments come due. The appropriation is usually made annually. While STA Tobacco Bonds offer an enhanced credit support feature, that feature is generally not an unconditional guarantee of payment by a state and states generally do not pledge the full faith, credit or taxing power of the state. The Funds consider the STA Tobacco Bonds to be "municipal securities" for purposes of their concentration policies.

Litigation Challenging the MSA. The participating manufacturers and states in the MSA are subject to several pending lawsuits challenging the MSA and/or related state legislation or statutes adopted by the states to implement the MSA (referred to herein as the "MSA-related legislation"). One or more of the lawsuits, allege, among other things, that the MSA and/or the states' MSA-related legislation are void or unenforceable under the Commerce Clause and certain other provisions of the U.S. Constitution, the federal antitrust laws, federal civil rights laws, state constitutions, consumer protection laws and unfair competition laws.

To date, challenges to the MSA or the states' MSA-related legislation have not been ultimately successful, although several such challenges have survived initial appellate review of motions to dismiss or have proceeded to a stage of litigation where the ultimate outcome may be determined by, among other things, findings of fact based on extrinsic evidence as to the operation and impact of the MSA and the states' MSA-related legislation.

New York state officials are defendants in a lawsuit pending in the United States District Court for the Southern District of New York in which cigarette importers allege that the MSA and/or related legislation violates federal antitrust laws and the Commerce Clause of the United States Constitution. In a separate proceeding pending in the same court, plaintiffs assert the same theories against not only New York officials but also the Attorneys General for thirty other states. The United States Court of Appeals for the Second Circuit has held that the allegations in both actions, if proven, establish a basis for relief on antitrust and Commerce Clause grounds and that the trial courts in New York have personal jurisdiction sufficient to enjoin other states' officials from enforcing their MSA-related legislation. On remand in those two actions, one trial court has granted summary judgment for the New York officials and lifted a preliminary injunction against New York officials' enforcement against plaintiffs of the state's "allocable share" amendment to the MSA's Model Escrow Statute; the other trial court has held that plaintiffs are unlikely to succeed on the merits. The former decision is on appeal to the United States Court of Appeals for the Second Circuit.

In another action, the United States Court of Appeals for the Fifth Circuit reversed a trial court's dismissal of challenges to MSA-related legislation in Louisiana under the First and Fourteenth Amendments to the United States Constitution. On remand in that case, and in another case filed against the Louisiana Attorney General, trial courts have granted summary judgment for the Louisiana Attorney General. One of those decisions is on appeal to the United States Court of Appeals for the Fifth Circuit. The deadline to appeal the other decision has not yet expired.

The United States Courts of Appeals for the Sixth, Eighth, Ninth and Tenth Circuits have affirmed dismissals or grants of summary judgment in favor of state officials in four other cases asserting antitrust and constitutional challenges to the allocable share amendment legislation in those states.

Another proceeding has been initiated before an international arbitration tribunal under the provisions of the North American Free Trade Agreement. A hearing on the merits that was scheduled for June 2009 has been continued.

The MSA and states' MSA-related legislation may also continue to be challenged in the future. A determination that the MSA or states' MSA-related legislation is void or unenforceable would have a material adverse effect on the payments made by the participating manufacturers under the MSA.

Litigation Seeking Monetary Relief from Tobacco Industry Participants. The tobacco industry has been the target of litigation for many years. Both individual and class action lawsuits have been brought by or on behalf of smokers alleging that smoking has been injurious to their health, and by non-smokers alleging harm from environmental tobacco smoke, also known as "secondhand smoke." Plaintiffs seek various forms of relief, including compensatory and punitive damages aggregating billions of dollars, treble/multiple damages and other statutory damages and penalties, creation of medical monitoring and smoking cessation funds, disgorgement of profits, legal fees, and injunctive and equitable relief.

The MSA does not release participating manufacturers from liability in either individual or class action cases. Healthcare cost recovery cases have also been brought by governmental and non-governmental healthcare providers seeking, among other things, reimbursement for healthcare expenditures incurred in connection with the treatment of medical conditions allegedly caused by smoking. The participating manufacturers are also exposed to liability in these cases, because the MSA only settled healthcare cost recovery claims of the participating states. Litigation has also been brought against certain participating manufacturers and their affiliates in foreign countries.

The ultimate outcome of any pending or future lawsuit is uncertain. Verdicts of substantial magnitude that are enforceable as to one or more participating manufacturers, if they occur, could encourage commencement of additional litigation, or could negatively affect perceptions of potential triers of fact with respect to the tobacco industry, possibly to the detriment of pending litigation. An unfavorable outcome or settlement or one or more adverse judgments could result in a decision by the affected participating manufacturers to substantially increase cigarette prices, thereby reducing cigarette consumption beyond the forecasts under the MSA. In addition, the financial condition of any or all of the participating manufacturer defendants could be materially and adversely affected by the ultimate outcome of pending litigation, including bonding and litigation costs or a verdict or verdicts awarding substantial compensatory or punitive damages. Depending upon the magnitude of any such negative financial impact (and irrespective of whether the participating manufacturer is thereby rendered insolvent), an adverse outcome in one or more of the lawsuits could substantially impair the affected participating manufacturer's ability to make payments under the MSA.

Credit Ratings of Municipal Securities. Ratings by ratings organizations such as Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), and Fitch, Inc. ("Fitch") represent the respective rating agency's opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

Below investment-grade securities (also referred to as "junk bonds") may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities. However, because the added risk of lower quality securities might not be consistent with the Fund's policy of preservation of capital, the Fund limits its investments in lower quality securities.

After the Fund buys a municipal security, the security may cease to be rated or its rating may be reduced. Neither event requires the Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Moody's, S&P, or Fitch change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

The Fund may buy municipal securities that are "pre-refunded." The issuer's obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account. This causes the pre-refunded security to have essentially the same risks of default as a AAA-rated security.

A list of the rating categories of Moody's, S&P and Fitch for municipal securities is contained in Appendix C to this SAI. Because the Fund may purchase securities that are unrated by nationally recognized rating organizations, the Manager will make its own assessment of the credit quality of those unrated issues. The Manager will use criteria similar to those used by the rating agencies and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager's rating does not constitute a guarantee of the quality of a particular issue.

In evaluating the credit quality of a particular security, whether it is rated or unrated, the Manager will normally take into consideration a number of factors. Among them are the financial resources of the issuer, or the underlying source of funds for debt service on a security, the issuer's sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation and the degree of community support for it, the capabilities of the issuer's management and regulatory factors affecting the issuer and particular facility.

Special Risks of Below-Investment Grade Securities. The Fund may invest in municipal securities rated below investment grade up to the limits described in the prospectus. Lower grade securities may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities.

While securities rated "Baa" by Moody's or "BBB" by S&P are investment grade, they may be subject to special risks and have some speculative characteristics.

U.S. Territories, Commonwealths and Possessions. The Fund also invests in municipal securities issued by certain territories, commonwealths and possessions of the United States that pay interest that is exempt (in the opinion of the issuer's legal counsel when the security is issued) from federal income tax and the Fund's state personal income tax. Therefore, the Fund's investments could be affected by the fiscal stability of, for example, Puerto Rico, the Virgin Islands, Guam, or the Northern Mariana Islands. Additionally, the Fund's investments could be affected by economic, legislative, regulatory or political developments affecting issuers in those territories, commonwealths or possessions. A discussion of the special considerations relating to the Fund's municipal obligations and other factors or economic conditions in those territories, commonwealths or possessions is provided in Appendix B to this SAI.

A discussion of the special considerations relating to the Fund's state municipal obligations and other factors or economic conditions in those territories, commonwealths or possessions is provided in Appendix B to this SAI.

Other Investments and Investment Strategies

The Fund may also use the following types of investments and investment strategies.

Floating Rate and Variable Rate Obligations. Floating or variable rate obligations may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

The interest rate on a floating rate demand note is based on a market rate, such as the percentage of LIBOR, the SIFMA Municipal Swap index or a bank's prime rate and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a specified market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rates on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder. Floating rate or variable rate obligations that do not provide for the recovery of principal and interest within seven days are subject to the Fund's limitations on investments in illiquid securities.

Inverse Floaters. The Fund invests in "inverse floaters" which are derivative instruments that pay interest at rates that move in the opposite direction of yields on short term securities. As short term interest rates rise, the interest rate on inverse floaters falls and they produce less current income. As short term interest rates fall, the interest rates on the inverse floaters increase and they pay more current income. Their market value can be more volatile than that of a conventional fixed rate security having similar credit quality, redemption provisions and maturity. The Fund can expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters.

An inverse floater is typically created by a trust that divides a municipal security into two securities: a short term tax free floating rate security (sometimes referred to as a "tender option bond") and a long-term tax-exempt floating rate security (referred to as a residual certificate" or "inverse floater") that pays interest at rates that move in the opposite direction of the yield on the short term floating rate security. The purchaser of a "tender option bond" has the right to tender the security periodically for repayment of the principal value. As short-term interest rates rise, inverse floaters produce less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, inverse floaters produce more current income.

To facilitate the creation of inverse floaters, the Fund may purchase a municipal security and subsequently transfer it to a broker-dealer (the sponsor), which deposits the municipal security in a trust. The trust issues the residual certificates and short-term floating rate securities. The trust documents enable the Fund to withdraw the underlying bond to unwind or "collapse" the trust (upon tendering the residual certificate and paying the value of the short-term bonds and certain other costs). The Fund may also purchase inverse floaters created by municipal issuers directly or by other parties that have deposited municipal bonds into a sponsored trust.

The Fund may also purchase inverse floaters created when another party transfers a municipal security to a trust. The trust then issues short term floating rate notes to third parties and sells the inverse floater to the Fund. Under some circumstances, the Manager might acquire both portions of that type of offering, to reduce the effect of the volatility of the individual securities. This provides the Manager with a flexible portfolio management tool to vary the degree of investment leverage efficiently under different market conditions.

Additionally, the Fund may be able to purchase inverse floaters created by municipal issuers directly. To provide investment leverage, a municipal issuer might issue two variable rate obligations instead of a single long term, fixed rate security. For example, the interest rate on one obligation reflecting short term interest rates and the interest rate on the other instrument, the inverse floater, reflecting the approximate rate the issuer would have paid on a fixed rate security, multiplied by a factor of two, minus the rate paid on the short term instrument.

Inverse floaters may offer relatively high current income, reflecting the spread between long term and short term tax-exempt interest rates. As long as the municipal yield curve remains positively sloped, and short term rates remain low relative to long term rates, owners of inverse floaters will have the opportunity to earn interest at above market rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long term security having similar credit quality, redemption provisions and maturity.

Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short term interest rate fluctuations. "Embedded" caps can be used to hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

The Fund may enter into a "shortfall and forbearance" agreement with the sponsor of an inverse floater held by the Fund. Under such an agreement, on liquidation of the trust, the Fund would be committed to pay the trust the difference between the liquidation value of the underlying security on which the inverse floater is based and the principal amount payable to the holders of the short-term floating rate security that is based on the same underlying security. The Fund would not be required to make such a payment under the standard terms of a more typical inverse floater. Although entering into a "shortfall and forbearance" agreement would expose the Fund to the risk that it may be required to make the payment described above, the Fund may receive higher interest payments than under a typical inverse floater.

An investment in inverse floaters may involve greater risk than an investment in a fixed rate municipal security. All inverse floaters entail some degree of leverage. The interest rate on inverse floaters varies inversely at a pre-set multiple of the change in short term rates. An inverse floater that has a higher multiple, and therefore more leverage, will be more volatile with respect to both price and income than an inverse floater with a lower degree of leverage or than the underlying security.

Because of the accounting treatment for inverse floaters created by the Fund's transfer of a municipal bond to a trust, the Fund's financial statements will reflect these transactions as "secured borrowings," which affects the Fund's expense ratios, statements of income and assets and liabilities and causes the Fund's Statement of Investments to include the underlying municipal bond.

Percentage of LIBOR Notes (PLNs). The Fund may invest in Percentage of LIBOR Notes ("PLNs") which are variable rate municipal securities based on the London Interbank Offered Rate ("LIBOR"), a widely used benchmark for short-term interest rates and used by banks for interbank loans with other banks. The PLN typically pays interest based on a percentage of a LIBOR rate for a specified time plus an established yield premium. Due to their variable rate features, PLNs will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. In times of substantial market volatility, however, the PLNs may not perform as anticipated. The value of a PLN also may decline due to other factors, such as changes in credit quality of the underlying bond.

The Fund also may invest in PLNs that are created when a broker-dealer/sponsor deposits a municipal bond into a trust created by the sponsor. The trust issues a percentage of LIBOR floating rate certificate (i.e., the PLN) to the Fund and a residual interest certificate to third parties who receive the remaining interest on the bond after payment of the interest distribution to the PLN holder and other fees.

Because the market for PLNs is relatively new and still developing, the Fund's ability to engage in transactions using such instruments may be limited. There is no assurance that a liquid secondary market will exist for any particular PLN or at any particular time, and so the Fund may not be able to close a position in a PLN when it is advantageous to do so.

When-Issued and Delayed Delivery-Transactions. The Fund can purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed-delivery" basis. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. Normally the settlement date is within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six months and possibly as long as two years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. In a purchase transaction the Fund will identify on its books liquid securities of any type with a value at least equal to the purchase commitments until the Fund pays for the investment.

When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

Zero-Coupon Securities. The Fund may buy zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

The Fund's investment in zero-coupon securities may cause the Fund to recognize income and be required to make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Puts and Standby Commitments. The Fund may acquire "stand-by commitments" or "puts" with respect to municipal securities to enhance portfolio liquidity and to try to reduce the average effective portfolio maturity. These arrangements give the Fund the right to sell the securities at a set price on demand to the issuing broker-dealer or bank. However, securities having this feature may have a relatively lower interest rate.

When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund's business relationships with the seller.

A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax-exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

Repurchase Agreements. The Fund may engage in reverse repurchase agreements. Repurchase agreements may be acquired for temporary defensive purposes, to maintain liquidity to meet anticipated share redemptions, pending the investment of the proceeds from sales of shares, or pending the settlement of portfolio securities transactions. In a repurchase transaction, the purchaser buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. Vendors must meet credit requirements set by the Manager from time to time.

The majority of repurchase transactions run from day to day and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements that have a maturity beyond seven days are subject to limits on illiquid investments. There is no limit on the amount of assets that may be subject to repurchase agreements having maturities of seven days or less.

Repurchase agreements are considered "loans" under the Investment Company Act and are collateralized by the underlying security. Repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the repurchase price on the delivery date, there may be costs incurred in disposing of the collateral and losses if there is a delay in the ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the "SEC"), the Fund(s), along with the affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements secured by U.S. Government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements.  A reverse repurchase agreement is the sale of an underlying debt obligation and the simultaneous agreement to repurchase it at an agreed-upon price and date. These transactions involve the risk that the market value of the securities sold by under a reverse repurchase agreement could decline below the cost of the obligation to repurchase them. The Fund will identify liquid assets on its books to cover its obligations under reverse repurchase agreements, including interest, until payment is made to the seller. These agreements are considered borrowings and are subject to the asset coverage requirement under policies on borrowing.

Borrowing and Leverage. The Fund can borrow from banks for investment-related purposes such as purchasing securities believed to be desirable by the Manager when available, funding amounts necessary to unwind or "collapse" trusts that issued "inverse floaters" to the Fund, or to contribute to such trusts to enable them to make tenders of their other securities by the holders. The Fund also can borrow from banks and other lenders to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed funds in portfolio securities, it is using a speculative investment technique known as "leverage." Under the Fund's investment policies, the Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption from the Act that applies to the Fund. Currently, under the Investment Company Act, a mutual fund may borrow only from banks (for other than emergency purposes) and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. When the Fund borrows, it earmarks securities on its books equal to 300% of the amount borrowed to cover its obligation to repay the loan. If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the Fund will reduce its bank debt within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

The Fund may also borrow up to 5% of its total assets for temporary or emergency purposes from any lender. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

The Fund will pay interest on loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If the Fund does borrow, its expenses will be greater than comparable funds that do not borrow. In the case of borrowing for leverage, the interest paid on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. Additionally, borrowing might cause the Fund's net asset value per share to fluctuate more than that of funds that do not borrow.

The Fund participates in a secured line of credit (the "Line of Credit") with certain conduit facilities, Citibank, N.A., and other banks. The Line of Credit enables the Fund to participate with certain other Oppenheimer funds in a committed, secured borrowing facility which permits borrowings of up to $2,250,000,000, in the aggregate by the participants. The Line of Credit is required to be operated in compliance with the terms of an exemptive order issued by the SEC to Citicorp North America, Inc. ("Citicorp"), which acts as agent for the lenders under the Line of Credit. That Line of Credit can be used to purchase securities for investment or for other business purposes. The Fund's Board determined that the Fund's participation in the Line of Credit is consistent with the Fund's investment objective and policies and is in the best interests of the Fund and its shareholders. To facilitate the lender's willingness to increase the amount available to the Fund and other affiliated funds that are borrowers under that loan facility, the Manager has used its own resources to fund certain collateral accounts for the potential benefit of one of the lenders, Citibank in connection with another investment program unrelated to the Fund or the loan. The Manager has received no compensation from the Fund or the lender for establishing that collateral account or in connection with the increase in the Line of Credit available to the Fund and its affiliated funds.

Loans are typically secured by assets of the Fund. Liquidity support for loans from the Line of Credit facility is provided by banks obligated to make loans to the Fund in the event the conduit or conduits are unable or unwilling to make such loans. Interest is charged to the Fund, based on its borrowings, at current commercial rates. The Fund has paid its pro rata portion of a loan commitment fee for the Line of Credit and the recent increase thereto, and pays additional fees annually to the lender on its outstanding borrowings to manage and administer the facility. The Fund can prepay such loans and terminate its participation in the Line of Credit at any time upon prior notice. As a borrower under the Line of Credit, the Fund has certain rights and remedies under state and federal law comparable to those it would have with respect to a loan from a bank.

Illiquid and Restricted Securities. Generally, an illiquid asset is an asset that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which it has been valued. Under the policies and procedures established by the Board, the Manager determines the liquidity of portfolio investments. The Manager monitors holdings of illiquid and restricted securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. Among the types of illiquid securities are repurchase agreements maturing in more than seven days.

Restricted securities acquired through private placements have contractual restrictions on their public resale that might limit the ability to value or to dispose of the securities and might lower the price that could be realized on a sale. To sell a restricted security that is not registered under applicable securities laws, the securities might need to be registered. The expense of registering restricted securities may be negotiated with the issuer at the time of purchase. If the securities must be registered in order to be sold, a significant period may elapse between the time the decision is made to sell the security and the time the security is registered. There is a risk of downward price fluctuation during that period.

Limitations that apply to purchases of restricted securities do not limit purchases of restricted securities that are eligible for sale to qualified institutional buyers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, holdings of that security may be considered to be illiquid.

Loans of Portfolio Securities. Securities lending pursuant to a Securities Lending Agency Agreement (the "Securities Lending Agreement") with Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("Goldman Sachs"), may be used to attempt to increase income. Loans of portfolio securities are subject to the restrictions stated in the Prospectus and must comply with all applicable regulations and with the Fund's Securities Lending Procedures adopted by the Board. The terms of any loans must also meet applicable tests under the Internal Revenue Code.

There are certain risks in connection with securities lending, including possible delays in receiving additional collateral to secure a loan, or a delay or expenses in recovery of the loaned securities. Goldman Sachs has agreed, in general, to guarantee the obligations of borrowers to return loaned securities and to be responsible for certain expenses relating to securities lending. Under the Securities Lending Agreement, the Fund's securities lending procedures and applicable regulatory requirements (which are subject to change), the Fund must receive collateral from the borrower consisting of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). On each business day, the amount of collateral that the Fund has received must at least equal the value of the loaned securities. If the Fund receives cash collateral from the borrower, the Fund may invest that cash in certain high quality, short-term investments, including money market funds advised by the Manager, as specified in its securities lending procedures. The Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower.

The terms of the loans must permit the Fund to recall loaned securities on five business days' notice and the Fund will seek to recall loaned securities in time to vote on any matters that the Manager determines would have a material effect on the Fund's investment. The Securities Lending Agreement may be terminated by either Goldman Sachs or the Fund on 30 days' written notice.

Loans of portfolio securities are limited to not more than 25% of the value of the Fund's net assets.

Liquidity Facility. The Fund can participate in a program offered by ReFlow, LLC ("ReFlow") which provides additional liquidity to help the Fund meet shareholder redemptions without having to liquidate portfolio securities or borrow money, each of which imposes certain costs on the Fund. ReFlow is designed to provide an alternative source of funding to help meet shareholder redemptions while minimizing the Fund's costs and cash flow disruptions (compared to selling portfolio securities or other liquidity facilities such as a line of credit) and allowing the Fund to remain more fully invested. ReFlow provides this liquidity by being prepared to purchase Fund shares, at the Fund's closing net asset value, equal to the amount of the Fund's net redemptions on any given day. On subsequent days when the Fund experiences net subscriptions, ReFlow redeems its holdings at the Fund's net asset value on that day. When the Fund participates in the ReFlow program, it pays ReFlow a fee at a rate determined by a daily auction with other participating mutual funds in the ReFlow program. There is no assurance that ReFlow will have sufficient funds available to meet the Fund's liquidity needs on a particular day and ReFlow is prohibited from acquiring more than 3% of the outstanding shares of the Fund.

Other Derivative Investments. Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase or decrease the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Funds if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

Hedging. The Fund may use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Funds to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so, the Funds may:

  sell interest rate futures or municipal bond index futures, buy puts on such futures or securities, or
  write covered calls on securities, broadly-based municipal bond indices, interest rate futures or municipal bond index futures.

Covered calls may also be written on debt securities to attempt to increase the Fund's income, but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.

The Fund may also use hedging to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities. In that case the Fund will normally seek to purchase the securities, and then terminate that hedging position. For this type of hedging, the Funds may:

  buy interest rate futures or municipal bond index futures, or buy calls on such futures or on securities.

The Funds are not obligated to use hedging instruments, even though they are permitted to use them in the Manager's discretion, as described below. The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's investment activities in the underlying cash market. The particular hedging instruments the Funds can use are described below. The Funds may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

Futures. The Fund may buy and sell futures contracts relating to debt securities (these are called "interest rate futures"), and municipal bond indices (these are referred to as "municipal bond index futures").

An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specific type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the futures position.

A "municipal bond index" assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts. Municipal bond index futures are similar to interest rate futures except that settlement is made only in cash. The obligation under the contract may also be satisfied by entering into an offsetting contract. The strategies which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.

No money is paid by or received by the Fund on the purchase or sale of a futures contract. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. government securities with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under certain specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the future for tax purposes. Although interest rate futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

The Fund may concurrently buy and sell futures contracts in a strategy anticipating that the future the Fund purchased will perform better than the future the Fund sold. For example, the Fund might buy municipal bond futures and concurrently sell U.S. Treasury Bond futures (a type of interest rate future). The Fund would benefit if municipal bonds outperform U.S. Treasury Bonds on a duration-adjusted basis.

Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities). For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the value of the bond to decline about 3%. There are risks that this type of futures strategy will not be successful. U.S. Treasury bonds might perform better on a duration-adjusted basis than municipal bonds, and the assumptions about duration that were used might be incorrect (in this case, the duration of municipal bonds relative to U.S. Treasury Bonds might have been greater than anticipated).

Put and Call Options.  Put options (sometimes referred to as "puts") give the holder the right to sell an asset for an agreed-upon price. Call options (sometimes referred to as "calls") give the holder the right to buy an asset at an agreed-upon price.

Writing Covered Call Options. The Fund may write (that is, sell) call options. The Fund's call writing is subject to a number of restrictions:

  After the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls.
  Calls the Fund sells must be listed on a securities or commodities exchange or quoted on NASDAQ®, the automated quotation system of The NASDAQ® Stock Market, Inc. or traded in the over-the-counter market.
  Each call the Fund writes must be "covered" while it is outstanding. That means the Fund must own the investment on which the call was written.
  The Fund may write calls on futures contracts whether or not it owns them.

When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

The Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction.

When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid securities) the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker.

To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for federal tax purposes, as are premiums on lapsed calls. When distributed by the Funds they are taxable as ordinary income.

Writing Uncovered Call Options on Futures Contracts. The Funds may also write calls on futures contracts without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating in escrow an equivalent dollar value of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the future. Because of this escrow requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future put the Fund in a "short" futures position.

Purchasing Puts and Calls. The Fund may buy calls only on securities, broadly-based municipal bond indices, municipal bond index futures and interest rate futures. It may also buy calls to close out a call it has written, as discussed above. Calls the Fund buys must be listed on a securities or commodities exchange, or quoted on NASDAQ®, or traded in the over-the-counter market. A call or put option may not be purchased if the purchase would cause the value of all the Fund's put and call options to exceed 5% of its total assets.

When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium. For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if (1) the call is sold at a profit or (2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call. If the call is not exercised nor sold (whether or not at a profit), it will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

Calls on municipal bond indices, interest rate futures and municipal bond index futures are settled in cash rather than by delivering the underlying investment. Gain or loss depends on changes in the securities included in the index in question (and thus on price movements in the debt securities market generally) rather than on changes in price of the individual futures contract.

The Fund may buy only those puts that relate to securities that it owns, broadly-based municipal bond indices, municipal bond index futures or interest rate futures (whether or not the Fund owns the futures).

When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).

Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than those required for normal portfolio management. These risks of using options and futures include the following:

Selection Risk.  If the Manager uses an option at the wrong time or judges market conditions incorrectly, or if the prices of its options positions are not correlated with its other investments, a hedging strategy may reduce returns or cause losses. If a covered call option is sold on an investment that increases in value, if the call is exercised, no gain will be realized on the increase in the investment's value above the call price. A put option on a security that does not decline in value will cost the amount of the purchase price and without providing any benefit if it cannot be resold.

Liquidity Risk. Losses might also be realized if a position could not be closed out because of illiquidity in the market for an option. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

Leverage Risk. Premiums paid for options are small compared to the market value of the underlying investments. Consequently, options may involve large amounts of leverage, which could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

Correlation Risk. If the Fund sells futures or purchases puts on broadly-based indices or futures to attempt to protect against declines in the value of its portfolio securities, it may be subject to the risk that the prices of the futures or the applicable index will not correlate with the prices of those portfolio securities. For example, the market or the index might rise but the value of the hedged portfolio securities might decline. In that case, the Fund would lose money on the hedging instruments and also experience a decline in the value of the portfolio securities. Over time, however, the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which related hedging instruments are based.

The risk of imperfect correlation increases as the composition of the portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use a greater dollar amount of hedging instruments than the dollar amount of portfolio securities being hedged, particularly if the historical price volatility of the portfolio securities being hedged is more than the historical volatility of the applicable index.

Transaction Costs. Option activities might also affect portfolio turnover rates and brokerage commissions. The portfolio turnover rate might increase if the Fund is required to sell portfolio securities that are subject to call options it has sold or if it exercises put options it has bought. Although the decision to exercise a put it holds is within the Fund's control, holding a put might create an additional reason to purchase a security. There may also be a brokerage commission on each purchase or sale of a put or call option. Those commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. A brokerage commission may also be paid for each purchase or sale of an underlying investment in connection with the exercise of a put or call.

Interest Rate Swap Transactions. The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their rights to receive interest payments on a security. For example, they might swap the right to receive floating rate payments for the right to receive fixed rate payments.

Swap agreements entail both interest rate risk and credit risk. There is a risk that based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it receives. Credit risk is the risk that the counterparty might default. If the counterparty defaults, they may lose the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. On any date, amounts payable in the same currency to or from the Fund in respect to one or more swap transactions will be combined and the Fund will receive or be obligated to pay the net amount.

The master netting agreement may also provide that if a counterparty defaults on one swap, the Fund can terminate all of the swaps with that counterparty. The gains and losses on all swaps are netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination are generally referred to as "aggregation."

The Fund may not enter into swaps with respect to more than 25% of its total assets.

Regulatory Aspects of Derivatives and Hedging Instruments. The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies. Consequently, registered investment companies may engage in unlimited futures transactions and options thereon by claiming an exclusion from regulation as a commodity pool operator under the Commodity Exchange Act.

Options transactions are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were purchased, sold or held through one or more different exchanges or are held in one or more accounts or through one or more brokers. Thus, the number of options that can be sold by an investment company advised by the Manager may be affected by options written or held by other investment companies advised by the Manager or affiliated entities. The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Under SEC staff interpretations regarding applicable provisions of the Investment Company Act, when a registered investment company purchases a future, it must identify cash or other liquid assets at its custodian bank in an amount equal to the purchase price of the future, less the margin deposit applicable to it.

Temporary Defensive and Interim Investments. The securities the Fund may invest in for temporary defensive purposes include the following:

  short-term municipal securities;
  obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;
  corporate debt securities rated within the three highest grades by a nationally recognized rating agency;
  commercial paper rated "A-1" by S&P, or a comparable rating by another nationally recognized rating agency; and
  certificates of deposit of domestic banks with assets of $1 billion or more.

The Fund also might hold these types of securities pending the investment of proceeds from the sale of portfolio securities or to meet anticipated redemptions of Fund shares. The income from some of the temporary defensive or interim investments may not be tax-exempt. Therefore, when making those investments, the Fund might not achieve its objective.

Taxable Investments. While the Fund can invest up to 20% of its net assets (plus borrowings for investment purposes) in investments that generate income subject to income taxes, it does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies. Taxable investments include, for example, hedging instruments, repurchase agreements, and many of the types of securities the Fund would buy for temporary defensive purposes.

At times, in connection with the restructuring of a municipal bond issuer either outside of bankruptcy court in a negotiated workout or in the context of bankruptcy proceedings, the Fund may determine or be required to accept equity or taxable debt securities, or the underlying collateral (which may include real estate) from the issuer in exchange for all or a portion of the Fund's holdings in the municipal security. Although the Manager will attempt to sell those assets as soon as reasonably practicable in most cases, depending upon, among other things, the Manager's valuation of the potential value of such assets in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio for limited period of time in order to liquidate the assets in a manner that maximizes their value to the Fund.

Investments in Other Investment Companies. On a temporary basis, the Fund can invest up to 5% of its total assets in shares of other investment companies that have an investment objective of seeking income exempt from federal and California personal income taxes. It can invest up to 5% of its total assets in any one investment company (but cannot own more than 3% of the outstanding voting stock of that company). These limits do not apply to shares acquired in a merger, consolidation, reorganization or acquisition of another investment company. Because the Fund would be subject to its ratable share of the other investment company's expenses in addition to its own expenses, the Fund will not make these investments unless the Manager believes that the potential investment benefits justify the added costs and expenses.

Portfolio Turnover. A change in the securities held by the Fund from buying and selling investments is known as "portfolio turnover." Short-term trading increases the rate of portfolio turnover and could increase the Fund's transaction costs. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commissions.

The Fund ordinarily does not trade securities to achieve short-term capital gains, because such gains would not be tax-exempt income. To a limited degree, the Fund may engage in active and frequent short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Manager believes such disposition is advisable or it needs to generate cash to satisfy requests to redeem Fund shares. In those cases, the Fund may realize a capital gain or loss on its investments. The Fund's annual portfolio turnover rate normally is not expected to exceed 100%. The Financial Highlights table at the end of the Prospectus shows the Fund's portfolio turnover rates during the past five fiscal years.

Investment Restrictions

Fundamental Policies. The Fund has adopted policies and restrictions to govern its investments. Under the Investment Company Act, fundamental policies are those policies that that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities, which is defined as the vote of the holders of the lesser of:

  67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or
  more than 50% of the outstanding shares.

The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this SAI are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate.  The Fund's most significant investment policies are described in the Prospectus.

Other Fundamental Investment Restrictions. The following investment restrictions are fundamental policies of the Fund.

  The Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies. Nor does that limit apply to municipal securities in general or to California municipal securities.
  The Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  The Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  The Fund cannot borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statutes, rules or regulations may be amended or interpreted from time to time.
  The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

Unless the Prospectus or this SAI states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. That means the Fund is not required to sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Percentage limits on borrowing and investments in illiquid securities apply on an ongoing basis.

Non-Diversification of the Fund's Investments. The Fund is "non-diversified" as defined in the Investment Company Act. Funds that are diversified have restrictions against investing too much of their assets in the securities of any one "issuer." That means that the Fund can invest more of its assets in the securities of a single issuer than a fund that is diversified.

Being non-diversified poses additional investment risks, because if the Fund invests more of its assets in fewer issuers, the value of its shares is subject to greater fluctuations from adverse conditions affecting any one of those issuers. However, the Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company" under the Internal Revenue Code. If it qualifies, the Fund does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders. To qualify, the Fund must meet a number of conditions. First, not more than 25% of the market value of the Fund's total assets may be invested in the securities of a single issuer (other than Government securities and securities of other regulated investment companies), two or more issuers that are engaged in the same or related trades or businesses and are controlled by the Fund, or one or more qualified publicly traded partnerships (i.e., publicly-traded partnerships that are treated as partnerships for tax purposes and derive at least 90% of their income from certain passive sources). Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and (2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

The identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Applying the Restriction Against Concentration. In implementing the Fund's policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by private activity bonds as being in a particular industry. That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation. The Manager categorizes tobacco industry related municipal bonds as either tobacco settlement revenue bonds or tobacco bonds that are subject to appropriation ("STA Bonds"). For purposes of the Funds' industry concentration policies, STA Bonds are considered to be "municipal" bonds, as distinguished from "tobacco" bonds. As municipal bonds, STA Bonds are not within any industry and are not subject to the Funds' industry concentration policies.

Other types of municipal securities that are not considered a part of any "industry" under the Fund's industry concentration policy include: general obligation, general appropriation, municipal leases, special assessment and special tax bonds. Although these types of municipal securities may be related to certain industries, because they are issued by governments or their political subdivisions rather than non-governmental users, these types of municipal securities are not considered a part of an industry for purposes of the Fund's industry concentration policy.

Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities, which may finance similar types of projects or from which the interest is paid from revenues of similar types of projects. "Similar types of projects" are projects that are related in such a way that economic, business or political developments tend to have the same impact on each similar project. For example, a change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining economic need for the project, would likely affect all similar projects, thereby increasing market risk. Thus, market changes that affect a security issued in connection with one project also would affect securities issued in connection with similar types of projects.

For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted classifications of industries and groups of related industries. These classifications are not fundamental polices.

Disclosure of Portfolio Holdings

While recognizing the importance of providing Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative processes, the need for transparency must be balanced against the risk that third parties who gain access to the Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that a portfolio manager is trading on the Fund's behalf.

The Fund, the Manager, the Distributor and the Transfer Agent have therefore adopted policies and procedures regarding the dissemination of information about the Fund's portfolio holdings by employees, officers and directors or trustees of the Fund, the Manager, the Distributor and the Transfer Agent. These policies are designed to assure that non-public information about the Fund's portfolio securities holdings is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to the Fund. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of the portfolio holdings disclosure policies and procedures adopted by the Fund.

Portfolio Holdings Disclosure Policies. The Fund, the Manager, the Distributor and the Transfer Agent and their affiliates and subsidiaries, employees, officers, and directors or trustees, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Fund's Board shall not be deemed to be "compensation" or "consideration" for these purposes. Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. After they are publicly disclosed, the Fund's portfolio holdings may be released in any appropriate manner.

  Public Disclosure. The Fund's portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters, either in its annual or semi-annual report to shareholders or in its Statements of Investments on Form N-Q. Those documents are publicly available at the SEC. In addition, the top 20 month-end securities holdings (based on invested assets), listed by security or by issuer, may be posted on the OppenheimerFunds' website (at www.oppenheimerfunds.com) with a 15-day delay. The Fund may post a smaller list of holdings (e.g., the top five or top 10 portfolio holdings), or may not post any holdings, if the Manager believes that would be in the best interests of the Fund and its shareholders. Other general information about the Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be publicly disclosed with a 15-day delay.

The Fund's complete portfolio holdings positions may be released to the following categories of individuals or entities on an ongoing basis, provided that such individual or entity either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information, or (2) as a member of the Fund's Board, or as an employee, officer or director of the Manager, the Distributor, or the Transfer Agent, or of their legal counsel, is subject to fiduciary obligations (a) not to disclose such information except in compliance with the Fund's policies and procedures and (b) not to trade for his or her personal account on the basis of such information:

  Employees of the Fund's Manager, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entities);
  The Fund's independent registered public accounting firm;
  Members of the Fund's Board and the Board's legal counsel;
  The Fund's custodian bank;
  A proxy voting service designated by the Fund and its Board;
  Rating/ranking organizations (such as Lipper, Inc. and Morningstar, Inc.);
  Portfolio pricing services retained by the Manager to provide portfolio security prices; and
  Dealers, to obtain bids (price quotations if securities are not priced by the Fund's regular pricing services).

Month-end lists of the Fund's complete portfolio holdings may be disclosed for legitimate business reasons, no sooner than 30 days after the relevant month end, pursuant to special requests and under limited circumstances discussed below, provided that:

  The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;
  Senior officers (a Senior Vice President, Deputy General Counsel or above) in the Manager's Portfolio and Legal departments must approve the completed request for release of Fund portfolio holdings; and
  Before receiving the data, the third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement, agreeing to keep confidential the information that is not publicly available regarding the Fund's holdings and agreeing not to trade directly or indirectly based on the information.

Portfolio holdings information of the Fund may be provided, under limited circumstances, to brokers or dealers with whom the Fund trades and entities that provide investment coverage or analytical information regarding the Fund's portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information or analytics to the Fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1- 2 day lag to facilitate the provision of requested investment information to the Manager to facilitate a particular trade or portfolio manager's investment process for the Fund. Any third party receiving such information must first sign the Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager's Security Valuation Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

  Brokers and dealers in connection with portfolio transactions (purchases and sales);
  Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the fund's regular pricing services);
  Dealers to obtain price quotations where the fund is not identified as the owner.

Portfolio holdings information (which may include information on the Fund's entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

  Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant;
  Response to regulatory requests for information (from the SEC, the Financial Industry Regulatory Authority ("FINRA"), state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes);
  To potential sub-advisers of portfolios (pursuant to confidentiality agreements);
  To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements);
  Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial representatives.

The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the then-current policy on approved methods for communicating confidential information.

The Chief Compliance Officer (the "CCO") of the Fund and the Manager, Distributor, and Transfer Agent shall oversee the compliance by the Manager, Distributor, Transfer Agent, and their personnel with these policies and procedures. The CCO reports to the Fund's Board any material violation of these policies and procedures during the previous calendar quarter and makes recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

The Manager and the Fund have entered into ongoing arrangements to make available information about the Fund's portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

Advisor Asset Management	Fox-Pitt, Kelton, Inc.	Needham & Company
Alforma Capital Markets	Fraser Mackenzie	Neue Zurcher Bank
Altrushare	Friedman, Billings, Ramsey	Nomura Securities International, Inc.
Altus Investment Management	FTN Equity Capital Markets Corporation	Numis Securities Inc.
American Technology Research	Garp Research & Securities	Oddo Securities
Auerbach Grayson & Company	George K. Baum & Company	Omgeo LLC
Banc of America Securities	GMP Securities L.P.	Oppenheimer & Co., Inc.
Barclays Capital	Goldman Sachs & Company	Pacific Crest
Barnard Jacobs Mellet	Good Morning Securities	Paradigm Capital
BB&T Capital Markets	Goodbody Stockbrokers	Petercam/JPP Eurosecurities
Belle Haven Investments, Inc.	Handelsbanken Markets Securities	Piper Jaffray Company
Beltone Financial	Helvea Inc.	Prager Sealy & Company
Bergen Capital	Hewitt	R. Seelaus & Co., Inc.
Bloomberg	HJ Sims & Co., Inc.	Ramirez & Company
BMO Capital Markets	Howard Weil	Raymond James & Associates, Inc.
BNP Paribas	HSBC Securities	RBC Capital Markets
Brean Murray Carret & Company	Hyundai Securities America, Inc.	RBC Dain Rauscher
Brown Brothers Harriman & Company	ICICI Securities Inc.	Redburn Partners
Buckingham Research Group	Interactive Data	Renaissance Capital
Cabrera Capital	Intermonte	RiskMetrics Group
Callan Associates	Investec	Robert W. Baird & Company
Cambridge Associates	Janco Partners	Rocaton
Canaccord Adams, Inc.	Janney Montgomery Scott LLC	Rogers Casey
Caris & Company	Jefferies & Company	Roosevelt & Cross
Carnegie	Jennings Capital Inc.	Royal Bank of Scotland
Cazenove	Jesup & Lamont Securities	Russell/Mellon
Cheuvreux	JMP Securities	RV Kuhns
Citigroup	Johnson Rice & Company	Sal Oppenheim
Cleveland Research Company	JPMorgan Chase	Salman Partners
CLSA	Kaupthing Securities Inc.	Samsung Securities
Cogent	Keefe, Bruyette & Woods, Inc.	Sandler Morris Harris Group
Collins Stewart	Keijser Securities N.V.	Sandler O'Neill & Partners
Commerzbank	Kempen & Co. USA Inc.	Sanford C. Bernstein & Company, LLC
Contrarian Capital Management, LLC	Kepler Capital Markets	Santander Securities
Cormark Securities	KeyBanc Capital Markets	Scotia Capital
Cowen & Company	KPMG LLP	Seattle-Northwest Securities
Craig-Hallum Capital Group LLC	Kotak Mahindra Inc.	Sidoti & Company LLC
Credit Suisse	Lazard Capital	Siebert Brandford Shank & Company
Crews & Associates	LCG Associates	Simmons & Company
D.A. Davidson & Company	Lebenthal & Company	Societe Generale
Daewoo Securities Company, Ltd.	Leerink Swann	Standard & Poor's
Dahlman Rose & Company	Lipper	Sterne Agee
Daiwa Securities	Loop Capital Markets	Stifel, Nicolaus & Company
Davy	Macquarie Securities	Stone & Youngberg
DeMarche	MainFirst Bank AG	SunGard
DEPFA First Albany Corporation	MassMutual	Suntrust Robinson Humphrey
Desjardins Securities	Mediobanca Securities USA LLC	SWS Group, Inc.
Deutsche Bank	Merrill Lynch & Company, Inc.	Thomas Weisel Partners
Dougherty and Company LLC	Merrion Stockbrokers Ltd.	ThomsonReuters LLC
Dowling Partners	Mesirow Financial	Troika Dialog
Dresdner Kleinwort	MF Global Securities	UBS
Duncan Williams	Mirae Asset Securities	UOB Kay Hian (U.S.) Inc.
Dundee Securities	Mitsubishi Financial Securities	Vining & Sparks
DZ Financial Markets	Mizuho Securities USA	Vontobel Securities Ltd.
Edelweiss Securities Ltd.	ML Stern	Wachovia Securities Corporation
Emmet & Co., Inc.	Morgan Keegan	Watson Wyatt
Empirical Research	Morgan Stanley	Wedbush Morgan Securities
Enam Securities	Morningstar	Weeden & Company
Enskilda Securities	Motil Oswal Securities	West LB
Evaluation Associates	MSCI Barra	WH Mell & Associates
Exane	M&T Securities	William Blair & Company
FactSet Research Systems	Multi-Bank Securities	Wilshire
FBR Capital Markets & Co.	Murphy & Durieu	Winchester Capital Partners, LLC
Fidelity Capital Markets	National Bank Financial	Ziegler Capital Markets Group
First Miami Securities	Natixis Bleichroeder Inc.

Organization and History

Organization and History. The Fund is an open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in December 2003.

Classes of Shares. The Fund's Board of Trustees (the "Board") is authorized, without shareholder approval, to:

  create new series and classes of shares;
  reclassify unissued shares into additional series and classes; and
  divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund.

The Fund currently has three classes of shares: Class A, Class B, and Class C. All classes invest in the same investment portfolio. Each class of shares:

  has its own dividends and distributions;
  pays certain expenses which may be different for the different classes;
  will generally have a different net asset value;
  will generally have separate voting rights on matters in which interests of one class are different from interests of another class; and
  votes as a class on matters that affect that class alone.

Each share of each class:

  represents an interest in the Fund proportionately equal to the interest of each other share of the same class;
  is freely transferable;
  has one vote at shareholder meetings, with fractional shares voting proportionally;
  may be voted in person or by proxy at shareholder meetings; and
  does not have cumulative voting rights, preemptive rights or subscription rights.

Class Y Share Availability.

  Class Y shares are offered to fee-based clients of dealers that have a special agreement with the Distributor to offer these shares, and to certain institutional investors who have a special agreement with the Distributor.
  Class A to Class Y Voluntary Conversion. For shareholders who currently hold Class A shares but are authorized to purchase Class Y shares, those shareholders can convert existing Class A shares to Class Y shares of the same fund either through their dealer who has a special agreement with the Distributor or by submitting written instructions to the Transfer Agent. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, this voluntary conversion of Class A to Class Y shares is not treated as a taxable event. If those laws or the IRS interpretation of those laws should change, this voluntary conversion feature may be suspended.

Board of Trustees and Oversight Committees

The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Board meets periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. The Board has an Audit Committee, a Regulatory & Oversight Committee and a Governance Committee. The Audit Committee and Regulatory & Oversight Committee are comprised solely of Trustees who are not "interested persons" under the Investment Company Act (the "Independent Trustees").

During the Fund's fiscal year ended July 31, 2009, the Audit Committee held 5 meetings, the Regulatory & Oversight Committee held 5 meetings and the Governance Committee held 4 meetings.

The members of the Audit Committee are David K. Downes (Chairman), Phillip A. Griffiths, Mary F. Miller, Joseph M. Wikler and Peter I. Wold. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit Committee outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent Auditors regarding the Fund's internal accounting procedures and controls; (iii) reviewing reports from the Manager's Internal Audit Department; (iv) maintaining a separate line of communication between the Fund's independent Auditors and the Independent Trustees; (v) reviewing the independence of the Fund's independent Auditors; and (vi) pre-approving the provision of any audit or non-audit services by the Fund's independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager.

The members of the Regulatory & Oversight Committee are Matthew P. Fink (Chairman), David K. Downes, Phillip A. Griffiths, Joel W. Motley, Mary Ann Tynan and Joseph M. Wikler. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment Advisory and Distribution Agreements, transfer agency and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Regulatory & Oversight Committee's Charter.

The members of the Governance Committee are Joel W. Motley (Chairman), Matthew P. Fink, Mary F. Miller, Russell S. Reynolds, Jr., Mary Ann Tynan and Peter I. Wold. The Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, provides the Board with recommendations for voting portfolio securities held by the Fund, and monitors the Fund's proxy voting, among other duties set forth in the Governance Committee's Charter.

The Governance Committee's functions also include the nomination of Directors/Trustees, including Independent Directors/Trustees, for election to the Board. The full Board elects new Directors/Trustees except for those instances when a shareholder vote is required.

The Governance Committee will consider nominees recommended by Independent Directors/Trustees or recommended by any other Board members including Board members affiliated with the Fund's Manager. The Governance Committee may consider the advice and recommendation of the Manager and its affiliates in selecting nominees, but need not do so. Upon Board approval, the Governance Committee may retain an executive search firm to assist in screening potential candidates and may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. To date, the Governance Committee has been able to identify from its own resources an ample number of qualified candidates. However, under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist, the Governance Committee will include candidates recommended by the Fund's shareholders in its consideration of nominees.

Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, to the attention of the Board of Directors/Trustees of the applicable Fund, c/o the Secretary of the Fund. Submissions should, at a minimum, be accompanied by the following: (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an "interested person" as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Manager) would be deemed an "interested person" under the Investment Company Act. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

The Governance Committee has not established specific qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other Trustees and will contribute to the Board. There is no difference in the manner in which the Governance Committee evaluates a nominee based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder and Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that, upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law. Although Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

Trustees and Officers of the Fund

Except for Messrs. Murphy and Reynolds, each of the Trustees is an Independent Trustee. All of the Trustees are also Trustees of the following Oppenheimer funds (referred to as "Board I Funds"):

Limited Term New York Municipal Fund	Oppenheimer Quest International Value Fund
Oppenheimer Absolute Return Fund	Oppenheimer Real Estate Fund
Oppenheimer AMT-Free Municipals	Oppenheimer Rising Dividends Fund
Oppenheimer AMT-Free New York Municipals	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Balanced Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Baring SMA International Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer California Municipal Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Developing Markets Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Discovery Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Emerging Growth Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Select Value Fund
Oppenheimer Global Fund	Oppenheimer Series Fund, Inc.
Oppenheimer Global Opportunities Fund	Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Transition 2010 Fund
Oppenheimer Institutional Money Market Fund	Oppenheimer Transition 2015 Fund
Oppenheimer International Diversified Fund	Oppenheimer Transition 2020 Fund
Oppenheimer International Growth Fund	Oppenheimer Transition 2025 Fund
Oppenheimer International Small Company Fund	Oppenheimer Transition 2030 Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Transition 2040 Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer Transition 2050 Fund
Oppenheimer Master International Value Fund, LLC	OFI Tremont Core Strategies Hedge Fund
Oppenheimer Money Market Fund, Inc.	Oppenheimer U.S. Government Trust
Oppenheimer Multi-State Municipal Trust	Rochester Fund Municipals
Oppenheimer Portfolio Series
Oppenheimer Quest Balanced Fund
Oppenheimer Quest Opportunity Value Fund

Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Stein, Murphy, Keffer, Petersen, Vandehey, Wixted, Zack, Legg and Edwards and Mss. Bloomberg, Ives, Ruffle and Bullington, who are officers of the Fund, hold the same offices with one or more of the other Board I Funds.

Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor. Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Oppenheimer funds that offer Class Y shares.

As of November 6, 2009, the Trustees and officers of the Fund, as a group, owned less than 1% of any class of shares of the Fund beneficially or of record. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund. In addition, none of the Independent Trustees (nor any of their immediate family members) owns securities of either the Manager or the Distributor or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund. In addition, none of the Independent Trustees (nor any of their immediate family members) owns securities of either the Manager or the Distributor or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds ("Supervised Funds"). The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Each Independent Trustee has served the Fund in the following capacities from the following dates:
	Position(s)	Length of Service
Brian F. Wruble	Board Chairman	Since 2007
	Trustee	Since 2005
David K. Downes	Trustee	Since 2007
Matthew P. Fink	Trustee	Since 2005
Phillip A. Griffiths	Trustee	Since 2005
Mary F. Miller	Trustee	Since 2005
Joel W. Motley	Trustee	Since 2005
Mary Ann Tynan	Trustee	Since 2008
Joseph M. Wikler	Trustee	Since 2004
Peter I. Wold	Trustee	Since 2004

Independent Trustees
Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeship/Directorships Held	Portfolios Overseen in Fund Complex
Brian F. Wruble (66) Chairman of the Board, Trustee	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager's parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004).	60
David K. Downes (69) Trustee	Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959).	60
Matthew P. Fink (68) Trustee	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004).	60
Phillip A. Griffiths (70) Trustee	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991).	60
Mary F. Miller (66) Trustee	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003).	60
Joel W. Motley (57) Trustee	Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley.	60
Mary Ann Tynan (63) Trustee	Vice Chair of Board of Trustees of Brigham and Women's/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976).	60
Joseph M. Wikler (67) Trustee	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001).	60
Peter I. Wold (61) Trustee	Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999).	60

Mr. Reynolds has been a Trustee of the Fund since 2005.

The address of Mr. Reynolds is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Mr. Reynolds serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Reynolds is an "Interested Trustee" because of a potential consulting relationship between RSR Partners, which Mr. Reynolds may be deemed to control, and the Manager.

Interested Trustee
Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held	Portfolios Overseen in Fund Complex
Russell S. Reynolds, Jr. (77) Trustee	Chairman of RSR Partners (formerly "The Directorship Search Group, Inc.") (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association.	60

Mr. Murphy has served as a Trustee of the Fund since 2004.

Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an "Interested Trustee" because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Interested Trustee and Officer
Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held	Portfolios Overseen in Fund Complex
John V. Murphy (60) Trustee, President and Principal Executive Officer	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation and Trinity Investment Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC's parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Vice Chairman of the Investment Company Institute's Board of Governors (since October 2009); Chairman (October 2007-September 2009) and Member of the Investment Company Institute's Board of Governors (since October 2003).	98

The addresses of the officers in the chart below are as follows: for Messrs. Loughran, Camarella, Cottier, DeMitry, Willis, Stein, Zack, Keffer and Edwards and Mses. Bloomberg and Ruffle, Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, for Messrs. Petersen, Vandehey, Legg and Wixted and Mses. Bullington and Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each officer serves for an annual term or until his or her resignation, retirement, death or removal.

Each of the officers has served the Fund in the following capacities from the following dates:
	Position(s)	Length of Service
Daniel G. Loughran	Vice President (VP) and Senior Portfolio Manager (PM)	Since 2005 (VP); 2004 (PM)
Scott C. Cottier	Vice President and Senior Portfolio Manager	Since 2005 (VP); 2004 (PM)
Troy E. Willis	Vice President and Senior Portfolio Manager	Since 2005 (VP); 2004 (PM)
Mark R. DeMitry	Vice President and Senior Portfolio Manager	Since 2009 (VP); 2006 (PM)
Michael L. Camarella	Vice President and Associate Portfolio Manager	Since 2009 (VP); 2008 (PM)
Richard A. Stein	Vice President	Since 2007
John V. Murphy	President and Principal Executive Officer	Since 2004
Mark S. Vandehey	Vice President and Chief Compliance Officer	Since 2004
Brian W. Wixted	Treasurer and Principal Financial & Accounting Officer	Since 2004
Thomas W. Keffer	Chief Business Officer	Since 2009
Brian Peterson	Assistant Treasurer	Since 2004
Stephanie Bullington	Assistant Treasurer	Since 2008
Robert G. Zack	Secretary	Since 2004
Kathleen T. Ives	Assistant Secretary	Since 2004
Lisa I. Bloomberg	Assistant Secretary	Since 2004
Taylor V. Edwards	Assistant Secretary	Since 2008
Randy G. Legg	Assistant Secretary	Since 2008
Adrienne M. Ruffle	Assistant Secretary	Since 2008

Other Information about the Officers of the Fund
Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years	Portfolios Overseen in Fund Complex
Daniel G. Loughran (45), Vice President and Senior Portfolio Manager	Senior Vice President of the Manager since July 2007; Vice President of the Manager since April 2001. Vice President of the Fund since October 2005. Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.	18
Scott S. Cottier (38), Vice President and Senior Portfolio Manager	Vice President and Senior Portfolio Manager of the Manager since 2002; Vice President of the Fund since October 2005. Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and trader for the Fund and other Oppenheimer funds.	18
Troy E. Willis (37), Vice President and Senior Portfolio Manager	Vice President of the Manager since July 2009; Assistant Vice President of the Manager from July 2005 to June 2009; Senior Portfolio Manager with the Manager since 2006; Vice President of the Fund since October 2005. A corporate attorney for Southern Resource Group (1999-2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.	18
Mark R. DeMitry (33), Vice President and Senior Portfolio Manager	Vice President and Senior Portfolio Manager of the Manager since July 2009; Associate Portfolio Manager (September 2006-June 2009); Research Analyst of the Manager (June 2003-September 2006); Credit Analyst of the Manager (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.	18
Michael L. Camarella (33), Vice President and Associate Portfolio Manager	Assistant Vice President of the Manager since July 2009; Associate Portfolio Manager of the Manager since January 2008. He was a Research Analyst of the Manager (February 2006 - April 2008) and a Credit Analyst of the Manager (June 2003 - January 2006). He is an Associate Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.	18
Richard A. Stein (51), Vice President	Director of the Rochester Credit Analysis team (since 2003) and a Vice President of the Manager (since 1997); head of Rochester's Credit Analysis team (since 1993).	18

Other Information about the Officers of the Fund
Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years	Portfolios Overseen in Fund Complex
Thomas W. Keffer (54) Chief Business Officer	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management of the Manager (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997).	98
Mark S. Vandehey (59) Vice President and Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983).	98
Brian W. Wixted (50) Treasurer and Principal Financial & Accounting Officer	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008).	98
Brian Petersen (39) Assistant Treasurer	Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002).	98
Stephanie Bullington (32) Assistant Treasurer	Assistant Vice President of the Manager (since October 2005); Assistant Vice President of ButterField Fund Services (Bermuda) Limited, part of The Bank of N.T. Butterfield Son Limited (Butterfield) (February 2004-June 2005).	98
Robert G. Zack (61) Secretary	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001).	98
Kathleen T. Ives (44) Assistant Secretary	Senior Vice President (since May 2009), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Vice President of the Manager (June 1998-May 2009); Senior Counsel of the Manager (October 2003-May 2008).	98
Lisa I. Bloomberg (41) Assistant Secretary	Vice President (since 2004) and Deputy General Counsel (since May 2008); of the Manager; Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services, Inc.	98
Taylor V. Edwards (42) Assistant Secretary	Vice President (since February 2007) and Associate Counsel (since May 2009) of the Manager; Assistant Vice President (January 2006-January 2007) and Assistant Counsel (January 2006-April 2009) of the Manager; Formerly an Associate at Dechert LLP (September 2000-December 2005).	98
Randy G. Legg (44) Assistant Secretary	Vice President (since June 2005) and Associate Counsel (since January 2007) of the Manager; Assistant Vice President (February 2004-June 2005) and Assistant Counsel (February 2004-January 2007) of the Manager.	98
Adrienne M. Ruffle (32) Assistant Secretary	Vice President (since February 2007) and Assistant Counsel (since February 2005) of the Manager; Assistant Vice President of the Manager (February 2005-February 2007); Associate (September 2002-February 2005) at Sidley Austin LLP.	98

Trustees Share Ownership. The chart below shows information about each Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds ("Supervised Funds").

As of December 31, 2008
	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range of Shares Beneficially Owned in Supervised Funds
Independent Trustees
Brian Wruble	None	Over $100,000
David K. Downes	None	Over $100,000
Matthew P. Fink	None	Over $100,000
Phillip A. Griffiths	None	Over $100,000
Mary F. Miller	None	Over $100,000
Joel W. Motley	None	Over $100,000
Mary Ann Tynan	None	Over $100,000
Joseph M. Wikler	None	Over $100,000
Peter I. Wold	None	Over $100,000
Interested Trustee
John V. Murphy	None	Over $100,000
Russell S. Reynolds, Jr.	None	Over $100,000

Remuneration of the Officers and Trustees. The officers and the interested Trustees of the Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. The Independent Trustees' and Mr. Reynolds total compensation from the Fund and fund complex represents compensation, including accrued retirement benefits, for serving as a Trustee and member of a committee (if applicable) of the Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2008.

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement[2]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended July 31, 2009	Fiscal Year Ended July 31, 2009		Year Ended December 31, 2008
Brian F. Wruble[3]	$895[4]	N/A	$323,296[5]	$365,000[6]
Chairman of the Board
David Downes[7]	$716	N/A	$176,328[8]	$335,000[9]
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$716	N/A	N/A	$178,582
Regulatory & Oversight Committee Chairman and Governance Committee Member
Phillip A. Griffiths	$800[10]	N/A	N/A	$204,625
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$668[11]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$716[12]	N/A	N/A	$181,533
Governance Committee Chairman and Regulatory & Oversight Committee Member
Russell S. Reynolds, Jr.	$621	N/A	$77,288	$168,000
Governance Committee Member
Mary Ann Tynan[16]	$673[13]	N/A	N/A	$32,870
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$668[14]	N/A	N/A	$168,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$668[15]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member

1. "Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2. "Estimated Annual Benefits Upon Retirement" is based on a single life payment election with the assumption that a Trustee would retire at the age of 75 and would then have been eligible to receive retirement plan benefits with respect to certain Board I Funds. The Board I Funds' retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant.
3. Mr. Wruble became Chairman of the Board I Funds on December 31, 2006.
4. Includes $285 deferred by Mr. Wruble under the "Compensation Deferral Plan".
5. This amount represents the benefit that was paid to Mr. Wruble for serving as a director or trustee of certain funds before they became Board I Funds. Mr. Wruble has elected to receive a lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of those funds' retirement plan.
6. Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds.
7. Mr. Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.
8. This amount represents the benefit that was paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds. Mr. Downes has elected to receive a lump sum payment subsequent to the freezing of those funds' retirement plan.
9. Includes $155,000 paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds.
10. Includes $768 deferred by Mr. Griffiths under the Compensation Deferral Plan.
11. Includes $94 deferred by Ms. Miller under the Compensation Deferral Plan.
12. Includes $47 deferred by Mr. Motley under the Compensation Deferral Plan.
13. Ms. Tynan was appointed as Trustee of the Board I Funds on October 1, 2008.
14. Includes $273 deferred by Ms. Tynan under the Compensation Deferral Plan
15. Includes $334 deferred by Mr. Wikler under the Compensation Deferral Plan.
16. Includes $441 deferred by Mr. Wold under the Compensation Deferral Plan.

Retirement Plan for Trustees. The Board I Funds adopted a retirement plan that provided for payments to retired Independent Trustees of up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee needed to serve as director or trustee for any of the Board I Funds for at least seven years to be eligible for retirement plan benefits and to serve for at least 15 years to be eligible for the maximum benefit. The Board discontinued the retirement plan with respect to new accruals as of December 31, 2006 (the "Freeze Date"). Each Trustee that continued to serve on the Board of any of the Board I Funds after the Freeze Date (each such Trustee a "Continuing Board Member") was able to elect to have his accrued benefit as of that date (i.e., an amount equivalent to the actuarial present value of his benefit under the retirement plan as of the Freeze Date) (i) paid at once or over time, (ii) rolled into the Compensation Deferral Plan described below, or (iii) in the case of Continuing Board Members having at least seven years of service as of the Freeze Date paid in the form of an annual benefit or joint and survivor annual benefit. The Board determined to freeze the retirement plan after considering a recent trend among corporate boards of directors to forego retirement plan payments in favor of current compensation.

Compensation Deferral Plan. The Board of Trustees has adopted a Compensation Deferral Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain Funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based on the amount of compensation deferred and the performance of the selected funds.

Deferral of the Trustees' fees under the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, a fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred compensation account.

Major Shareholders. As of November 6, 2009 the only persons or entities who owned of record, or who were known by the Fund to own beneficially, 5% or more of any class of the Fund's outstanding shares were:

Name	Address	% Owned	Share Class
Charles Schwab & Co., Inc., Special Custody Acct for the Exclusive Benefit of Customers, Attn Mutual Funds	101 Montgomery St., San Francisco, CA 94104-4122	6.36	A
MLPF&S For The Sole Benefit Of Its Customers, Attn Fund Admn	4800 Deer Lake Dr. E., Fl. 3, Jacksonville, FL 32246-6484	5.14	A
E Trade Clearing LLC, 606-69946-14	PO Box 989030, West Sacramento, CA 95798-9030	5.12	A
MLPF&S For The Sole Benefit Of Its Customers, Attn Fund Admn	4800 Deer Lake Dr. E., Fl. 3, Jacksonville, FL 32246-6484	21.64	C
Citigroup Global Mkts Inc., Attn Cindy Tempesta	333 West 34th Street, 7th Fl., New York, NY 10001-2483	6.73	C

The Manager

The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company primarily owned by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services company.

Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by portfolio managers and certain other employees ("covered persons") that could compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and/or other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC. It can be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's website at www.sec.gov and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.

Portfolio Proxy Voting. The Fund has adopted Portfolio Proxy Voting Policies and Procedures, which include Proxy Voting Guidelines, under which the Fund votes proxies relating to securities held by the Fund ("portfolio proxies"). OppenheimerFunds, Inc. generally undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Funds. The Fund has retained an independent, third party proxy voting agent to vote portfolio proxies in accordance with the Fund's Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between the Fund and the Manager or the Manager's affiliates or business relationships. Such a conflict of interest may arise, for example, where the Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity. The Manager and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. Additionally, the Manager employs the following procedures, as long as OFI determines that the course of action is consistent with the best interests of the Fund and its shareholders: (1) if the proposal that gives rise to the conflict is specifically addressed in the Proxy Voting Guidelines, the Manager will vote the portfolio proxy in accordance with the Proxy Voting Guidelines, provided that they do not provide discretion to the Manager on how to vote on the matter; (2) if such proposal is not specifically addressed in the Proxy Voting Guidelines or the Proxy Voting Guidelines provide discretion to the Manager on how to vote, the Manager will vote in accordance with the third-party proxy voting agent's general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent; and (3) if neither of the previous two procedures provides an appropriate voting recommendation, the Manager may retain an independent fiduciary to advise the Manager on how to vote the proposal or may abstain from voting. The Proxy Voting Guidelines' provisions with respect to certain routine and non-routine proxy proposals are summarized below:

  The Fund evaluates director nominees on a case-by-case basis, examining the following factors, among others: composition of the board and key board committees, experience and qualifications, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance and the nominee's investment in the company.
  The Fund generally supports proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure.
  The Fund generally supports proposals asking that a majority of directors be independent. The Fund generally supports proposals asking that a board audit, compensation, and/or nominating committee be composed exclusively of independent directors.
  The Fund generally supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
  The Fund generally supports proposals to allow shareholders the ability to call special meetings.
  The Fund generally supports proposals to allow or make easier shareholder action by written consent.
  The Fund generally votes against proposals to create a new class of stock with superior voting rights.
  The Fund generally votes against proposals to classify a board.
  The Fund generally supports proposals to eliminate cumulative voting.
  The Fund generally opposes re-pricing of stock options without shareholder approval.
  The Fund generally supports proposals to require majority voting for the election of directors.
  The Fund generally supports proposals seeking additional disclosure of executive and director pay information.
  The Fund generally supports proposals seeking disclosure regarding the company's, board's or committee's use of compensation consultants.
  The Fund generally supports "pay-for-performance" proposals that align a significant portion of total compensation of senior executives to company performance.
  The Fund generally supports having shareholder votes on poison pills.
  The Fund generally supports proposals calling for companies to adopt a policy of not providing tax gross-up payments.
  In the case of social, political and environmental responsibility issues, the Fund will generally abstain where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated. The Fund generally supports proposals that would clearly have a discernible positive impact on short- or long-term share value, or that would have a presently indiscernible impact on short- or long-term share value but promotes general long-term interests of the company and its shareholders.

The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the SEC's website at www.sec.gov.

The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio managers of the Fund are employed by the Manager and are principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's Equity Portfolio Department provide the portfolio managers with counsel and support in managing the Fund's portfolio.

The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years were:

Fiscal Year ended 7/31	Management Fees Paid to OppenheimerFunds, Inc.
2007	$1,147,857
2008	$1,386,807
2009	$1,164,595

The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains in connection with matters to which the agreement relates.

The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

Pending Litigation. During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain mutual funds ("Defendant Funds") advised by the Manager and distributed by the Distributor - excluding the Fund. The complaints naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund's investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses.

A complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust, and other complaints have been brought in state court against the Manager and that subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. All of these complaints allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys' fees and litigation expenses.

Other complaints have been filed in 2008 and 2009 in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm ("Madoff") and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.

The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds' Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.

Portfolio Managers. The Fund's portfolio is managed by a team of investment professionals, including, Daniel G. Loughran, Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella and Marcus V. Franz (each is referred to as a "Portfolio Manager" and collectively they are referred to as the "Portfolio Managers") who are responsible for the day-to-day management of the Fund's investments.

  Other Accounts Managed. In addition to managing the Fund's investment portfolio, the members of the portfolio management team also manage other investment portfolios and other accounts on behalf of the Manager or its affiliates. The following table provides information regarding those portfolios and accounts as of July 31, 2009:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[1]	Other Accounts Managed	Total Assets in Other Accounts Managed[2]
Daniel G. Loughran	17	$24,103	None	$0	None	$0
Scott S. Cottier	17	$24,103	None	$0	None	$0
Troy E. Willis	17	$24,103	None	$0	None	$0
Mark R. DeMitry	17	$24,103	None	$0	None	$0
Michael L. Camarella	17	$24,103	None	$0	None	$0
Marcus V. Franz	17	$24,103	None	$0	None	$0
1.	In millions.
2.	Does not include personal accounts of the portfolio manager and his family, which are subject to the Code of Ethics.

As indicated above, the Portfolio Managers also manage other funds and accounts. At different times, the Fund's Portfolio Managers may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or they may manage funds or accounts with different investment objectives and strategies. At times, those responsibilities could potentially conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies. For example, the Portfolio Managers may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.

Compensation of the Portfolio Managers. The Fund's Portfolio Managers are employed and compensated by the Manager, not the Fund. Under the Manager's compensation program for its portfolio managers and portfolio analysts, Fund performance is the most important element of compensation with a portion of annual cash compensation based on relative investment performance results of the funds or accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers and analysts' interests with the success of the funds and accounts and their shareholders. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of November 30, 2008 the Portfolio Managers' compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and stock appreciation rights in regard to the common stock of the Manager's holding company parent, as well as restricted shares of such common stock. Senior portfolio managers may be eligible to participate in the Manager's deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The majority (80%) is based on three and five year data, with longer periods weighted more heavily. Below median performance in all three periods' results in an extremely low, and in some cases no, performance based bonus. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers' compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio Managers.

The Lipper benchmark for the Portfolio Managers with respect to the Fund is Lipper - California Short-Intermediate Municipal Debt Funds. The compensation structure of the other funds and accounts managed by the Portfolio Managers are generally the same as the compensation structure of the Fund, described above.

   Ownership of Fund Shares. As of July 31, 2009, the Portfolio Manager(s) beneficially owned shares of the Fund as follows:

Portfolio Manager	Range of Shares Beneficially Owned in the Fund
Daniel G. Loughran	None
Scott S. Cottier	None
Troy E. Willis	None
Mark R. DeMitry	None
Michael L. Camarella	None
Marcus V. Franz	None

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers for that purpose. The advisory agreement authorizes the Manager to employ broker-dealers, including "affiliated brokers," as that term is defined in the Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain the "best execution" of the Fund's portfolio transactions. "Best execution" means executing trades in a manner that the total cost or proceed is the most favorable under the circumstances. Some of the circumstances that may influence this decision are: cost (brokerage commission or dealer spread), size of order, difficulty of order, and the firm's ability to provide prompt and reliable execution.

The Manager need not seek competitive commission bidding. However, the Manager is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board. The Fund is not required to pay the lowest available commission. Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide both brokerage and research services to the Fund. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and other applicable rules and procedures described below.

The Manager's portfolio managers directly place trades and allocate brokerage based upon their judgment as to the execution capability of the broker or dealer. The Manager's executive officers supervise the allocation of brokerage.

Most securities purchases made by the Fund are in principal transactions at net prices. (i.e., without commissions). The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf.  Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security.  Portfolio securities purchased from dealers include a spread between the bid and asked price.  Therefore, the Fund generally does not incur substantial brokerage costs. On occasion, however, the Manager may determine that a better price or execution may be obtained by using the services of a broker on an agency basis. In that situation, the Fund would incur a brokerage commission.

Other funds advised by the Manager have investment policies similar to those of the Fund.  Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities.  When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the funds managed by the Manager or its affiliates. The transactions under those combined orders are generally allocated on a pro rata basis based on the fund's respective net asset sizes and other factors, including the fund's cash flow requirements, investment policies and guidelines and capacity.

Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by (1) directing to that broker or dealer any of the fund's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of "step-out" transaction). In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling a fund's shares.

However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Fund's Board of Trustees has approved those procedures) that permit the Fund to execute portfolio securities transactions through brokers or dealers that also promote or sell shares of the Fund, subject to the "best execution" considerations discussed above. Those procedures are designed to prevent: (1) the Manager's personnel who effect the Fund's portfolio transactions from taking into account a broker's or dealer's promotion or sales of the Fund shares when allocating the Fund's portfolio transactions, and (2) the Fund, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct the Fund's brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Fund's shares or the shares of any of the other Oppenheimer funds.

The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to the Fund and to one or more of the other accounts advised by the Manager or its affiliates. Investment research may be supplied to the Manager by a broker through which trades are placed or by a third party at the instance of the broker.

Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision making process may be paid in commission dollars.

Although the Manager currently does not do so, the Board of Trustees may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board may also permit the Manager to use commissions on fixed-price offerings to obtain research in the same manner as is permitted for agency transactions.

The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

During the fiscal years ended July 31, 2007, 2008 and 2009, the Fund paid the total brokerage commissions indicated in the chart below. During the fiscal year ended July 31, 2009, the Fund paid $0 in commissions to firms that provide brokerage and research services to the Fund with respect to $0 of aggregate portfolio transactions. All such transactions were on a "best execution" basis, as described above. The provision of research services was not necessarily a factor in the placement of all such transactions.

Fiscal Year ended 7/31	Total Brokerage Commissions Paid by the Fund*
2007	$0
2008	$0
2009	$0

* Amounts do not include spreads or commissions on principal transactions on a net trade basis.

Distribution and Service Arrangements

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges ("CDSCs") retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

Class A Sales Charges
Fiscal Year Ended 7/31	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2007	$452,198	$94,173	$154,505	$7,319	$162,640
2008	$483,404	$98,971	$163,754	$12,779	$150,733
2009	$204,680	$37,870	$23,841	$8,567	$86,318

1. Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.

2. The Distributor advances concession payments to financial intermediaries for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

Contingent Deferred Sales Charges
Fiscal Year Ended 7/31	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2007	$15,589	$11,911	$22,728
2008	$36,574	$9,718	$23,392
2009	$58,964	$6,795	$24,863

Distribution and Service (12b-1) Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that plan. The Independent Trustees are not "interested persons" of the Fund and do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan, in accordance with Rule 12b-1 of the Investment Company Act.

Under the Plans, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares. These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

A plan continues in effect from year to year only if the Fund's Board and its Independent Trustees vote annually to approve its continuance at an in person meeting called for that purpose. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of the Class of shares to which it applies.

The Board and the Independent Trustees must approve all material amendments to a plan. An amendment to materially increase the amount of payments to be made under a plan must also be approved by shareholders of any affected class. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the shareholders of both Class A and Class B, voting separately by class, must approve a proposed amendment to the Class A plan that would materially increase payments under that plan.

At least quarterly while the plans are in effect, the Treasurer of the Fund will provide the Board with separate written reports on the plans for its review. The reports will detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

While each plan is in effect, the Independent Trustees of the Fund will select and nominate any other Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision is made by a majority of the Independent Trustees.

No payment will be made to any recipient for any share class unless, during the applicable period, the aggregate net asset value of Fund shares of the class held by the recipient (for itself and its customers) exceeds a minimum amount that may be set by a majority of the Independent Trustees from time to time.

Class A Service Plan. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (referred to as "recipients") for personal and account maintenance services they provide for their customers who hold Class A shares. Those services may include answering customer inquiries about the Fund, assisting in establishing and maintaining Fund accounts, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits the Fund to reimburse the Distributor at an annual rate of up to 0.25% of the Class A average net assets. The Distributor makes payments to recipients periodically at an annual rate of not more than 0.25% of the Class A average net assets held in the accounts of the recipient or it customers.

The Distributor does not receive or retain the service fee for Class A share accounts for which the Distributor is listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for those services, the Board has not yet done so, except with respect to shares purchased prior to March 1, 2007 by certain group retirement plans that were established prior to March 1, 2001 ("grandfathered retirement plans").

Prior to March 1, 2007, the Distributor paid the 0.25% first year service fee for grandfathered retirement plans in advance and retained the service fee paid by the Fund with respect to those shares for the first year. After those shares are held for a year, the Distributor pays the ongoing service fees to recipients on a periodic basis. If those shares were redeemed within the first year after their purchase, the recipient of the service fees on those shares was obligated to repay the Distributor a pro rata portion of the advance payment of the fees. If those shares were redeemed within 18 months, they were subject to a CDSC. For Class A shares purchased in grandfathered retirement plans on or after March 1, 2007, the Distributor does not make any payment in advance and does not retain the service fee for the first year and the shares are not subject to a CDSC.

For the fiscal year ended July 31, 2009 payments under the Class A service plan totaled $444,860, of which $0 was retained by the Distributor under the arrangement described above, regarding grandfathered retirement accounts, including $12,783 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

Class B and Class C Distribution and Service Plans. Under the Class B and Class C Distribution and Service Plans (each a "Plan" and together the "Plans"), the Fund pays the asset-based sales charge (the "distribution fee") to the Distributor for its services in distributing Class B and Class C shares. The distribution fee allows investors to buy Class B and Class C shares without a front-end sales charge, while allowing the Distributor to compensate dealers that sell those shares. The Distributor may use the service fees it receives under the Plans to pay recipients for providing services similar to the services provided under the Class A service plan, described above.

Payments under the Plans are made in recognition that the Distributor:

  pays sales concessions to authorized brokers and dealers at the time of sale or as an ongoing concession, pays the service fees in advance or periodically, as described below, may finance payment of sales concessions or the advance of the service fee payments to recipients under the Plans, or may provide such financing from its own resources or from the resources of an affiliate, employs personnel to support distribution of Class B and Class C shares, bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses, may not be able to adequately compensate dealers that sell Class B and Class C shares without receiving payment under the Plans and therefore may not be able to offer such Classes for sale absent the Plans, receives payments under the Plans consistent with the service and distribution fees paid by other non-proprietary funds that charge 12b-1 fees, may use the payments under the Plan to include the Fund in various third-party distribution programs that might increase sales of Fund shares, may experience increased difficulty selling the Fund's shares if Plan payments were discontinued, because most competitor funds have plans that pay dealers as much or more for distribution services than the amounts currently being paid by the Fund, and may not be able to continue providing the same quality of distribution efforts and services, or to obtain such services from brokers and dealers, if Plan payments were discontinued.

Distribution fees on Class B shares are generally retained by the Distributor. If a dealer has a special agreement with the Distributor, the Distributor may pay the Class B distribution fees to recipients periodically in lieu of paying the sales concession in advance at the time of purchase. The Distributor retains the distribution fee on Class C shares during the first year and then pays it as an ongoing concession to recipients.

Service fees for the first year after Class B and Class C shares are purchased, are generally paid to recipients in advance. After the first year, the Distributor pays the service fees to recipients periodically. Under the Plans, the Distributor is permitted to retain the service fees or to pay recipients the service fee on a periodic basis, without payment in advance. If a recipient has a special agreement with the Distributor, the Distributor may pay the Class B service fees to recipients periodically in lieu of paying the first year fee in advance. If Class B and Class C shares are redeemed during the first year after their purchase, a recipient of service fees on those shares will be obligated to repay a pro rata portion of the advance payment to the Distributor. Shares purchased by exchange do not qualify for the advance service fee payment.

Class B and Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. If a current investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares. In those cases, the Distributor retains the distribution fees paid on Class B and Class C shares, but does not retain any service fees as to the assets represented by that account.

Each Plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses for a period are more or less than the amounts paid by the Fund under the relevant Plan. During a calendar year, the Distributor's actual expenses in selling Class B and Class C shares may be more than the distribution fees paid to the Distributor under the Plans and the CDSC's collected on redeemed shares. Those excess expenses are carried over on the Distributor's books and may be recouped from distribution fees paid by the Fund in future years. However, the Distributor has voluntarily agreed to cap the amount that may be carried over from year to year and recouped for certain categories of expenses at 0.70% of annual gross sales of shares of the Fund. The capped expenses under the Plans are (i) expenses the Distributor has incurred that represent compensation and expenses of its sales personnel and (ii) other direct distribution costs it has incurred, such as sales literature, state registration fees, advertising and prospectuses used to offer Fund shares. If those categories of expenses exceed the capped amount, the Distributor would bear the excess costs. If a Plan were to be terminated by the Fund, the Fund's Board may allow the Fund to continue payments of the distribution fees to the Distributor for its services in distributing shares before the Plan was terminated.

The distribution and service fees under each Plan are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day. The distribution and service fees increase the annual Class B and Class C expenses by 1.00% of net assets.

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 7/31/09
Class:	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$19,492	$16,012	$243	$0	0.00%
Class C Plan	$665,076	$150,210	$4,934	$900,444	1.49%

All payments under the Plans are subject to the limitations imposed by the Conduct Rules of FINRA on payments of distribution and service fees.

Payments to Fund Intermediaries

Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of distribution and service (12b-1) plan payments as described above. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the financial intermediary's clients, also as described in this SAI. In addition, the Manager and the Distributor (including their affiliates) may make payments to financial intermediaries in connection with the intermediaries' offering and sales of Fund shares and shares of other Oppenheimer funds, or their provision of marketing or promotional support, transaction processing or administrative services. Among the financial intermediaries that may receive these payments are brokers or dealers who sell or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan or qualified tuition program administrators, third party administrators, recordkeepers or other institutions that have selling, servicing or similar arrangements with the Manager or the Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

Types of payments to financial intermediaries may include, without limitation, the following:

The Fund, or an investor buying or selling Fund shares may pay:

  an initial front-end sales charge, all or a portion of the which is payable by the Distributor to financial intermediaries (see "About Your Account" in the Prospectus);
  ongoing asset-based distribution and/or service fees (described in the section "About the Fund - Distribution and Service (12b-1) Plans" above);
  shareholder servicing expenses that are paid from Fund assets to reimburse the Manager or the Distributor for Fund expenses they incur for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services (including retirement plan and 529 plan administrative services fees).

In addition, the Manager or Distributor may, at their discretion, make the following types of payments from their own respective resources, which may include profits the Manager derives from investment advisory fees paid by the Fund. These payments are often referred to as "revenue sharing" payments, and may include:

  Compensation for marketing support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms and programs, and transaction processing or other services;
  Other compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA. Payments are made based on the guidelines established by the Manager and Distributor, subject to applicable law.

Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, the Manager does not consider a financial intermediary's sales of shares of the Fund or other Oppenheimer funds when choosing brokers or dealers to effect portfolio transactions for the Fund or other Oppenheimer funds.

Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation:

  transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;
  program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies' variable annuity or variable life insurance products;
  placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives; or
  firm support, such as business planning assistance, advertising, or educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payments may exceed the cost of providing the services. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

For the year ended December 31, 2008, the following financial intermediaries and/or their affiliates (which in some cases are broker-dealers) offered shares of the Oppenheimer funds and received revenue sharing or similar distribution-related payments from the Manager or the Distributor for marketing or program support:

1st Global Capital Company	GE Life & Annuity Company	National Planning Corporation
Advantage Capital Corporation	Genworth Financial, Inc.	Nationwide Investment Services, Inc.
Aegon USA	GlenBrook Life and Annuity Company	New England Securities, Inc.
Aetna Life Insurance & Annuity Company	Great West Life Insurance Company	New York Life Insurance & Annuity Company
AG Edwards & Sons, Inc.	GWFS Equities, Inc.	Oppenheimer & Company, Inc.
AIG Financial Advisors	Hartford Life Insurance Company	PFS Investments, Inc.
AIG Life Variable Annuity Company	HD Vest Investment Services, Inc.	Park Avenue Securities LLC
Allianz Life Insurance Company	Hewitt Associates LLC	Pershing LLC
Allmerica Financial Life Insurance & Annuity Company	HSBC Securities USA, Inc.	Phoenix Life Insurance Company
Allstate Life Insurance Company	IFMG Securities, Inc.	Plan Member Securities
American General Annuity Insurance Company	ING Financial Advisers LLC	Prime Capital Services, Inc.
American Enterprise Life Insurance Company	ING Financial Advisers LLC	Primevest Financial Services, Inc.
American Portfolios Financial Services, Inc.	Invest Financial Corporation	Protective Life Insurance Company
Ameritas Life Insurance Company	Investment Centers of America	Prudential Investment Management Services LLC
Ameriprise Financial Services, Inc.	Jefferson Pilot Life Insurance Company	Raymond James & Associates, Inc.
Annuity Investors Life Insurance Company	Jefferson Pilot Securities Corporation	Raymond James Financial Services, Inc.
Associated Securities Corporation	John Hancock Life Insurance Company	RBC Dain Rauscher Inc.
AXA Advisors LLC	JP Morgan Securities, Inc.	Riversource Life Insurance Company
AXA Equitable Life Insurance Company	Kemper Investors Life Insurance Company	Royal Alliance Associates, Inc.
Banc of America Investment Services	Legend Equities Company	Securities America, Inc.
CCO Investment Services Corporation	Lincoln Benefit National Life	Security Benefit Life Insurance Company
Cadaret Grant & Company, Inc.	Lincoln Financial Advisors Corporation	Signator Investments, Inc.
Charles Schwab & Company, Inc.	Lincoln Investment Planning, Inc.	SII Investments, Inc.
Chase Investment Services Corporation	Linsco Private Ledger Financial	Sorrento Pacific Financial LLC
Citigroup Global Markets Inc.	Massachusetts Mutual Life Insurance Company	State Farm VP Management Corporation
CitiStreet Advisors LLC	Merrill Lynch Pierce Fenner & Smith Incorporated	Sun Life Annuity Company Ltd.
Citizen's Bank of Rhode Island	Merrill Lynch Insurance Group	Sun Life Assurance Company of Canada
Columbus Life Insurance Company	MetLife Investors Insurance Company	Sun Life Insurance & Annuity Company of New York
Commonwealth Financial Network	MetLife Investors Insurance Company - Security First	Sun Life Insurance Company
Compass Group Investment Advisors	MetLife Securities, Inc.	Sun Trust Securities, Inc.
CUNA Brokerage Services, Inc.	Minnesota Life Insurance Company	Thrivent Financial Services, Inc.
CUNA Mutual Insurance Society	MML Investor Services, Inc.	UBS Financial Services, Inc.
CUSO Financial Services, LLP	Mony Life Insurance Company	Union Central Life Insurance Company
E*TRADE Clearing LLC	Morgan Stanley & Company, Inc.	Uvest
Edward D. Jones & Company	Multi-Financial Securities Corporation	Valic
Essex National Securities, Inc.	Mutual Service Corporation	Wachovia Securities, Inc.
Federal Kemper Life Assurance Company	NFP Securities, Inc.	Walnut Street Securities, Inc.
Financial Network	NRP Financial, Inc.	Waterstone Financial Group
Financial Services Corporation	Nathan & Lewis Securities, Inc.	Wells Fargo Investments
GE Financial Assurance	National Planning Holdings, Inc.	Wescom Financial Services

For the year ended December 31, 2008, the following firms (which in some cases are broker-dealers) received payments from the Manager or Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

1st Global Capital Company	Geller Group	Northwest Plan Services, Inc.
AG Edwards & Sons, Inc.	Great West Life Insurance Company	NY Life Benefits
ACS HR Solutions	H&R Block Financial Advisors, Inc.	Oppenheimer & Co, Inc.
ADP	Hartford Life Insurance Company	Peoples Securities, Inc.
Administrative Management Group	HD Vest Investment Services	Pershing LLC
Aetna Life Insurance & Annuity Company	Hewitt Associates LLC	PFPC
Alliance Benefit Group	HSBC Brokerage USA, Inc.	Plan Administrators, Inc.
American Diversified Distributors	ICMA - RC Services	Plan Member Securities
American Funds	Independent Plan Coordinators	Primevest Financial Services, Inc.
American Stock & Transfer	Ingham Group	Princeton Retirement Services
American United Life Insurance Company	Interactive Retirement Systems	Principal Life Insurance Company
Ameriprise Financial Services, Inc.	Intuition	Prudential Investment Management Services LLC
Ameritrade, Inc.	Invesmart	PSMI Group, Inc.
Ascensus	Invest Financial Corporation	Quads Trust Company
AXA Equitable Life Insurance Company	Janney Montgomery Scott, Inc.	Raymond James & Associates, Inc.
Benefit Administration, Inc.	JJB Hillard W. L. Lyons, Inc.	Reliance Trust Company
Benefit Plans Administration	John Hancock Life Insurance Company	Reliastar Life Insurance Company
Benetech, Inc.	JP Morgan Securities, Inc.	Robert W. Baird & Company
Boston Financial Data Services	July Business Services	RSM McGladrey
Ceridian	Kaufman & Goble	Scott & Stringfellow, Inc.
Charles Schwab & Company, Inc.	Legend Equities Company	Scottrade, Inc.
Citigroup Global Markets Inc.	Lehman Brothers, Inc.	SII Investments, Inc.
CitiStreet	Liberty Funds Distributor, Inc.	Southwest Securities, Inc.
City National Investments	Lincoln Investment Planning, Inc.	Standard Insurance Company
Clark Consulting	Lincoln National Life Insurance Company	Stanley, Hunt, Dupree & Rhine
Columbia Management	Linsco Private Ledger Financial	Stanton Group, Inc.
CPI Qualified Plan Consultants, Inc.	Marshall & Ilsley Trust Company, Inc.	Sterne Agee & Leach, Inc.
DA Davidson & Company	Massachusetts Mutual Life Insurance Company	Stifel Nicolaus & Company, Inc.
Daily Access. Com, Inc.	Matrix Settlement & Clearance Services	Sun Trust Securities, Inc.
Davenport & Company, LLC	Mercer HR Services	Symetra Financial Corporation
David Lerner Associates, Inc.	Merrill Lynch Pierce Fenner & Smith Incorporated	T. Rowe Price
Digital Retirement Solutions, Inc.	Mesirow Financial, Inc.	The 401k Company
Diversified Investment Advisors Inc.	MetLife Securities, Inc.	The Retirement Plan Company, LLC
DR, Inc.	MFS Investment Management	Transamerica Retirement Services
Dyatech, LLC	Mid Atlantic Capital Company	TruSource Union Bank of CA
E*TRADE Clearing LLC	Milliman USA	UBS Financial Services, Inc.
Edward D. Jones & Company	Morgan Keegan & Company, Inc.	Unified Fund Services
ERISA Administrative Services, Inc.	Morgan Stanley & Company, Inc.	Union Bank
ExpertPlan.com	Mutual of Omaha Life Insurance Company	US Clearing Company
FASCore, LLC	Nathan & Lewis Securities, Inc.	USAA Investment Management Company
Ferris Baker Watts, Inc.	National City Bank	USI Consulting Group
Fidelity	National Deferred Company	Valic Retirement Services
First Clearing LLC	National Financial	Vanguard Group
First Clearing LLC	National Planning Corporation	Wachovia Securities, Inc.
First Southwest Company	Nationwide Life Insurance Company	Wedbush Morgan Securities
First Trust - Datalynx	Newport Retirement Services, Inc.	Wells Fargo Investments Wilmington Trust

Performance of the Fund

Explanation of Performance Calculations. The use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. The Fund's performance data in advertisements must comply with rules of the SEC, which describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. The Fund may use a variety of performance calculations, including "cumulative total return," "average annual total return," "average annual total return at net asset value," and "total return at net asset value." How these types of returns are calculated are described below.

A number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

  Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
  The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
  An investment in the Fund is not insured by the FDIC or any other government agency.
  The principal value of the Fund's shares, its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
  When an investor's shares are redeemed, they may be worth more or less than their original cost.
  Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

  Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

The symbols above represent the following factors:

a =dividends and interest earned during the 30-day period.
b =expenses accrued for the period (net of any expense assumptions).
c =the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
d =the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

  Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

                                       Dividend Yield = dividends paid x 12/maximum offering price (payment date)

The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

  Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield. It adjusts the Fund's standardized yield, as calculated above, by a stated tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate. The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Your tax bracket is determined by your federal and state taxable income (the net amount subject to federal and state income tax after deductions and exemptions).

The Fund's Yields for the 30-Day Periods Ended 7/31/09
	Standardized Yield		Dividend Yield
Class of Shares	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A1	5.20%	5.01%	4.69%	4.52%
Class B2	3.92%	N/A	3.15%	N/A
Class C3	4.34%	N/A	3.73%	N/A

1. Inception of Class A: 02/25/04
2. Inception of Class B: 02/25/04
3. Inception of Class C: 02/25/04

Total Return Information. "Total return" is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class will differ and are measured separately.

There are different types of "total returns." "Cumulative total return" measures the change in value over the entire period (for example, ten years). "Average annual total return" shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses the methodology prescribed by the SEC to calculate its standardized total returns.

In calculating the Fund's total returns, the following sales charges are applied unless the returns are shown at "net asset value" as described below:

  For Class A shares the current maximum sales charge of 4.75% as a percentage of the offering price is deducted from the initial investment ("P" in the formula below).
  For Class B shares, the CDSC for the applicable period is deducted: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter.
  For Class C shares, the 1.0% CDSC is deducted for returns for the one-year period.

The Fund's returns are calculated based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formulas below) held for a number of years ("n" in the formulas)

  Average Annual Total Return. The "average annual total return" for each class is an average annual compounded rate of return for each year in a specified number of years that, assuming all dividends are reinvested, results in an Ending Redeemable Value ("ERV") according to the following formula:

  Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years that, assuming all dividends and distributions, adjusted to show the effect of federal taxes calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date, are reinvested, results in an ending value ("ATVD") according to the following formula:

  Average Annual Total Return (After Taxes on Distributions and Redemptions). The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years that, assuming all dividends and distributions, adjusted to show the effect of federal taxes calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date, are reinvested, results in an ending value ("ATVDR") after taking into account the effect of capital gains taxes or capital loss tax benefits resulting from the redemption of the shares at the end of the period, each calculated using the highest federal individual capital gains tax rate in effect on the redemption date, according to the following formula:

  Cumulative Total Return. The "cumulative total return" measures the change in value of a hypothetical investment over an entire period of years using some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined according to the following formula:

  Total Returns at Net Asset Value. From time to time the Fund may also quote cumulative or average annual total returns for Class A, Class B, Class C or Class N shares "at net asset value" without deducting the front-end sales charge or CDSC, based on the difference in net asset value per share at the beginning and, taking into consideration the reinvestment of dividends and capital gains distributions, at the end of the specified period.
  Hypothetical Investment Accounts. Fund advertisements or sales literature may also, from time to time, include performance of a hypothetical investment account that includes the total return of shares of the Fund and other Oppenheimer funds as part of an illustration of an asset allocation model or similar presentation.

A number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

  Total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
  The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
  The principal value of the Fund's shares, and total returns are not guaranteed and normally will fluctuate on a daily basis.
  When an investor's shares are redeemed, they may be worth more or less than their original cost.
  An investment in the Fund is not insured by the FDIC or any other government agency.

Performance Data. The charts below show the Fund's performance as of its most recent fiscal year end. You can obtain current performance information by visiting the OppenheimerFunds website at www.oppenheimerfunds.com or by calling the Fund's Transfer Agent at the telephone number shown on the cover of this SAI.

The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

The Fund's Total Returns for the Periods Ended 7/31/09
	Cumulative Total Returns		Average Annual Total Returns
	10 Years or life of class, if less		1-Year		5-Years		10-Years
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A1	17.13%	21.38%	(3.01%)	0.51%	3.09%	3.83%	2.95%	3.63%
Class B2	17.92%	17.92%	(4.34%)	(0.50%)	2.78%	2.96%	3.08%	3.08%
Class C3	16.21%	16.21%	(1.25%)	(0.29%)	3.01%	3.01%	2.80%	2.80%

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 7/31/09[1]
	1-Year	5-Year	Life of Class
After Taxes on Distributions	(3.05%)	3.09%	2.94%
After Taxes on Distributions and Redemption of Fund Shares	(0.45%)	3.29%	3.16%

1. Inception of Class A: 02/25/04
2. Inception of Class B: 02/25/04
3. Inception of Class C: 02/25/04

Other Performance Comparisons. In its Annual Report to shareholders, the Fund compares its performance to that of one or more appropriate market indices. You can obtain that information by visiting the OppenheimerFunds website at www.oppenheimerfunds.com or by calling the Fund's Transfer Agent at the telephone number shown on the cover of this SAI. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. The following are examples of some of those comparisons.

     Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its share classes by Lipper, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors and ranks the performance of regulated investment companies for various periods in categories based on investment styles. Lipper also publishes "peer-group" indices and averages of the performance of all mutual funds in particular categories.

     Morningstar Ratings. From time to time the Fund may publish the "star ratings" of its classes of shares by Morningstar, Inc. ("Morningstar"), an independent mutual fund monitoring service that rates and ranks mutual funds within their specialized market sectors. Morningstar proprietary star ratings reflect risk-adjusted historical total investment returns for funds with at least a three-year performance history. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.

     Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's or other similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar or the Fund's performance may be compared to the performance of various market indices, other investments, or averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services. The Fund's advertisements and sales literature may also include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions, for example:

  information about the performance of certain securities or commodities markets or segments of those markets, information about the performance of the economies of particular countries or regions, the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions, the availability of different types of securities or offerings of securities, information relating to the gross national or gross domestic product of the United States or other countries or regions, comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent by third parties, including comparisons of investor services provided to shareholders of the Oppenheimer funds to those provided by other mutual fund families selected by the rating or ranking services. Those comparisons may be based on the opinions of the rating or ranking service itself, using its research or judgment, or may be based on surveys of investors, brokers, shareholders or others.

Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions, including certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits or instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. Government.

About Your Account

The Fund's Prospectus describes how to buy, sell and exchange shares of the Fund and certain other Oppenheimer funds. The information below provides further details about the Fund's policies regarding those share transactions. It should be read in conjunction with the information in the Prospectus. Appendix A of this SAI provides more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain investors and certain types of purchases or redemptions.

Determination of Net Asset Value Per Share. The net asset value ("NAV") per share for each class of shares of the Fund is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NAV is determined as of the close of business on the New York Stock Exchange ("NYSE") on each day that the NYSE is open. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this SAI mean "Eastern time." The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (Presidents Day), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

Dealers other than NYSE members may conduct trading in municipal securities on days that the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on days when shareholders may not purchase or redeem shares.

Securities Valuation. The Fund's Board has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

  Long-term debt securities having a remaining maturity of more than 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
  The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
  debt instruments that have a maturity of more than 397 days when issued, debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
  The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
  money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued and that have a remaining maturity of 60 days or less, and debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
  Securities not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker, or the "bid" price if no "asked" price is available.

In the case of municipal securities the Manager uses pricing services approved by the Board when last sale information is not generally available. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services valuations. That monitoring may include comparing prices used for portfolio valuation to the actual sale prices of selected securities.

Puts, calls, futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded, as determined by a pricing service approved by the Board or by the Manager.

Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Board fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets, not directly by shareholders. However, those expenses reduce the net asset value of Fund shares, and therefore are borne indirectly by shareholders.

For calculating the Fund's net asset value, dividends and distributions, the Fund differentiates between two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. Those expenses are first allocated based on the percentage of the Fund's total assets that is represented by the assets of each share class. Such general expenses include management fees, legal, bookkeeping and audit fees, Board compensation, custodian expenses, share issuance costs, interest, taxes, brokerage commissions, and non-recurring expenses, such as litigation costs. Then the expenses allocated to a share class are allotted equally to each outstanding share within a given class.

Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses to the extent that such expenses pertain only to a specific class.

How to Buy Shares

The Oppenheimer Funds. The "Oppenheimer funds" are those mutual funds for which the Distributor acts as distributor and currently include the following:

Oppenheimer AMT-Free Municipals	Oppenheimer New Jersey Municipal Fund
Oppenheimer AMT-Free New York Municipals	Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Balanced Fund	Oppenheimer Portfolio Series:
Oppenheimer Baring SMA International Fund	Active Allocation Fund
Oppenheimer Core Bond Fund	Equity Investor Fund
Oppenheimer California Municipal Fund	Conservative Investor Fund
Oppenheimer Capital Appreciation Fund	Moderate Investor Fund
Oppenheimer Capital Income Fund	Oppenheimer Portfolio Series Fixed Income Active Allocation Fund
Oppenheimer Champion Income Fund	Oppenheimer Principal Protected Main Street Fund
Oppenheimer Commodity Strategy Total Return Fund	Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Developing Markets Fund	Oppenheimer Principal Protected Main Street Fund III
Oppenheimer Discovery Fund	Oppenheimer Quest Balanced Fund
Oppenheimer Emerging Growth Fund	Oppenheimer Quest International Value Fund
Oppenheimer Equity Fund, Inc.	Oppenheimer Quest Opportunity Value Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Real Estate Fund
Oppenheimer Global Fund	Oppenheimer Rising Dividends Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Global Value Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer International Bond Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer International Diversified Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer International Growth Fund	Oppenheimer Rochester National Municipals
Oppenheimer International Small Company Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Limited-Term Government Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer Select Value Fund
Oppenheimer Main Street Fund	Oppenheimer Senior Floating Rate Fund
Oppenheimer Main Street Opportunity Fund	Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Main Street Small Cap Fund	Oppenheimer Strategic Income Fund
Oppenheimer U.S. Government Trust
Oppenheimer LifeCycle Funds:	Oppenheimer Value Fund
Oppenheimer Transition 2010 Fund	Limited-Term New York Municipal Fund
Oppenheimer Transition 2015 Fund	Rochester Fund Municipals
Oppenheimer Transition 2020 Fund
Oppenheimer Transition 2025 Fund
Oppenheimer Transition 2030 Fund
Oppenheimer Transition 2040 Fund
Oppenheimer Transition 2050 Fund

Money Market Funds:
Oppenheimer Cash Reserves
Oppenheimer Institutional Money Market Fund
Oppenheimer Money Market Fund, Inc.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C shares are subject.

The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares – to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

The Distributor will not accept a purchase order of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer.

Class A Sales Charges Reductions and Waivers. There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except for the money market funds (under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a CDSC). As discussed in the Prospectus, a reduced initial sales charge rate may be obtained for certain share purchases because of the reduced sales efforts and reduction in expenses realized by the Distributor, dealers or brokers in making such sales. Sales charge waivers may apply in certain other circumstances because the Distributor or dealer or broker incurs little or no selling expenses. Appendix A to this SAI includes additional information regarding certain of these sales charge reductions and waivers.

A reduced sales charge rate may be obtained for Class A shares under a Right of Accumulation or Letter of Intent because of the reduction in sales effort and expenses to the Distributor, dealers or brokers for those sales.

Letter of Intent. Under a Letter of Intent (a "Letter"), you may be able to reduce the initial sales charge rate that applies to your Class A share purchases of the Fund if you purchase Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G and Class H units of advisor sold Section 529 plans, for which the Manager or the Distributor serves as the Program Manager or Program Distributor.

A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of those shares or units during a 13 month period (the "Letter period"), which begins on the date of the investor's first share purchase following the establishment of the Letter. The sales charge on each purchase of Class A shares during the Letter period will be at the rate that would apply to a single lump-sum purchase of shares in the amount intended to be purchased. In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor does not fulfill the terms of the Letter within the Letter period, he or she agrees to pay the additional sales charges that would have been applicable to any purchases that are made. The investor agrees that shares equal in value to 2% of the intended purchase amount will be held in escrow by the Transfer Agent for that purpose, as described in "Terms of Escrow" below. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing purchase orders during the Letter period. The investor must also notify the Distributor or his or her financial intermediary of any qualifying 529 plan holdings.

To determine whether an investor has fulfilled the terms of a Letter, the Transfer Agent will count purchases of "qualified" Class A, Class B and Class C shares and Class A, Class B, Class C, Class G and Class H units during the Letter period. Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from the Fund or other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the Reinvestment Privilege, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified" shares for satisfying the terms of a Letter. An investor will also be considered to have fulfilled the Letter if the value of the investor's total holdings of qualified shares on the last day of the Letter period equals or exceeds the intended purchase amount.

If the terms of the Letter are not fulfilled within the Letter period, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted on the first business day following the expiration of the Letter period to reflect the sales charge rates that are applicable to the actual total purchases.

If total eligible purchases during the Letter period exceed the intended purchase amount and also exceed the amount needed to qualify for the next sales charge rate reduction (stated in the Prospectus), the sales charges paid may be adjusted to that lower rate. That adjustment will only be made if and when the dealer returns to the Distributor the amount of the excess concessions allowed or paid to the dealer over the amount of concessions that are applicable to the actual amount of purchases. The reduced sales charge adjustment will be made by adding to the investors account the number of additional shares that would have been purchased if the lower sales charge rate had been used. Those additional shares will be determined using the net asset value per share in effect on the date of such adjustment.

By establishing a Letter, the investor agrees to be bound by the terms of the Prospectus, this SAI and the application used for a Letter, and if those terms are amended to be bound by the amended terms and that any amendments by the Fund will apply automatically to existing Letters. Group retirement plans qualified under section 401(a) of the Internal Revenue Code may not establish a Letter, however defined benefit plans and Single K sole proprietor plans may do so.

Terms of Escrow That Apply to Letters of Intent.

1. Out of the initial purchase, or out of subsequent purchases if necessary, the Transfer Agent will hold in escrow Fund shares equal to 2% of the intended purchase amount specified in the Letter. For example, if the intended purchase amount is $50,000, the escrow amount would be shares valued at $1,000 (computed at the offering price for a $50,000 share purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

 2. If the Letter applies to more than one fund account, the investor can designate the fund from which shares will be escrowed. If no fund is selected, the Transfer Agent will escrow shares in the fund account that has the highest dollar balance on the date of the first purchase under the Letter. If there are not sufficient shares to cover the escrow amount, the Transfer Agent will escrow shares in the fund account(s) with the next highest balance(s). If there are not sufficient shares in the accounts to which the Letter applies, the Transfer Agent may escrow shares in other accounts that are linked for Right of Accumulation purposes. Additionally, if there are not sufficient shares available for escrow at the time of the first purchase under the Letter, the Transfer Agent will escrow future purchases until the escrow amount is met.

3. If, during the Letter period, an investor exchanges shares of the Fund for shares of another fund (as described in the Prospectus section titled "How to Exchange Shares"), the Fund shares held in escrow will automatically be exchanged for shares of the other fund and the escrow obligations will also be transferred to that fund.

4. If the total purchases under the Letter are less than the intended purchases specified, on the first business day after the end of the Letter period, the Distributor will redeem escrowed shares equal in value to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges that would have been paid if the total purchases had been made at a single time. Any shares remaining after such redemption will be released from escrow.

5. If the terms of the Letter are fulfilled, the escrowed shares will be promptly released to the investor at the end of the Letter period.

6. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

Share Certificates. When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will not issue or re-register physical share certificates.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

AccountLink. Shares purchased through AccountLink will be purchased at the net asset value calculated on the same regular business day if the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares before the close of the NYSE. The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If the Distributor is instructed to initiate the ACH transfer after the close of the NYSE, the shares will be purchased on the next regular business day.

Dividends will begin to accrue on the shares purchased through the ACH system on the business day the Fund receives Federal Funds before the close of the NYSE. The proceeds of ACH transfers are normally received by the Fund three days after a transfer is initiated. If Federal Funds are received on a business day after the close of the NYSE, dividends will begin to accrue on the next regular business day. If the proceeds of an ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

The minimum purchase through AccountLink is generally $50, however for accounts established prior to November 1, 2002 the minimum purchase is $25.

Asset Builder Plans. As indicated in the Prospectus, you normally must establish your Fund account with $1,000 or more. However, you can open a Fund account for as little as $500 if you establish an Asset Builder Plan at the time of your initial share purchase to automatically purchase additional shares directly from a bank account.

An Asset Builder Plan is available only if your bank is an ACH member and you establish AccountLink. Under an Asset Builder Plan, payments to purchase shares of the Fund will be debited from your bank account automatically. Normally the debit will be made two business days prior to the investment dates you select on your application. Neither the Distributor, the Transfer Agent nor the Fund will be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the Account Application. To establish an Asset Builder Plan for an existing account, use the Asset Builder Enrollment Form. The Account Application and the Asset Builder Enrollment Form are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. Before you establish a new Fund account under the Asset Builder Plan, you should obtain a prospectus of the selected Fund and read it carefully.

You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The minimum additional purchase under an Asset Builder Plan is $50, except that for Asset Builder Plans established prior to November 1, 2002, the minimum additional purchase is $25. Shares purchased by Asset Builder Plan payments are subject to the redemption restrictions for recent purchases described in the Prospectus. An Asset Builder Plan may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Electronic Document Delivery. To access your account documents electronically via eDocs Direct, please visit our website homepage at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery (eDocs Direct)" under the heading "I want to..." in the left hand column, or call 1.888.470.0862 for instructions.

How to Sell Shares

Receiving Redemption Proceeds by Federal Funds Wire. The Fund would normally authorize a Federal Funds wire of redemption proceeds to be made on its next regular business day following the redemption. A Federal Funds wire may be delayed if the Fund's custodian bank is not open for business on that day. In that case, the wire will not be transmitted until the next business day on which the bank and the Fund are both open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Redeeming Shares Through Brokers or Dealers. The Distributor is the Fund's agent to repurchase its shares from authorized brokers or dealers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the next net asset value computed after the Distributor or the broker or dealer receives the order. A repurchase will be processed at that day's net asset value if the order was received by the broker or dealer from its customer prior to the time the close of the NYSE. Normally, the NYSE closes at 4:00 p.m., but may do so earlier on some days.

For accounts redeemed through a broker-dealer, payment will ordinarily be made within three business days after the shares are redeemed. However, the Distributor must receive the required redemption documents in proper form, with the signature(s) of the registered shareholder(s) guaranteed as described in the Prospectus.

Payments "In Kind." As stated in the Prospectus, payment for redeemed shares is ordinarily made in cash. Under certain circumstances, however, the Board may determine that it would be detrimental to the best interests of the remaining shareholders for the Fund to pay for the redeemed shares in cash. In that case, the Fund may pay the redemption proceeds, in whole or in part, by a distribution "in kind" of liquid securities from the Fund's portfolio. The Fund will value securities used to pay a redemption in kind using the same method described above under "Determination of Net Asset Value Per Share." That valuation will be made as of the time the redemption price is determined. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash.

The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, redemptions by a shareholder, of up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period, must be redeemed solely in cash.

Automatic Withdrawal Plans. Under an Automatic Withdrawal Plan, investors who own Fund shares can authorize the Transfer Agent to redeem shares automatically on a monthly, quarterly, semi annual or annual basis. The minimum periodic redemption amount under an Automatic Withdrawal Plan is $50. Shareholders having AccountLink privileges may have Automatic Withdrawal Plan payments deposited to their designated bank account. Payments may also be made by check, payable to all shareholders of record and sent to the address of record for the account. Automatic withdrawals may be requested by telephone for amounts up to $1,500 per month if the payments are to be made by checks sent to the address of record for the account. Telephone requests are not available if the address on the account has been changed within the prior 15 days.

Fund shares will be redeemed as necessary to meet the requested withdrawal payments. Shares will be redeemed at the net asset value per share determined on the redemption date, which is normally three business days prior to the payment receipt date requested by the shareholder. The Fund cannot guarantee receipt of a payment on the date requested, however. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending on the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

Because of the sales charge assessed on Class A share purchases, shareholders should usually not make additional Class A share purchases while participating in an Automatic Withdrawal Plan. A shareholder whose Class B, Class C or Class N account is subject to a CDSC should usually not establish an automatic withdrawal plan because of the imposition of the CDSC on the withdrawals. If a CDSC does apply to a redemption, the amount of the check or payment will be reduced accordingly. Distributions of capital gains from accounts subject to an Automatic Withdrawal Plan must be reinvested in Fund shares. Dividends on shares held in the account may be paid in cash or reinvested. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

The shareholder may change the amount, the payment interval, the address to which checks are to be mailed, the designated bank account for AccountLink payments or may terminate a plan at any time by writing to the Transfer Agent. A signature guarantee may be required for certain changes. The requested change will usually be put into effect approximately two weeks after such notification is received. The shareholder may redeem all or any part of the shares in the account by written notice to the Transfer Agent. That notice must be in proper form in accordance with the requirements in the then-current Fund Prospectus.

The Transfer Agent will administer the Automatic Withdrawal Plan as agent for the shareholder(s) who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Any share certificates must be surrendered unendorsed to the Transfer Agent with the plan application to be eligible for automatic withdrawal payments. If the Transfer Agent ceases to act as transfer agent for the Fund, the shareholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

The Transfer Agent will terminate a plan upon its receipt of evidence, satisfactory to it, that the shareholder has died or is legally incapacitated. The Fund may also give directions to the Transfer Agent to terminate a plan. Shares that have not been redeemed at the time a plan is terminated will be held in an account in the name of the shareholder. Share certificates will not be issued for any such shares and all dividends will be reinvested in the account unless and until different instructions are received, in proper form, from the shareholder, his or her executor or guardian, or another authorized person.

The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. By requesting an Automatic Withdrawal Plan, the shareholder agrees to the terms and conditions that apply to such plans. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

Transfers of Shares. A shareholder will not be required to pay a CDSC when Fund shares are transferred to registration in the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a CDSC are transferred, the CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.

If less than all of the shares held in an account are transferred, and some but not all shares in the account would be subject to a CDSC if redeemed at that time, the priorities for the imposition of the CDSC described in the Prospectus will be followed in determining the order in which the shares are transferred.

Minimum Balance Fee. As stated in the Prospectus, a $12 annual "Minimum Balance Fee" is assessed on each Fund account with a share balance of less than $500. The Minimum Balance Fee is automatically deducted from each such Fund account in September.

Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Minimum Balance Fee. These exceptions are subject to change:

  A fund account whose shares were acquired after September 30th of the prior year;
  A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class A shares the new Class A share account balance may become subject to the Minimum Balance Fee;
  Accounts of shareholders who elect to access their account documents electronically via eDoc Direct (to access account documents electronically via eDocs Direct, please visit our website at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery (eDocs Direct)" under the heading "I Want To," or call 1.888.470.0862 for instructions);
  A fund account that has only certificated shares and, has a balance below $500 and is being escheated;
  Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system in Networking level 1 and 3 accounts;
  Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;
  Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom Plus, Recordkeeper Pro and Pension Alliance Retirement Plan programs;
  A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted; and
  Accounts held in the OppenheimerFunds Portfolio Builder Program which is offered through certain broker/dealers to qualifying shareholders.

Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with those laws.

The Fund reserves the authority to modify Minimum Balance Fee in its discretion.

Involuntary Redemptions. The Fund's Board has the right to involuntarily redeem shares held in any account with an aggregate net asset value of less than $200. The Board may change the amount of the aggregate net asset value to which an involuntary redemption may apply. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also determine the requirements for any notice to be given to the shareholders (but not less than 30 days). Alternatively, the Board may set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Reinvestment Privilege. Within six months after redeeming Class A or Class B shares, a shareholder may reinvest all or part of the redemption proceeds without a sales charge if:

  An initial sales charge was paid on the redeemed Class A shares or a Class A CDSC was paid when the shares were redeemed; or
  The Class B CDSC was paid on the redeemed Class B shares.

The reinvestment may only be made in Class A shares of the Fund or other Oppenheimer funds into which shares of the Fund are exchangeable, as described in "How to Exchange Shares" below. This privilege does not apply to Class C shares or to purchases made through automatic investment options. The Fund may amend, suspend or cease offering this reinvestment privilege at any time for shares redeemed after the date of the amendment, suspension or cessation. The shareholder must request the reinvestment privilege from the Transfer Agent or his or her financial intermediary at the time of purchase.

Reinvestment will be at the next net asset value computed after the Transfer Agent receives the reinvestment order. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there was a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days after the payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption, however, the sales charge would be added to the basis of the shares acquired with the redemption proceeds.

How to Exchange Shares

Shares of the Fund (including shares acquired by reinvestment of dividends or distributions from other Oppenheimer funds or from a unit investment trust) may be exchanged for shares of certain other Oppenheimer funds at net asset value without the imposition of a sales charge, however a CDSC may apply to the acquired shares as described below. Shares of certain money market funds purchased without a sales charge may be exchanged for shares of other Oppenheimer funds offered with a sales charge upon payment of the sales charge. Exchanges into another Oppenheimer fund must meet any applicable minimum investment requirements of that fund.

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. The prospectus of each of the Oppenheimer funds indicates which share class or classes that fund offers and provides information about limitations on the purchase of particular share classes, as applicable for the particular fund. Shareholders that own more than one class of shares of the Fund must specify which class of shares they wish to exchange.

You can obtain a current list of the share classes offered by the funds by calling the toll-free phone number on the first page of this SAI.

The different Oppenheimer funds that are available for exchange have different investment objectives, policies and risks. A shareholder should determine whether the fund selected is appropriate for his or her investment goals and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. Some of the tax consequences of reinvesting redemption proceeds are discussed in "Reinvestment Privilege," above. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege, however that notice is not required in extraordinary circumstances.

How Exchanges Affect Contingent Deferred Sales Charges. A CDSC is imposed on exchanges of shares in the following cases:

  The Class A CDSC is imposed on the redemption of Class A shares acquired by the exchange of Class A shares that are subject to a Class A CDSC, if the acquired shares are redeemed within 18 months measured from the beginning of the calendar month in which the exchanged Class A shares were purchased.
  The Class A CDSC is imposed on the redemption of Class A shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals acquired prior to October 22, 2007 by the exchange of Class A shares that are subject to a Class A CDSC, if the acquired shares are redeemed within 24 months measured from the beginning of the calendar month in which the exchanged Class A shares were purchased.
  An Early Withdrawal Charge is imposed on Class A shares of Oppenheimer Senior Floating Rate Fund acquired by the exchange of Class A shares that are subject to a CDSC, if the acquired shares are repurchased before the expiration of the holding period that was applicable to the exchanged shares.
  The Class A CDSC is imposed on the redemption of Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund, Inc. acquired by the exchange of Class A shares that are subject to a Class A CDSC, if the acquired shares are redeemed within the holding period applicable to the exchanged Class A shares.
  The Class B CDSC is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged shares, except:

(1)With respect to Class B shares of Oppenheimer Limited Term California Municipal Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Limited Term Municipal Fund, Limited Term New York Municipal Fund and Oppenheimer Senior Floating Rate Fund acquired by exchange, the Class B CDSC is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

(2)With respect to Class B shares of Oppenheimer Cash Reserves acquired by the exchange of Class B shares of Oppenheimer Capital Preservation Fund, the Class B CDSC is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

  The Class C CDSC is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged shares.

When Class B or Class C shares are exchanged, the priorities for the imposition of the CDSC described in "How To Buy Shares" in the Prospectus will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of remaining shares.

Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

Automatic Exchange Plans. Under an Automatic Exchange Plan, shareholders can authorize the Transfer Agent to exchange shares of the Fund for shares of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis. The minimum amount that may be exchanged to each other fund account is $50. Instructions regarding the exchange amount, the selected fund(s) and the exchange interval should be provided on the OppenheimerFunds account application or by signature-guaranteed instructions. Any requested changes will usually be put into effect approximately two weeks after notification of a change is received. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in this SAI and in "How to Exchange Shares" in the Prospectus.

The Transfer Agent will administer the Automatic Exchange Plan as agent for the shareholder(s). Neither the Fund nor the Transfer Agent shall incur any liability for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Any share certificates must be surrendered unendorsed to the Transfer Agent with the plan application to be eligible for automatic exchanges. If the Transfer Agent ceases to act as transfer agent for the Fund, the shareholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

The Fund reserves the right to amend, suspend or discontinue offering automatic exchanges at any time without prior notice. By requesting an Automatic Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans. These provisions may be amended from time to time and any amendments will automatically apply to existing Plans.

Processing Exchange Requests. Shares to be exchanged are redeemed at the net asset value calculated on the regular business day the Transfer Agent receives an exchange request in proper form before the close of the NYSE (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by up to five business days if it is determined that either fund would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

When you exchange some or all of your shares, any special features of your account that are available in the new fund (such as an Asset Builder Plan or Automatic Withdrawal Plan) will be applied to the new fund account unless you tell the Transfer Agent not to do so.

Shares that are subject to a restriction cited in the Prospectus or this SAI and shares covered by a share certificate that is not tendered will not be exchanged. If an exchange request includes such shares, only the shares available without restrictions will be exchanged.

Distributions and Taxes

Dividends and Other Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

The distributions made by the Fund will vary depending on market conditions, the composition of the Fund's portfolio and Fund expenses.  Distributions are calculated in the same manner, at the same time, and on the same day for each class of shares but will normally differ in amount. Distributions on Class B and Class C shares are expected to be lower than distributions on Class A shares and Class Y shares (if applicable) because of the effect of the asset-based sales charge on Class B and Class C shares. Whether they are reinvested in Fund shares or received in cash, distributions are taxable to shareholders, as discussed below, regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Returned checks for the proceeds of redemptions are invested in shares of Oppenheimer Money Market Fund, Inc. If a dividend check or a check representing an automatic withdrawal payment is returned to the Transfer Agent by the Postal Service as undeliverable, it will be reinvested in shares of the Fund. Reinvestments will be made as promptly as possible after the return of such checks to the Transfer Agent. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Taxes. The federal tax treatment of the Fund and distributions to shareholders is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders. The tax discussion in the Prospectus and this SAI is based on tax laws in effect on the date of the Prospectus and SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment may differ from the treatment under the Internal Revenue Code as described below.

Before purchasing Fund shares, investors are urged to consult their tax advisers with reference to their own particular tax circumstances as well as the consequences of federal, state, local and any other jurisdiction's tax rules affecting an investment in the Fund.

Qualification and Taxation as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code. As long as the Fund qualifies as a RIC, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of capital gains over capital losses) that it distributed to shareholders.

If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for federal income tax on amounts it pays as dividends and other distributions. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. One or more Funds might not meet those tests in a particular year. If the Fund does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and other distributions made to shareholders. In such an instance, all of the Fund's dividends would be taxable to shareholders.

Qualifying as a RIC. To qualify as a RIC, the Fund must be a domestic corporation that is either registered under the Investment Company Act as a management company or unit investment trust or is otherwise described in the Internal Revenue Code as having a specific status under the Investment Company Act. The Fund must also satisfy certain tests with respect to (i) the composition of its gross income, (ii) the composition of its assets and (iii) the amount of its dividend distributions.

Gross Income Test. To qualify as a RIC, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of securities, gains from the sale or other disposition of securities or foreign currencies, and certain other income derived with respect to its business of investing in such securities or currencies (including, but not limited to, gains from options, futures or forward contracts), and net income derived from interests in certain "qualified publicly traded partnerships."

Asset Test. In addition, at the close of each quarter of its taxable year, the Fund must satisfy two asset tests. First, at least 50% of the value of the Fund's assets must consist of securities of other issuers ("Other Issuers"), U.S. Government securities, securities of other RIC's and cash or cash items (including receivables). The securities of an Other Issuer are not counted towards satisfying the 50% test if the Fund either invests more than 5% of the value of the Fund's assets in the securities of that Other Issuer or holds more than 10% of the outstanding voting securities of that Other Issuer. Second, no more than 25% of the value of the Fund's total assets may be invested in (1) the securities of any one issuer (other than U.S. Government securities and the securities of other RIC's), (2) the securities of two or more issuers (other than the securities of other RIC's) that the Fund controls and that are engaged in the same or similar trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of these tests, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government are treated as U.S. Government securities.

Dividend Distributions Test. During the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, the Fund must distribute at least 90% of its investment company taxable income and at least 90% of its net tax-exempt income for the taxable year, which is generally its net investment income and the excess of its net short-term capital gain minus its net long-term capital loss.

Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, the Fund must pay an annual, non-deductible excise tax unless, by December 31st each year, it distributes (1) 98% of its taxable investment income earned from January 1 through December 31, (2) 98% of its capital gain net income realized in the period from November 1 of the prior year through October 31 of the current year and (3) undistributed amounts from prior years. It is presently anticipated that the Fund will meet these distribution requirements, although to do so the Fund might be required to liquidate portfolio investments in certain circumstances. In some years, the Board and the Manager may determine that it would be in the shareholders' best interests for the Fund to pay the excise tax on undistributed amounts rather than making the required level of distributions. In that event, the tax may reduce the amount available for shareholder distributions.

Taxation of Fund Distributions. Distributions by the Fund will be treated in the manner described below regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund's distributions will be treated as dividends to the extent paid from the Fund's earnings and profits (as determined under the Internal Revenue Code). Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such tax basis is reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders reinvesting a distribution in shares of the distributing Fund, one of the other funds Fund or another fund will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Exempt-Interest Dividends. The Fund intends to satisfy the requirements under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. To qualify, at the end of each quarter of its taxable year, at least 50% of the value of the Fund's total assets must consist of obligations described in Section 103(a) of the Internal Revenue Code, as amended. Dividends that are derived from net interest income earned by the Fund on tax-exempt municipal securities and designated as "exempt-interest dividends" in a written notice sent by the Fund to its shareholders within 60 days after the close of the Fund's taxable year will be excludable from gross income of shareholders for federal income tax purposes. To the extent any Fund fails to qualify to pay exempt-interest dividends in any given taxable year, such dividends would be included in the gross income of shareholders for federal income tax purposes.

The Fund will allocate interest from tax-exempt municipal securities (as well as ordinary income, capital gains, and tax preference items discussed below) among its shares according to a method that is based on the gross income allocable to each class of shareholders during the taxable year (or under another method, if prescribed by the IRS and SEC). The percentage of each distribution with respect to a taxable year of the Fund that is an exempt-interest dividend will be the same, even though that percentage may differ substantially from the percentage of the Fund's income that was tax-exempt during a particular portion of the year. This percentage normally will be designated after the close of the taxable year.

Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes. Interest on indebtedness incurred or continued to purchase or carry shares of a regulated investment company paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders receiving Social Security or railroad retirement benefits should be aware that exempt-interest dividends are a factor in determining whether, and to what extent, such benefits are subject to federal income tax.

A portion of the exempt-interest dividends paid by the Fund may give rise to liability under the federal alternative minimum tax for individual or corporate shareholders. Income on certain private activity bonds issued after August 7, 1986, while excludable from gross income for purposes of the federal income tax, is an item of "tax preference" that must be included in income for purposes of the federal alternative minimum tax for individuals and corporations. "Private activity bonds" are bonds that are used for purposes not generally performed by governmental entities and that benefit non-governmental entities. The amount of any exempt-interest dividends that is attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

In addition, corporate taxpayers are subject to the federal alternative minimum tax based in part on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings," which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.

Shareholders are advised to consult their tax advisers with respect to their liability for federal alternative minimum tax, and for advice concerning the loss of exclusion from gross income for exempt-interest dividends paid to a shareholder who would be treated as a "substantial user" or "related person" under Section 147(a) of the Internal Revenue Code with respect to property financed with the proceeds of an issue of private activity bonds held by the Fund.

Ordinary Income Dividends. Distributions from income earned by the Fund from one or more of the following sources will be treated as ordinary income to the shareholder:

  certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. Government, or its agencies and instrumentalities);
  income from loans of portfolio securities;
  income or gains from options or futures;
  any net short-term capital gain; and
  any market discount accrual on tax-exempt bonds.

Capital Gain Distributions. The Fund may either retain or distribute to shareholders its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Currently, the Fund intends to distribute these gains. Distributed net capital gain that is properly designated will be taxable to the Fund's shareholders as long-term capital gains, and in the case of non-corporate shareholders, will qualify for the maximum tax rate of 15% for taxable years beginning before 2011. The amount of distributions designated as net capital gain will be reported to shareholders shortly after the end of each year. Such treatment will apply no matter how long the shareholder has held Fund shares and even if the gain was recognized by the Fund before the shareholder acquired Fund shares.

If the Fund elects to retain its net capital gain for a taxable year, the Fund will be subject to tax on such gain at the highest corporate tax rate. Each shareholder of record on the last day of such taxable year will be informed of his or her portion of both the gain and the tax paid, will be required to report the gain as long-term capital gain, will be able to claim the tax paid as a refundable credit, and will increase the basis of his or her shares by the amount of the capital gain reported minus the tax credit.

Backup withholding. The Fund will be required in certain cases to withhold 28% of ordinary income dividends, capital gain distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report properly the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder's federal income tax liability, provided the required information is timely provided to the IRS.

Tax Consequences of Share Redemptions. If all or a portion of a shareholder's investment in the Fund is redeemed, the shareholder will recognize a gain or loss on the redeemed shares equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. In general, any gain or loss from the redemption of shares of the Fund will be considered capital gain or loss if the shares were held as a capital asset and will be long-term capital gain or loss if the shares were held for more than one year. Any capital loss arising from the redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares. There are limits on the deductibility of capital losses in any year.

All or a portion of any loss on redeemed shares may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption (including purchases through the reinvestment of dividends). In that case, the basis of the acquired shares will be adjusted to reflect the disallowed loss.  Losses realized by a shareholder on the redemption of Fund shares within six months of purchase will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares.  If a shareholder exercises the exchange privilege within 90 days after acquiring Fund shares, any loss that the shareholder recognizes on the exchange will be reduced, or any gain will be increased, to the extent that sales charge paid on the exchanged shares reduces any charges the shareholder would have incurred on the purchase of the new shares in the absence of the exchange privilege. Such sales charge will be treated as an amount paid for the new shares.

Taxation of Foreign Shareholders. Under the Internal Revenue Code, taxation of a foreign shareholder depends primarily on whether the foreign shareholder's income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income. "Foreign shareholders" include, but are not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership.

If a foreign shareholder fails to provide a properly completed and signed Certificate of Foreign Status, the Fund will be required to withhold U.S. tax on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares. Provided the Fund obtains a proper certification of foreign status, ordinary income dividends that are paid by the Fund to foreign shareholders and that are not "effectively connected income," will be subject to a U.S. withholding tax. The tax rate may be reduced if the foreign person's country of residence has an income tax treaty with the United States allowing for a reduced tax rate on ordinary income dividends paid by the Fund. If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign shareholder may claim an exemption from the U.S. withholding tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status. Any tax withheld by the Fund is remitted to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in the early part of each year with a copy sent to the IRS. Capital gain dividends are not subject to U.S. withholding tax unless the recipient is a nonresident alien who is present in the United States for 183 days or more during the taxable year in which the dividends are received. A foreign individual who is present in the United States for 183 days or more generally loses his or her status as a nonresident alien.

For taxable years of the Fund beginning before January 1, 2010, properly designated dividends are generally exempt from U.S. federal withholding tax on foreign persons provided such dividends (i) are derived from the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is a 10% or greater shareholder, reduced by expenses that are allocable to such income) or (ii) are derived from the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's net long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a shareholder that is a foreign person must comply with applicable certification requirements relating to its non-U.S. status. However, depending on its circumstances, the Fund may designate some, all, or none of its potentially eligible dividends as interest-related dividends or as short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding on foreign persons. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Shareholders that are foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

The tax consequences to foreign persons entitled to claim the benefits of an applicable income tax treaty may be different from those described in this SAI. Foreign shareholders are urged to consult their tax advisers with respect to the particular tax consequences of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $250,000 are not protected by the federal deposit insurance corporation ("FDIC"). The FDIC protected amount will fall to $100,000 on January 1, 2014 unless the higher limit is extended by legislation. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm.  KPMG LLP serves as the independent registered public accounting firm for the Fund. KPMG LLP audits the Fund's financial statements and performs other related audit and tax services.  KPMG LLP also acts as the independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

Appendix A

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares of the Oppenheimer funds or the contingent deferred sales charge ("CDSC") that may apply to Class A, Class B or Class C shares may be waived.1 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:

  plans created or qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,
  non-qualified deferred compensation plans,
  employee benefit plans,2
  Group Retirement Plans,3
  403(b)(7) custodial plan accounts, and
  Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A CDSC if redeemed within 18 months (24 months in the case of shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals purchased prior to October 22, 2007) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A CDSC, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."4 This waiver provision applies to:

  Purchases of Class A shares aggregating $1 million or more.
  Purchases of Class A shares, prior to March 1, 2007, by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a CDSC prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
  Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
  through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
  Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
  The record keeping is performed by Merrill Lynch Pierce Fenner Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments").
  The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
  The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

II. Waivers of Class A Sales Charges of Oppenheimer Funds

A.Waivers of Initial and Contingent Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):

  The Manager or its affiliates.
  Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents in law, brothers and sisters, sons and daughters in law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
  Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
  Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
  Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
  Dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
  Investment advisers and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
  "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
  Clients of investment advisers or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment adviser or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
  Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
  Accounts for which Oppenheimer Capital (or its successor) is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
  A unit investment trust that has entered into an appropriate agreement with the Distributor.
  Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
  Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
  A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
  A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.
  Effective March 1, 2007, purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a CDSC prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
  Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from Retirement Plans.
  Purchases of Class A shares by former shareholders of Atlas Strategic Income Fund in any Oppenheimer fund into which shareholders of Oppenheimer Strategic Income Fund may exchange.
  Purchases prior to June 15, 2008 by former shareholders of Oppenheimer Tremont Market Neutral Fund, LLC or Oppenheimer Tremont Opportunity Fund, LLC, directly from the proceeds from mandatory redemptions.

B. Waivers of the Class A Initial and Contingent Deferred Sales Charges in Certain Transactions.

      1. Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

  Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
  Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
  Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.
  Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.
  Shares purchased in amounts of less than $5.

      2. Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):

  Retirement Plans that have $5 million or more in plan assets.
  Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A CDSC is also waived if shares that would otherwise be subject to the CDSC are redeemed in the following cases:

  To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
  Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
  For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
  To return excess contributions.
  To return contributions made due to a mistake of fact.
  Hardship withdrawals, as defined in the plan.5
  Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
  To meet the minimum distribution requirements of the Internal Revenue Code.
  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
  For loans to participants or beneficiaries.
  Separation from service.6
  Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
  Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
  For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
  For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
  For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
  At the sole discretion of the Distributor, the CDSC may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.

III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds

The Class B, Class C and Class N CDSCs will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N CDSCs will be waived for redemptions of shares in the following cases:

  Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.
  Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
  The CDSCs are generally not waived following the death or disability of a grantor or trustee for a trust account. The CDSCs will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the Internal Revenue Code).
  Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
  At the sole discretion of the Distributor, the CDSC may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.
  Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
  Redemptions of Class B shares by a Retirement Plan that is either created or qualified under Section 401(a) or 401(k) (excluding owner-only 401(k) plans) of the Internal Revenue Code or that is a non-qualified deferred compensation plan, either (1) purchased after June 30, 2008, or (2) beginning on July 1, 2011, held longer than three years.
  Redemptions by owner-only 401(k) plans of Class B shares purchased after June 30, 2008.
  Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
  Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.
  Distributions7 from Retirement Plans or other employee benefit plans for any of the following purposes:
  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
  To return excess contributions made to a participant's account.
  To return contributions made due to a mistake of fact.
  To make hardship withdrawals, as defined in the plan.5
  To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
  To meet the minimum distribution requirements of the Internal Revenue Code.
  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
  For loans to participants or beneficiaries.8
  On account of the participant's separation from service.9
  Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
  Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
  For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59½, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
  Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
  For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
  Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.Waivers for Shares Sold or Issued in Certain Transactions.

The CDSC is also waived on Class B and Class C shares sold or issued in the following cases:

  Shares sold to the Manager or its affiliates.
  Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
  Shares issued in plans of reorganization to which the Fund is a party.
  Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

The initial and CDSC rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those former Quest for Value Funds. Those funds include:

  Oppenheimer Rising Dividends Fund, Inc.
  Oppenheimer Small- Mid- Cap Value Fund
  Oppenheimer Quest Balanced Fund
  Oppenheimer Quest International Value Fund, Inc.
  Oppenheimer Quest Opportunity Value Fund

These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

  Quest for Value U.S. Government Income Fund
  Quest for Value New York Tax-Exempt Fund
  Quest for Value Investment Quality Income Fund
  Quest for Value National Tax-Exempt Fund
  Quest for Value Global Income Fund
  Quest for Value California Tax-Exempt Fund

All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and CDSCs described in this Appendix apply to shares of an Oppenheimer fund that are either:

  acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

  Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

Number of Eligible Employees or Members	Intial Sales Charge as a % of Offering Price	Initial Sales Charge as a % of Net Amount Invested	Concession as % of Offering Price
9 or fewer	2.50%	2.56%	2.00%
At least 10 but not more than 49	2.00%	2.04%	1.60%

For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A CDSC described in the applicable fund's Prospectus.

Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

  Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or CDSCs:
  Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
  Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.
  Waiver of Class A CDSC in Certain Transactions. The Class A CDSC will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:
  Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

  Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the CDSC will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
  withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.
  Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the CDSC will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
  redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
  withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

A shareholder's account will be credited with the amount of any CDSC paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):

  Oppenheimer U. S. Government Trust,
  Oppenheimer Core Bond Fund,
  Oppenheimer Value Fund and

are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

  Connecticut Mutual Liquid Account
  Connecticut Mutual Total Return Account
  Connecticut Mutual Government Securities Account
  CMIA LifeSpan Capital Appreciation Account
  Connecticut Mutual Income Account
  CMIA LifeSpan Balanced Account
  Connecticut Mutual Growth Account
  CMIA Diversified Income Account

A. Prior Class A Contingent Deferred Sales Charge and Class A Sales Charge Waivers.

  Class A CDSC. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A CDSC that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% CDSC on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

Those shareholders who are eligible for the prior Class A CDSC are:

  persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

  Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
  any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
  any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
  Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
  employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
  one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
  an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the CDSC will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:

  by the estate of a deceased shareholder;
  upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
  for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
  as tax-free returns of excess contributions to such retirement or employee benefit plans;
  in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
  in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
  in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
  in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
  as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

VI. Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

Footnotes to Appendix A:

1.

In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to CDSCs mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.

2.

An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

3.

The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.

4.

However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.

5.	This provision does not apply to IRAs.
6.	This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after your separation from service in or after the year you reached age 55.
7.	The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
8.	This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.
9.	This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

Appendix B

Because the Fund invests in securities issued by California or entities within California, an investment in the Fund may involve greater risk than investments in certain other types of municipal bond funds. You should consider carefully the special risks inherent in the Fund's investments in California municipal securities.

The Fund also invests in municipal securities issued by certain territories, commonwealths and possessions of the United States that pay interest that is exempt (in the opinion of the issuer's legal counsel when the security is issued) from federal income tax and the Fund's state personal income tax. Therefore, the Fund's investments could be affected by the fiscal stability of, for example, Puerto Rico, the Virgin Islands, Guam or the Mariana Islands. Additionally, the Fund's investments could be affected by economic, legislative, regulatory or political developments affecting issuers in those territories, commonwealths or possessions.

Following is a discussion of the special considerations relating to the Fund's investments in municipal securities issued by California, Puerto Rico, the Virgin Islands, Guam and Mariana Islands.

California

The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of California (the "State") and various local agencies available as of the date of this Statement of Additional Information. While neither the Manager nor the Fund has independently verified this information, neither has reason to believe that such information is not correct in all material respects. The information below is intended only as a general summary and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

     Population. The State's July 1, 2008 population of about 38.1 million represented over 12% of the total United States population. California's population is concentrated in metropolitan areas. As of the 2000 census, 97% resided in the 25 major metropolitan statistical areas in the State. As of July 1, 2008, the 5-county Los Angeles area accounted for 48% of the State's population, with over 18 million residents, and the 11-county San Francisco Bay Area represented 20%, with a population of nearly 8 million.

General Economic Conditions

California's economy, the nation's largest and one of the largest in the world, has major sectors in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. The state, however, as the rest of the nation has been in a severe economic recession. Personal income fell in the State in the fourth quarter of 2008 and the first quarter of 2009. Taxable sales fell sharply in the first half of 2009. The total assessed valuation of property in the State is lower in Fiscal Year 2009-10 than it was in the prior year. The State's unemployment rate increased from 6.1% at the start of 2008 to 11.9% in July 2009.

Beginning in early 2008, the State has experienced the most significant economic downturn and financial pressure since the Great Depression of the 1930s. As a result of continuing weakness in the State economy, State tax revenues have declined precipitously, resulting in large budget gaps and cash shortfalls. In 2008, the Legislature and the Governor adopted three major budget plans, covering Fiscal Years 2008-09 and 2009-10, in response to continuing deterioration in the State's fiscal condition. Over that time, the Legislature enacted some $60 billion in budget solutions, including some revenue increases and borrowing, but consisting primarily of expenditure reductions which have affected almost all State government, education, social services and other programs funded by the State. The State's financial plan continues to be based on a number of assumptions which may not be realized, and further budgetary actions may be needed to maintain a positive balance for the General Fund at the end of Fiscal Year 2009-10.

There can be no assurances that the fiscal stress and cash pressures currently facing the State will not continue or become more difficult, or that continuing declines in State tax receipts or other impacts of the current economic recession will not further materially adversely affect the financial condition of the State. The Department of Finance ("DOF") has projected that multi-billion dollar budget gaps will occur annually through at least Fiscal Year 2012-13 without further corrective actions.

Recent Developments

The weak economy resulted in a dramatic reduction in State tax revenues over the last two years. In December 2008, the Governor identified a budget gap between expected revenues and expenditure obligations in excess of $41 billion for Fiscal Years 2008-09 and 2009-10. After protracted negotiations, on February 19, 2009, the Legislature adopted the February 2009 budget package, consisting of revisions to the 2008 Budget Act and the Initial 2009 Budget Act. The package, which was signed by the Governor on February 20, 2009, attempted to address the budget gap through significant expenditure reductions, revenue increases and borrowing.

By May 2009, continued economic decline with consequent reduction of revenues, plus the failure of various budget measures placed before the voters at a May 19, 2009 special election ballot, led the Governor to announce that the budget gap for the period through June 30, 2010 was still projected to be more than $22 billion (and subsequently increased to $24 billion). The Amended 2009 Budget Act addressed this budget gap through a combination of revenue enhancements and significant cuts in a wide variety of programs.

The sharp drop in revenues at the start of Fiscal Year 2008-09 resulted in a significant depletion of cash resources to pay the State's obligations, requiring the State to first defer certain payments, and then issue registered warrants ("IOUs") in order to manage its cash resources. As a result of the cash pressure facing the State, on December 17, 2008, the Pooled Money Investment Board voted to significantly curtail loans from the State's Pooled Money Investment Account ("PMIA") thereby postponing or stopping thousands of infrastructure projects statewide. The PMIA customarily funded such loans to provide temporary funding for projects and programs prior to permanent financing through the issuance of State general obligation bonds or lease revenue bonds.

Governor Schwarzenegger also ordered unpaid furloughs of State employees each month, commencing on February 1, 2009, as well as layoffs of State agency and department employees. If the three-day per month furlough remains in effect for all of Fiscal Year 2009-10, it is projected to reduce General Fund payroll expenditures by approximately $1.278 billion (14% of General Fund payroll expenditures). Various litigation has been brought challenging the furlough program which if successful could adversely affect the State's financial condition.

State Expenditures

State Appropriations Limit. The State is subject to an annual appropriations limit imposed by the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds or appropriations from funds that do not derive their proceeds from taxes. There are other various types of appropriations excluded from the Appropriations Limit, including appropriations required to comply with mandates of courts or the Federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative. The Appropriations Limit may be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 school districts and refunds to taxpayers.

The DOF projects the Appropriations subject to limitation to be $27.26 billion and $29.62 billion under the Appropriations Limit in Fiscal Years 2008-09 and 2009-10, respectively.

Pension Trusts. The three principal retirement systems in which the State participates are the California Public Employees' Retirement System ("CalPERS") and the California State Teachers' Retirement System ("CalSTRS"). The State's contribution to CalPERS and UCRS are actuarially determined each year, while the State's contribution to CalSTRS is established by statute.

Welfare System. The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 fundamentally reformed the nation's welfare system. This Act included provisions to: (i) convert Aid to Families with Dependent Children ("AFDC"), an entitlement program, to Temporary Assistance for Needy Families ("TANF"), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes; (ii) deny certain Federal welfare and public benefits to legal non-citizens (subsequent Federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal non-citizens, and generally deny almost all benefits to illegal immigrants; and (iii) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. Federal authorization for the TANF program extends until September 30, 2010.

The California Work Opportunity and Responsibility to Kids ("CalWORKs") replaced the AFDC and other similar welfare programs effective January 1, 1998. Consistent with Federal law, CalWORKs contains time limits on receipt of welfare aid. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. The CalWORKs caseload was 460,120 in Fiscal Year 2007-08 and is projected to increase to 508,000 and 587,000 cases in Fiscal Year 2008-09 and 2009-10, respectively. Since CalWORKs' inception in January 1998, caseload will have declined by over 8%.

California will fail to meet the work participation rate (at least 50% work participation among all families), and as a result, California's required Maintenance of Effort ("MOE") will be 80% of the Federal Fiscal Year 1994 historic expenditures rather than the 75% MOE level California has been required to meet. The Amended 2009 Budget Act continues to reflect an increase of MOE spending by $179.5 million in Fiscal Year 2008-09 and 2009-10, to $2.9 billion, to reflect this penalty.

Considerable improvement in work participation rates must be achieved to avoid additional Federal penalties, which could cost the State and counties more than $1.5 billion over a five-year period, beginning in Fiscal Year 2009-10. The 2008 Budget Act maintained funding to support CalWORKs program improvements that place greater emphasis on work participation and reduce reliance upon public assistance to significantly improve the ability of the State and counties to meet Federal work requirements in the TANF program. Additionally, the Amended 2009 Budget Act included significant long-term reform efforts for the program.

Health Care. Medi-Cal, the State's Medicaid program, is a health care entitlement program for low-income individuals and families who receive public assistance or otherwise lack health care coverage. Federal law requires Medi-Cal to provide a set of basic services such as doctor visits, hospital inpatient and outpatient care, hospice and early periodic screening, diagnosis and treatment. Also, Federal matching funds are available if the State chooses to provide any of numerous optional benefits. The Federal government pays for half of the cost of providing most Medi-Cal services in California, including optional benefits. Approximately 3.6 million Medi-Cal beneficiaries (more than half of the people receiving Medi-Cal benefits and services) are currently enrolled in managed care plans. Average monthly caseload in Medi-Cal was estimated at 6.88 million in Fiscal Year 2008-09. Caseload is expected to increase in Fiscal Year 2009-10 by approximately 301,200 to 7.19 million eligible people.

Medi-Cal expenditures are estimated to be $39.2 billion ($12.9 billion General Fund) in Fiscal Year 2008-09 and $39.3 billion ($10.9 billion General Fund) in Fiscal Year 2009-10. The net increase of $100 million of Medi-Cal expenditures in Fiscal Year 2009-10 is due primarily to budgeting for an increase in caseload, and managed care capitation rate adjustments offset by budget reductions of $1.4 billion. The Amended 2009 Budget Act includes additional funding of $386.4 million ($193.2 million General Fund) to provide rate adjustments for Medi-Cal managed care plans, which is consistent with current State policy.

State Indebtedness and Financing

The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes ("RANs") and revenue anticipation warrants ("RAWs"). State agencies and authorities also can issue revenue obligations for which the General Fund has no liability.

General Obligation Bonds. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on such bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of monies in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

As of August 1, 2009, the State had outstanding over $68.7 billion aggregate principal amount of long-term general obligation bonds, of which over $58.8 billion was payable primarily from the General Fund and over $9.8 billion was payable from other revenue sources. As of August 1, 2009, there were unused voter authorizations for the future issuance of approximately $54.7 billion of long-term general obligation bonds. Of this unissued amount, over $1.34 billion is for bonds payable from other revenue sources.

The State is permitted to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. As of August 1, 2009, the State had outstanding over $7.25 billion in variable rate general obligation bonds (which includes the ERBs described below), representing about 10.5% of the State's total outstanding general obligation bonds as of that date. The State has over $2.9 billion of insured variable rate economic recovery bonds ("ERBs").

Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issuances, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Commercial paper notes are deemed outstanding upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the current bank credit agreement, the general obligation commercial paper program may have up to $2.5 billion in aggregate principal amount at any time. As of August 26, 2009, $1.51 billion aggregate principal amount of general obligation commercial paper notes were outstanding.

Lease-Purchase Debt. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are then marketed to investors. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. The State had over $8.05 billion General Fund-supported lease-purchase obligations outstanding as of August 1, 2009. The State Public Works Board, which is authorized to sell lease revenue bonds, had over $11.6 billion authorized and unissued as of August 1, 2009.

Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities. State agencies and authorities had approximately $53 billion aggregate principal amount of revenue bonds and notes, which are non-recourse to the General Fund outstanding as of June 30, 2009.

Future Issuance Plans. Between November 2006 and August 2009, voters and the Legislature authorized more than $60 billion of new general obligation bonds and lease revenue bonds, which are paid solely from the General Fund, thereby increasing the amount of such General Fund-supported debt authorized and unissued to about $66.3 billion as of August 1, 2009. The State has increased the volume of issuance of both categories of bonds substantially, starting in Fiscal Year 2007-08, in order to address the program needs for these new authorizations, along with those which existed before 2006. The amounts and timing of future issuance of general obligation and lease revenue bonds will depend on a variety of factors, including the actual timing of expenditure needs for the various programs for which such bonds are to be issued, the amount and timing of interim financing provided to the programs, the interest rate and other market conditions at the time of issuance, and the timing and amounts of additional general obligation bonds or lease revenue bonds that may be approved. The Amended 2009 Budget Act assumes that $14 billion of general obligation bonds will be issued in Fiscal Year 2009-10.

Disruptions in financial markets and uncertainties about the State's budget condition have caused significant disruptions over the past year in the State's bond issuance program. Because of these factors, the State did not issue any new general obligation bonds between July 2008 and March 2009. In March 2009, it issued $6.54 billion of new tax-exempt bonds, the largest new money general obligation bond issue in the State's history (excluding ERBs). A few weeks later, the State took advantage of a new Federal program called "Build America Bonds" ("BABs") to issue $6.86 billion of Federally taxable general obligations bonds, of which $5.3 billion were BABs. BABs are bonds whose interest is subject to Federal income tax, but the U.S. Treasury will repay to the State an amount equal to 35% of the interest cost on the BABs. This will result in a net interest expense lower than what the State would have had to pay for tax-exempt bonds at that time and in that amount. BABs may be issued by the State through December 31, 2010 (unless Congress extends the program). The State will consider issuing additional BABs as market conditions warrant.
Based on the current projections of program expenditure needs, without taking any future authorizations into account, the aggregate amount of outstanding general obligation and lease revenue bonds is estimated to peak at about $100 billion by the middle of the next decade, compared to the current total outstanding amount of about $63.7 billion. The annual debt service costs on this amount of debt was estimated to be around $8.7 billion, compared to about $5.9 billion budgeted in Fiscal Year 2009-10.

Economic Recovery Bonds. The California Economic Recovery Bond Act ("Proposition 57") was approved by voters at the Statewide primary election in March 2004. Proposition 57 authorizes the issuance of up to $15 billion of ERBs to finance the negative General Fund reserve balance as of June 30, 2004 and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the ERBs is secured by a pledge of revenues from a 1/4¢ increase in the State's sales and use tax that started July 1, 2004, but also is secured by the State's full faith and credit because the ERBs were approved by voters as general obligation bonds.

The State issued $10.896 billion of ERBs, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion during Fiscal Year 2003-04. In order to relieve current cash flow and budgetary shortfalls, the State issued $3.179 billion of ERBs on February 14, 2008, generating net proceeds of $3.313 billion, which were transferred to the General Fund. That issuance represents the last ERBs that can be issued under Proposition 57, except for any future issuance of refunding bonds.

All proceeds from the 1/4¢ sales tax in excess of the amounts needed, on a semi-annual basis; to pay debt service and other required costs of the ERBs are required to be applied to the early retirement of the ERBs. In addition, the following sources of funds are required to be used for early retirement of the ERBs: (i) 50% of each annual deposit, up to $5 billion in the aggregate, of future deposits in the Budget Stabilization Account ("BSA"), and (ii) all proceeds from the sale of surplus State property. As of June 30, 2009, funds from these sources have been used for early retirement of approximately $3.5 billion of ERBs during Fiscal Years 2005-06 through 2008-09, including $1.495 billion which was transferred from the BSA in Fiscal Years 2006-07 ($472 million) and 2007-08 ($1.023 billion). The Governor suspended both the Fiscal Year 2008-09 and Fiscal Year 2009-10 BSA transfers due to the condition of the General Fund.

Because of the sharp reduction in taxable sales as a result of the current economic recession, the 1/4¢ special sales tax revenues ("SSTRs") collected from the 1/4¢ tax dedicated to repayment of the ERBs have decreased to a level which has provided very little coverage above the required debt service amounts. This has caused the State to temporarily access a reserve fund to pay the debt service on the ERBs in December 2008 and July 2009 in the aggregate amount of approximately $88 million. In both instances, the reserve fund was fully replenished by the end of the actual debt service period.
As reported by the State on June 25, 2009, the estimate of SSTRs for the semi-annual debt service period ending January 1, 2010, will not be sufficient to fully pay the estimated debt service payments for the same period. The DOF estimates that SSTRs will be approximately $566 million, compared to estimated debt service requirements and other expenses of $596.8 million. Actual sales tax receipts from May 2009 through August 2009 have averaged approximately 6% below prior projections. To the extent that actual SSTRs continue to fall short of the State's prior estimates, the shortfall will increase. The State is currently pursuing a restructuring of the ERBs to take account of the reduced levels of SSTRs.

Tobacco Settlement Revenue Bonds. In 1998, the State signed the Master Settlement Agreement (the "MSA") with the four major cigarette manufacturers for payment of approximately $25 billion (subject to adjustment) over 25 years. Under the MSA, half of the money will be paid to the State and half to local governments. Payments continue in perpetuity, but the specific amount to be received by the State and local governments is subject to adjustment.

State statutory law allows the issuance of revenue bonds secured by MSA revenues beginning in Fiscal Year 2003-04. An initial sale of 56.57% of the State's tobacco settlement revenues producing $2.5 billion in proceeds was completed in January 2003 ("Series 2003A Bonds"). A second sale of the remaining 43.43% of the State's tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003 ("Series 2003B Bonds"). In August 2005, the Series 2003B Bonds were refinanced, retaining all of the covenants of the original issue, including the covenant regarding the request for a General Fund appropriation in the event tobacco revenues fall short. In return for providing this covenant, the State was paid a credit enhancement fee of $525 million as part of the refinancing. In March 2007, the State completed a refunding of the 2003A Bonds. This refunding generated additional proceeds of approximately $1.258 billion, which will then be used to offset the General Fund cost for the initial years of the litigation settlement related to the suspension of the Proposition 98 guarantee.

In 2005, MSA participants asserted that they had lost market shares in 2003 to manufacturers who did not participate in the MSA, which assertion was confirmed. As such, the MSA participating manufacturers ("PMs") are permitted to withhold up to three times the amount of lost market shares until such time as it is proven that the participating States are properly enforcing their statutory authority over the non-participants. The PMs made this assertion in 2005, 2006 and 2007 for the calendar years 2003, 2004 and 2005 respectively. Each assertion was confirmed and the PMs were authorized to withhold the specified amount from that year's scheduled payment. As a result, the tobacco settlement revenues due to the State in April of 2007, 2008 and 2009 were reduced by $44 million, $33.9 million and $32.8 million, respectively. The State's Attorney General, along with the Attorney Generals from other states, is working to compel the PMs to pay the full scheduled amounts under the MSA.

Cash Flow Borrowings and Management. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued RANs in 22 of the last 23 fiscal years to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued RAWs, which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any unapplied revenues in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay certain priority payments in the general areas of education, general obligation debt service, State employee wages and benefits and other specified General Fund reimbursements.

The issuance of $5 billion of RANs on October 16, 2008 was intended to be the first part of the external borrowing portion of the State's cash management plan for Fiscal Year 2008-09, which anticipated a total issuance of $7 billion of RANs in order to maintain adequate reserves to manage the State's cash flow requirements. The February 2009 budget package included several bills to improve the State's cash management resources, including authorization of additional internal borrowings from special funds and the deferral of certain payments to schools and local governments. In addition, the State received early payment from the Federal economic stimulus bill and issued $500 million of new RANs. All these actions allowed the State to repay all deferred payments in March 2009 and pay all its other obligations through June 30, 2009, including repayment of $5.5 billion of RANs.

On July 2, 2009, in the absence of a revised budget package and facing a potential cash shortage, the Controller began issuing IOUs to pay certain lower-priority State obligations. The IOUs bore interest at a rate of 3.75% per annum and were initially due to mature on October 2, 2009. Enactment of the Amended 2009 Budget Act allowed the State to call for redemption the IOUs early, on September 4, 2009. Up to that date, the State had issued a total of approximately $2.6 billion of IOUs. During the period from July 2 to September 4, 2009 the State continued to pay its highest priority obligations, including payments to schools, with normal warrants and debt service on State bonds. Since the 1930s, the State had only issued IOUs once before, in 1992, during another economic recession and in the midst of a delayed budget enactment. With the enactment of the Amended 2009 Budget Act, the State has completed its cash flow projections for Fiscal Year 2009-10. The State issued interim RANs of $1.5 billion, privately placed with a financial institution, on August 27, 2009, with a maturity date of October 5, 2009.

Ratings. The current ratings of the State's general obligation bonds are "Baa1" from Moody's, "A" from S&P and "BBB" by Fitch.

The Amended 2009 Budget Act contains the following major General Fund components:

1. Addressing the Deficit. The $60 billion in budget solutions adopted for Fiscal Years 2008-09 and 2009-10 ($36 billion in solutions were adopted in February 2009 and $24 billion in July 2009) are wide-ranging and touch all three of the State's major revenue sources (personal income taxes, corporation taxes and sales and use taxes). Spending cuts are implemented in virtually every state program that receives General Fund support. The budget solutions include spending reductions of $31 billion. The spending reductions consist primarily of reductions in education spending under Proposition 98 ($14.9 billion), higher education ($3.3 billion), employee compensation ($2 billion) and reductions in other spending due to the use of redevelopment agency revenues and fund balances to pay costs that would otherwise be payable from the General Fund ($1.7 billion). The budget solutions also include an estimated receipt of $8 billion of Federal stimulus funds which will be used to offset General Fund expenditures. Additional solutions include $12.5 billion of tax increases and $8.4 billion of other solutions. Significant elements of the other budget solutions include:

2. Federal Stimulus. The Amended 2009 Budget Act assumed the receipt of at least $8 billion from the ARRA to offset General Fund expenditures in Fiscal Years 2008-09 and 2009-10. As of the end of August 2009, approximately $5 billion has been received by the State.

3. Cash Flow Management. The deterioration of revenues resulted in a cash shortage in Fiscal Years 2008-09 and 2009-10. In order to manage cash flow and provide for timely payments of the State's obligations, the Amended 2009 Budget Act includes a number of cash solutions to better balance timing of receipts and disbursements.

4. Proposition 98. The Proposition 98 Guarantee for Fiscal Year 2009-10 is projected to be $50.4 billion, of which $35 billion is the General Fund portion.

5. K-12 and Higher Education. The Amended 2009 Budget Act includes $66.7 billion for K-12 education programs for Fiscal Year 2009-10 of which $35 billion is funded from the General Fund. This reflects a decrease of $1.8 billion below the revised 2008 Budget Act. The Amended 2009 Budget Act reflects a total funding of $20.9 billion, including $12.5 billion General Fund and Proposition 98 sources for all major segments of Higher Education. This reflects an increase of $1.416 billion above the revised Fiscal Year 2008-09 estimate.

6. Health and Human Services. The Amended 2009 Budget Act includes $24.8 billion in non-Proposition 98 General Fund expenditures for Health and Human Service Programs for Fiscal Year 2009-10, which is a decrease of $3.9 billion from the revised 2008 Budget Act. Due to the State's severe fiscal shortfall, the Initial 2009 Budget Act included $2.4 billion in proposed General Fund expenditure reductions in Health and Human Services programs in Fiscal Year 2009-10, and the Amended 2009 Budget Act include an additional $3.4 billion in General Fund expenditure reductions in these programs.

7. Transportation Funding. The Amended 2009 Budget Act includes $1.441 billion of General Fund expenditures to fully fund local transportation programs in Fiscal Year 2009-10. Proposition 1B also was passed in November 2006, providing $19.9 billion in bonding authority for a total of 16 programs intended to address a broad range of transportation priorities including rehabilitation and expansion of highways, transit and transit security, port security, and air quality. The Amended 2009 Budget Act appropriates $4.2 billion of funds from the Proposition IB bond authorization. Additionally, the Amended 2009 Budget Act directs $953 million of funds from sales tax on fuels to offset costs of programs otherwise likely to be funded from the General Fund such as debt service on transit bonds and other transportation programs. Of this amount approximately $816 million is for uses substantially similar to those that are the subject of litigation related to the 2008 Budget Act.

Because many of the actions taken to balance the Amended 2009 Budget Act were either one-time actions, involve loans which have to be repaid or are based on temporary revenue increases or the limited receipt of Federal stimulus funds, budget gaps of several billions of dollars a year are expected to recur in Fiscal Year 2010-11 and subsequent years. The DOF has projected that the State would, in the absence of taking additional steps to balance its budget, face operating deficits of $7.4 billion, $15.5 billion and $15.1 billion in Fiscal Years 2010-11, 2011-12 and 2012-13, respectively.

Litigation

The State is a party to numerous pending or threatened lawsuits in which the State has the potential for either a significant loss of revenue or a significant unanticipated expenditure. At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. The State does not formally estimate its reserve representing potential exposure for these claims and cases. At any given time there are also various numbers of claims seeking monetary damages or other relief, which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims and cases.

Fiscal Year 2009 Estimated Structural Deficit. For fiscal year 2009, estimated revenues of the General Fund (the primary operating fund of Puerto Rico) are $7.6 billion (down from the original budgeted revenues of $8.5 billion). Although budgeted expenditures for the fiscal year were $9.5 billion, the government has identified additional expenses for fiscal year 2009 that were not included in the budget. Unbudgeted expenses for fiscal year 2009 are estimated at $1.4 billion. Thus, the resulting estimated structural deficit for fiscal year 2009 is currently $3.2 billion. General Fund Revenues Preliminary General Fund revenues for the first nine months of fiscal year 2009 (from July 2008 through March 2009) were $5.44 billion, a decline of 4.9% from the $5.72 billion for the same period in the prior fiscal year. The continued decline in General Fund tax revenues reflects primarily the impact of the ongoing economic recession.

Fiscal Stabilization Plan. The new government administration, which commenced on January 2, 2009 and controls the Executive and Legislative branches of government, has developed and commenced implementing a multi-year plan designed to achieve fiscal balance and restore economic growth. The administration believes that fiscal stabilization is central to safeguarding Puerto Rico's investment-grade credit rating and restoring Puerto Rico's economic growth and development.

The fiscal stabilization plan seeks to achieve budgetary balance on or before fiscal year 2013, while addressing expected fiscal deficits in the intervening years through the implementation of a number of initiatives, including the following: (i) a $2 billion operating expense-reduction plan during fiscal year 2010, through government reorganization and reduction of operating expenses, including payroll which is the main component of government expenditures; (ii) a combination of temporary and permanent tax increases, coupled with additional tax enforcement measures; and (iii) a bond issuance program through Puerto Rico Sales Tax Financing Corporation ("COFINA" by its Spanish-language acronym). The Fiscal Plan has three main objectives: (i) stabilize the short-term fiscal situation, (ii) safeguard and strengthen Puerto Rico's credit rating, and (iii) achieve budgetary balance by fiscal year 2013. The Fiscal Plan, which is generally contained in Act No. 7 of March 9, 2009 ("Act 7"), includes operating expense-reduction measures, tax revenue enforcement measures, tax increases, and financial measures, as discussed below.

Economic Reconstruction Plan. The new administration has also developed and commenced implementing a short-term economic reconstruction plan. The cornerstone of this plan is the implementation of U.S. federal and local economic stimulus programs. Puerto Rico will benefit from the American Recovery and Reinvestment Act of 2009 ("ARRA") enacted by the U.S. government to stimulate the U.S. economy in the wake of the global economic downturn. Puerto Rico expects to receive approximately $5.0 billion from ARRA during the next two fiscal years, which includes tax relief, expansion of unemployment benefits and other social welfare provisions, and domestic spending in education, health care, and infrastructure, among other measures. The administration will seek to complement the U.S. federal stimulus with additional short- and medium-term supplemental stimulus measures seeking to address specific local challenges and providing investment in strategic areas. These measures include a local $500 million economic stimulus plan to supplement the federal plan. In addition, to further stimulate economic development and cope with the fiscal crisis, the administration is in the process of establishing a legal framework to authorize and promote the use of public-private partnerships to finance and develop infrastructure projects and operate and manage certain public assets.

The new administration is also developing a comprehensive long-term economic development plan aimed at improving Puerto Rico's overall competitiveness and business environment and increasing private-sector participation in the Puerto Rico economy. As part of this plan, the administration will emphasize (i) the simplification and shortening of the permitting and licensing process; (ii) the strengthening of the labor market by encouraging greater labor-force participation and bringing out-of-date labor laws and regulations in line with U.S. and international standards and (iii) the adoption of a new energy policy that seeks to lower energy costs and reduce energy-price volatility by reducing Puerto Rico's dependence on fossil fuels, particularly oil, through the promotion of diverse, renewable-energy technologies.

Forecast for Fiscal Years 2009 and 2010. The Planning Board's gross national product forecast for fiscal year 2009, which was released in February 2009, projected a decline of 3.4% in constant dollars, or an increase of 1.5% in current dollars. Personal income is expected to decline by 1.5% in real terms, or to increase by 2.3% in nominal terms. While a prolongation of the economic contraction through fiscal year 2010 had been expected, the Planning Board announced on April 29, 2009 that the expected positive impact of the U.S. federal and local economic stimulus measures should outweigh the expected negative impact of the Fiscal Stabilization Plan, leading it to adjust its projections for fiscal year 2010.

The Planning Board is now projecting a slight increase in gross national product of 0.1% in constant dollars or 3.4% in current dollars. The major factors affecting the economy at this point are, among others, the current contraction of U.S. economic activity; the difficulties of the U.S. and local financial systems, which affect the local economy directly; the increase in federal transfers associated to the economic stimulus enacted by the U.S. government; and the local difficulties associated with Puerto Rico's prolonged fiscal crisis, including the cost reduction initiatives to be implemented as part of the fiscal stabilization plan discussed below.

Fiscal Year 2008. The Planning Board's preliminary reports on the performance of the Puerto Rico economy for fiscal year 2008 indicate that real gross national product decreased 2.5% (3.8% in current dollars) over fiscal year 2007. Nominal gross national product was $60.8 billion in fiscal year 2008 ($43.0 billion in 2000 prices), compared to $58.6 billion in fiscal year 2007 ($44.2 billion in 2000 prices). Aggregate personal income increased from $52.3 billion in fiscal year 2007 ($43.4 billion in 2000 prices) to $56.2 billion in fiscal year 2008 ($44.8 billion in 2000 prices), and personal income per capita increased from $13,269 in fiscal year 2007 ($11,012 in 2000 prices) to $14,237 in fiscal year 2008 ($11,341 in 2000 prices). The significant increase in personal income in fiscal year 2008 is due in part to the tax rebate program implemented by the Bush Administration during that fiscal year.

Among the variables contributing to the decrease in gross national product were the continuous contraction of the manufacturing and construction sectors, as well as the current contraction of U.S. economic activity. Furthermore, the decline in Puerto Rico's gross national product was not offset by the federal tax rebates due to the high levels of oil prices during fiscal year 2008. The persistent high level of the price of oil and its derivatives (such as gasoline) during that period served to reduce the income available for other purchases and, thereby, negatively affected domestic demand. Due to Puerto Rico's dependence on oil for power generation and gasoline (in spite of its recent improvements in power-production diversification), the high level of oil prices accounted for an increased outflow of local income in fiscal year 2008. The current difficulties associated with the financial crisis resulted in lower short-term interest rates, but this did not translate into an improvement in the construction sector.

Expense Reduction Measures. A significant portion of Puerto Rico's current budget deficit is attributable to the accumulated effect of high operating expenses in the government. The Fiscal Plan seeks to reduce the recurring expense base of the government to make it consistent with the level of government revenues. The Fiscal Plan establishes a government-wide operating expense-reduction program aimed at reducing payroll and other operating expenses by $2 billion.

Appendix C

MUNICIPAL BOND RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below for municipal securities. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")
Municipal Ratings are opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

MUNICIPAL LONG-TERM RATING DEFINITIONS

Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MIG/VMIG RATINGS: U.S. SHORT-TERM RATINGS
In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.
In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG: Denotes speculative-grade credit quality. Debt instruments in this category may lack margins of protection.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:

  Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
  Nature of and provisions of the obligation; and
  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated &#65533;AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. &#65533;BB' indicates the least degree of speculation and &#65533;C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The &#65533;D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

c: The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', and 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Notes. A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

  Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.
Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, and C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.
Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders
of Oppenheimer Limited Term California Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Limited Term California Municipal Fund, including the statement of investments, as of July 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended July 31, 2005 were audited by another independent registered public accounting firm, whose report dated August 30, 2005 expressed an unqualified opinion thereon.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Limited Term California Municipal Fund as of July 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG llp
Denver, Colorado
September 17, 2009

STATEMENT OF INVESTMENTS July 31, 2009

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Municipal Bonds and Notes—105.2%
California—97.5%
$100,000	Adelanto, CA Elementary School District Community Facilities District No. 1[1]	4.700%	09/01/2012	09/01/2012		$91,144
695,000	Adelanto, CA Improvement Agency, Series B1	5.500	12/01/2023	05/24/2018	A	635,598
210,000	Adelanto, CA Public Financing Authority, Series B1	6.300	09/01/2028	07/12/2023	A	182,620
25,000	Alameda, CA Public Financing Authority (West End Community)[1]	6.800	04/01/2016	10/01/2009	B	25,313
25,000	Alvord, CA Unified School District Community Facilities District[1]	6.200	09/01/2025	04/02/2024	A	21,645
550,000	Antioch, CA Public Financing Authority[1]	5.625	01/01/2022	01/01/2011	B	561,787
40,000	Apple Valley, CA Improvement Bond Act 1915[1]	6.900	09/02/2015	12/07/2012	C	40,760
15,000	Aromas, CA Water District[1]	5.600	09/01/2018	04/02/2017	A	13,284
15,000	Atwater, CA Redevel. Agency (Downtown Redevel.)[1]	5.500	06/01/2019	06/01/2019		13,008
25,000	Azusa, CA COP[1]	5.750	08/01/2020	08/01/2009	B	25,394
35,000	Bakersfield, CA Improvement Bond Act 1915[1]	5.600	09/02/2020	03/02/2016	B	30,632
45,000	Bakersfield, CA Improvement Bond Act 1915[1]	6.100	09/02/2024	10/15/2022	A	39,015
15,000	Bakersfield, CA Improvement Bond Act 1915[1]	7.100	09/02/2015	09/02/2009	B	14,910
5,000	Banning, CA Improvement Bond Act 1915[1]	8.400	09/02/2010	09/02/2009	B	5,162
25,000	Beaumont, CA Financing Authority, Series A1	5.700	09/01/2035	10/10/2033	A	17,985
130,000	Beaumont, CA Financing Authority, Series A1	7.000	09/01/2023	07/01/2018	A	120,723
55,000	Beaumont, CA Financing Authority, Series B1	6.000	09/01/2034	04/01/2030	A	45,279
30,000	Belmont, CA Redevel. Agency (Los Costano Community Devel.)[1]	5.500	08/01/2016	08/01/2009	B	30,014
50,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)[1]	5.750	05/01/2034	06/29/2032	A	37,798
145,000	Bonita Canyon, CA Public Facilities Financing Authority[1]	5.375	09/01/2028	11/21/2022	A	108,691
80,000	Brentwood, CA Improvement Bond Act 1915[1]	6.800	09/02/2017	07/06/2014	A	79,773
30,000	Brisbane, CA Improvement Bond Act 1915 (Northeast Ridge)[1]	5.875	09/02/2020	03/30/2019	A	26,860
205,000	Brisbane, CA Public Financing Authority[1]	6.000	05/01/2026	07/25/2023	A	168,721
35,000	Buena Park, CA Special Tax (Park Mall)[1]	6.125	09/01/2033	10/15/2031	A	27,434

STATEMENT OF INVESTMENTS Continued

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

California Continued
$250,000	Burbank, CA Community Facilities District Special Tax[1]	5.200%		12/01/2023	06/24/2022	A	$197,298
25,000	Burbank, CA Public Service Dept.[1]	5.125		06/01/2016	12/01/2009	B	25,195
280,000	CA ABAG Finance Authority for NonProfit Corporations (Lincoln Glen Manor)[1]	6.100		02/15/2025	02/15/2010	B	280,263
2,100,000	CA ABAG Finance Authority for NonProfit Corporations (San Diego Hospital Assoc.)[1]	6.125		08/15/2020	02/15/2012	B	2,107,014
5,000	CA ABAG Finance Authority for NonProfit Corporations COP[1]	5.600		11/01/2023	08/01/2010	A	4,892
10,000	CA ABAG Finance Authority for NonProfit Corporations COP[1]	5.750		08/15/2014	08/15/2009	B	10,014
20,000	CA ABAG Finance Authority for NonProfit Corporations COP[1]	5.800		03/01/2023	09/01/2009	B	20,008
10,000	CA ABAG Finance Authority for NonProfit Corporations COP[1]	6.000		08/15/2020	08/15/2009	B	10,009
150,000	CA ABAG Finance Authority for NonProfit Corporations COP (American Baptist Homes of the West)[1]	5.850		10/01/2027	09/17/2023	A	125,709
55,000	CA ABAG Finance Authority for NonProfit Corporations COP (American Baptist Homes of the West)[1]	6.100		10/01/2017	02/22/2014	A	53,330
25,000	CA ABAG Finance Authority for NonProfit Corporations COP (Episcopal Homes Foundation)[1]	5.125		07/01/2013	07/01/2010	B	25,113
85,000	CA ABAG Finance Authority for NonProfit Corporations COP (Home for Jewish Parents)[1]	5.625		05/15/2022	11/01/2009	B	85,139
25,000	CA ABAG Finance Authority for NonProfit Corporations COP (Home for Jewish Parents)[1]	5.625		05/15/2022	02/16/2017	A	24,695
725,000	CA ABAG Finance Authority for NonProfit Corporations COP (Lytton Gardens)[1]	6.000		02/15/2019	08/15/2009	B	727,175
65,000	CA ABAG Tax Allocation, Series A1	6.000		12/15/2014	12/15/2009	B	66,106
100,000	CA Affordable Hsg. Agency (Merced County Hsg. Authority)[1]	6.500		01/01/2033	01/01/2029	A	64,844
8,850,000	CA County Tobacco Securitization Agency	5.830	[2]	06/01/2033	03/18/2015	A	833,936
1,810,000	CA County Tobacco Securitization Agency (TASC)[1]	0.000	[3]	06/01/2021	03/15/2014	C	1,288,720
1,240,000	CA County Tobacco Securitization Agency (TASC)[1]	0.000	[3]	06/01/2028	09/12/2018	A	773,983
285,000	CA County Tobacco Securitization Agency (TASC)[1]	5.500		06/01/2033	06/01/2011	A	215,987
1,825,000	CA County Tobacco Securitization Agency (TASC)[1]	5.750		06/01/2029	11/23/2011	A	1,459,617
25,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2027	06/01/2014	A	20,738

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

California Continued
$290,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875%		06/01/2035	03/28/2017	A	$199,303
280,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2043	08/27/2019	A	187,370
750,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000		06/01/2029	06/01/2012	A	607,680
665,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000		06/01/2035	05/01/2018	A	465,294
435,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000		06/01/2042	01/01/2020	A	298,223
10,700,000	CA County Tobacco Securitization Agency (TASC)	6.068	[2]	06/01/2046	09/09/2028	A	252,948
51,520,000	CA County Tobacco Securitization Agency (TASC)	6.192	[2]	06/01/2050	01/02/2026	A	810,925
50,000	CA County Tobacco Securitization Agency (TASC)[1]	6.250		06/01/2037	06/11/2017	A	35,975
85,000	CA Dept. of Veterans Affairs Home Purchase[1]	5.200		12/01/2027	09/09/2024	A	83,671
60,000	CA Dept. of Veterans Affairs Home Purchase[1]	5.200		12/01/2028	12/01/2009	B	60,003
3,395,000	CA Dept. of Veterans Affairs Home Purchase	5.450		12/01/2019	12/01/2009	B	3,468,638
25,000	CA Dept. of Water Resources (Center Valley)[1]	5.000		12/01/2029	12/01/2009	B	25,010
515,000	CA Dept. of Water Resources (Center Valley)[1]	5.250		07/01/2022	01/01/2010	B	515,464
20,000	CA Dept. of Water Resources (Center Valley)[1]	5.400		07/01/2012	01/01/2010	B	20,068
25,000	CA East Side Union High School District[1]	5.250		09/01/2025	09/01/2009	B	25,074
45,000	CA Educational Facilities Authority[1]	5.125		04/01/2017	04/01/2017		41,027
25,000	CA Educational Facilities Authority (California College of Arts and Crafts)[1]	5.875		06/01/2030	07/11/2028	A	19,329
5,000	CA Educational Facilities Authority (College and University Financing)[1]	6.250		06/01/2018	12/01/2009	B	5,004
60,000	CA Educational Facilities Authority (Dominican University of California/Harvey Mudd College Obligated Group)[1]	5.500		03/01/2011	09/01/2009	B	60,145
15,000	CA Educational Facilities Authority (Los Angeles College of Chiropractic)[1]	5.600		11/01/2017	10/12/2013	A	11,057
50,000	CA Educational Facilities Authority (Stanford University)[1]	5.125		01/01/2031	01/01/2010	B	50,005
35,000	CA Educational Facilities Authority (University of Southern California)[1]	5.000		10/01/2028	10/01/2010	B	35,390
335,000	CA Financing Authority (Wastewater Improvement)[1]	6.100		11/01/2033	12/17/2031	A	261,521

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

California Continued
$60,000	CA GO1	4.800%	08/01/2014	08/01/2009	B	$60,091
25,000	CA GO1	5.000	06/01/2017	12/01/2009	B	25,025
5,000	CA GO1	5.000	06/01/2019	06/01/2011	B	5,070
25,000	CA GO1	5.000	06/01/2019	12/02/2009	B	25,015
5,000	CA GO1	5.000	02/01/2021	02/01/2010	B	5,002
100,000	CA GO1	5.000	11/01/2022	11/01/2009	B	100,065
75,000	CA GO1	5.000	10/01/2023	10/01/2023		75,009
10,000	CA GO1	5.000	10/01/2023	10/01/2023		10,001
45,000	CA GO1	5.000	02/01/2025	06/13/2024	A	44,999
10,000	CA GO1	5.000	02/01/2025	06/13/2024	A	9,978
60,000	CA GO1	5.100	03/01/2010	09/01/2009	B	60,197
25,000	CA GO1	5.125	10/01/2027	10/01/2027		24,998
25,000	CA GO1	5.150	12/01/2013	12/01/2009	B	25,015
15,000	CA GO1	5.200	06/01/2010	12/01/2009	B	15,195
105,000	CA GO1	5.250	06/01/2011	12/01/2009	B	106,251
25,000	CA GO1	5.250	10/01/2013	10/01/2009	B	25,112
20,000	CA GO1	5.250	06/01/2016	12/01/2009	B	20,117
25,000	CA GO1	5.250	04/01/2018	10/01/2009	B	25,025
10,000	CA GO1	5.250	04/01/2019	10/01/2009	B	10,008
10,000	CA GO1	5.250	04/01/2021	10/02/2009	B	10,005
160,000	CA GO1	5.250	06/01/2021	12/01/2009	B	160,363
10,000	CA GO1	5.250	02/01/2029	08/06/2028	A	9,904
10,000	CA GO1	5.250	02/01/2030	02/01/2030		9,840
15,000	CA GO1	5.300	09/01/2011	09/01/2009	B	15,045
15,000	CA GO1	5.350	12/01/2013	04/27/2011	B	15,254
15,000	CA GO1	5.375	06/01/2026	12/01/2009	B	15,017
15,000	CA GO1	5.500	03/01/2010	09/01/2009	B	15,054
100,000	CA GO1	5.500	06/01/2010	12/01/2009	B	100,352
15,000	CA GO1	5.500	06/01/2013	12/01/2009	B	15,038
50,000	CA GO1	5.500	06/01/2014	12/02/2009	B	50,107
55,000	CA GO1	5.500	04/01/2015	10/01/2009	B	55,211
30,000	CA GO1	5.500	04/01/2019	10/01/2009	B	30,066
15,000	CA GO1	5.500	03/01/2020	09/01/2009	B	15,011
25,000	CA GO1	5.500	03/01/2020	09/01/2009	B	25,018
20,000	CA GO1	5.500	10/01/2022	10/01/2009	B	20,025
5,000	CA GO1	5.600	09/01/2021	09/01/2009	B	5,004
70,000	CA GO1	5.625	10/01/2021	10/01/2009	B	70,118
130,000	CA GO1	5.625	10/01/2023	10/01/2009	B	130,173
10,000	CA GO1	5.625	09/01/2024	09/01/2009	B	10,006
15,000	CA GO1	5.625	10/01/2026	10/01/2009	B	15,013
75,000	CA GO1	5.750	03/01/2010	09/01/2009	B	75,287
5,000	CA GO1	5.750	03/01/2012	09/01/2009	B	5,015

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

California Continued
$35,000	CA GO1	5.750%	03/01/2015	09/01/2009	B	$35,074
35,000	CA GO1	5.750	11/01/2017	11/01/2009	B	35,166
4,780,000	CA GO1	5.750	11/01/2017	11/01/2009	B	4,802,705
25,000	CA GO1	5.800	06/01/2013	12/01/2009	B	25,069
230,000	CA GO1	5.900	04/01/2023	10/01/2009	B	230,403
1,410,000	CA GO1	5.900	04/01/2023	10/01/2009	B	1,412,468
75,000	CA GO1	5.900	03/01/2025	09/01/2009	B	75,053
20,000	CA GO1	6.000	08/01/2010	08/01/2009	B	20,465
10,000	CA GO1	6.000	05/01/2011	11/01/2009	B	10,107
25,000	CA GO1	6.000	05/01/2012	11/01/2009	B	25,240
15,000	CA GO1	6.000	10/01/2014	10/01/2009	B	15,074
20,000	CA GO1	6.000	08/01/2015	08/01/2009	B	20,270
20,000	CA GO1	6.000	05/01/2018	11/01/2009	B	20,095
5,000	CA GO1	6.000	08/01/2019	08/01/2009	B	5,043
40,000	CA GO1	6.000	10/01/2021	10/01/2009	B	40,088
85,000	CA GO1	6.000	08/01/2024	08/01/2009	B	85,468
605,000	CA GO1	6.250	10/01/2019	10/01/2009	B	606,906
45,000	CA GO1	6.250	10/01/2019	10/01/2009	B	45,142
295,000	CA GO (Safe Drinking Water)[1]	8.250	09/01/2010	09/01/2009	B	296,658
25,000	CA Golden State Tobacco Securitization Corp.[1]	5.000	06/01/2020	06/01/2020		22,730
19,465,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	4.500	06/01/2027	03/14/2014	A	16,349,432
500,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.000	06/01/2018	06/01/2018		470,635
5,000	CA Health Facilities Financing Authority (Catholic Healthcare West)[1]	5.000	07/01/2011	01/01/2010	B	5,008
145,000	CA Health Facilities Financing Authority (Catholic Healthcare West)[1]	5.000	07/01/2021	10/24/2019	A	142,695
160,000	CA Health Facilities Financing Authority (Catholic Healthcare West)[1]	5.250	07/01/2023	01/06/2020	A	157,051
30,000	CA Health Facilities Financing Authority (Catholic Healthcare West)[1]	5.250	07/01/2023	01/06/2020	A	29,447
155,000	CA Health Facilities Financing Authority (Catholic Healthcare West)[1]	6.000	07/01/2013	01/01/2010	B	155,302
60,000	CA Health Facilities Financing Authority (Community Program)[1]	7.200	01/01/2012	08/01/2009	B	60,267
45,000	CA Health Facilities Financing Authority (Downey Community Hospital)	5.750	05/15/2015	08/04/2012	A	35,353
50,000	CA Health Facilities Financing Authority (Fellowship Homes)[1]	6.000	09/01/2019	09/01/2009	B	50,040
10,000	CA Health Facilities Financing Authority (FF/OCTC/SCADP Obligated Group)[1]	6.500	12/01/2022	12/01/2009	B	10,005

STATEMENT OF INVESTMENTS Continued

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

California Continued
$2,000,000	CA Health Facilities Financing Authority (Kaiser Permanente)[1]	5.400%		05/01/2028	11/01/2009	B	$2,016,380
60,000	CA Health Facilities Financing Authority (Marshall Hospital)[1]	5.125		11/01/2012	12/01/2009	B	60,077
20,000	CA Health Facilities Financing Authority (Mercy Senior Hsg.)[1]	5.800		12/01/2018	12/01/2009	B	20,008
30,000	CA Health Facilities Financing Authority (Providence Health System-Southern California)[1]	5.500		10/01/2013	10/01/2009	B	30,051
40,000	CA Health Facilities Financing Authority (San Fernando Valley Community Mental Health Center)[1]	5.250		06/01/2023	06/14/2017	A	37,807
50,000	CA Health Facilities Financing Authority (Sunny View Lutheran Home)[1]	5.100		01/01/2024	02/09/2022	A	46,241
5,000	CA Health Facilities Financing Authority (Sutter Health)[1]	5.000		08/15/2017	08/15/2009	B	5,005
135,000	CA Health Facilities Financing Authority (Sutter Health)[1]	5.125		08/15/2022	08/15/2009	B	135,055
30,000	CA Health Facilities Financing Authority (Sutter Health)[1]	5.375		08/15/2030	08/15/2010	B	30,052
30,000	CA HFA	8.037	[2]	08/01/2015	04/14/2011	A	18,230
100,000	CA HFA	8.242	[2]	02/01/2015	02/11/2011	A	65,299
6,325,000	CA HFA (Home Mtg.)[1]	5.000		08/01/2037	01/25/2012	A	6,130,443
5,910,000	CA HFA (Home Mtg.)[4]	5.500		02/01/2042	01/01/2012	C	5,836,382
4,460,000	CA HFA (Home Mtg.)[1]	5.500		02/01/2042	01/01/2012	A	4,404,116
12,820,000	CA HFA (Home Mtg.)[1]	5.500		08/01/2042	09/01/2012	A	12,556,293
55,000	CA HFA (Multifamily Hsg.)[1]	5.375		08/01/2028	01/06/2026	A	49,466
40,000	CA HFA (Multifamily Hsg.)[1]	5.400		08/01/2018	08/01/2010	B	40,255
2,040,000	CA HFA (Multifamily Hsg.)[1]	5.400		08/01/2018	08/01/2010	B	2,052,995
445,000	CA HFA (Multifamily Hsg.)[1]	5.450		08/01/2028	04/13/2024	A	445,045
85,000	CA HFA (Multifamily Hsg.)[1]	5.850		02/01/2010	08/01/2009	B	85,169
630,000	CA HFA (Multifamily Hsg.)[1]	5.950		08/01/2028	08/01/2009	B	630,189
390,000	CA HFA (Multifamily Hsg.)[1]	6.050		08/01/2016	08/01/2009	B	390,421
130,000	CA HFA (Multifamily Hsg.)[1]	6.050		08/01/2027	08/01/2009	B	130,092
25,000	CA HFA (Multifamily Hsg.)[1]	6.050		08/01/2038	08/01/2009	B	25,005
2,360,000	CA HFA (Multifamily Hsg.)[1]	6.150		08/01/2022	08/01/2009	B	2,362,006
40,000	CA HFA (Multifamily Hsg.), Series B1	5.850		08/01/2010	08/01/2009	B	40,072
10,000	CA HFA (Single Family Mtg.), Series A1	5.300		08/01/2018	02/01/2010	B	10,164
2,250,000	CA Hi-Desert Memorial Health Care District[1]	5.500		10/01/2015	04/25/2014	A	2,163,960
1,245,000	CA Infrastructure and Economic Devel. (Copia: The American Center for Wine, Food and the Arts)	5.350	[2]	12/01/2019	12/01/2019		144,408

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

California Continued
$1,320,000	CA Infrastructure and Economic Devel. (Copia: The American Center for Wine, Food and the Arts)	5.400%[2]		12/01/2020	12/01/2020		$131,987
3,235,000	CA Infrastructure and Economic Devel. (Copia: The American Center for Wine, Food and the Arts)	5.420	[2]	12/01/2021	12/01/2021		288,691
15,000	CA Infrastructure and Economic Devel. (Stockton Port District)[1]	5.375		07/01/2022	02/23/2020	A	11,435
1,285,000	CA Inland Empire Tobacco Securitization Authority[1]	5.000		06/01/2021	06/23/2013	A	1,125,429
235,000	CA Intercommunity Hospital Financing Authority COP[1]	5.250		11/01/2019	10/03/2015	A	214,064
65,000	CA Loan Purchasing Finance Authority[1]	5.600		10/01/2014	10/01/2009	B	65,218
35,000	CA M-S-R Public Power Agency (San Juan)[1]	6.000		07/01/2022	01/01/2010	B	38,019
10,000	CA Maritime Infrastructure Authority (Santa Cruz Port District)[1]	5.750		05/01/2024	05/01/2024		8,378
25,000	CA Padre Dam Municipal Water District COP[1]	5.500		10/01/2016	10/01/2009	B	25,014
30,000	CA Pollution Control Financing Authority (Sacramento Biosolids Facility)[1]	5.300		12/01/2017	06/24/2016	A	24,651
240,000	CA Pollution Control Financing Authority (Sacramento Biosolids Facility)[1]	5.500		12/01/2024	07/27/2022	A	159,439
220,000	CA Pollution Control Financing Authority (San Diego Gas & Electric Company)[1]	5.850		06/01/2021	12/01/2009	B	220,046
825,000	CA Pollution Control Financing Authority (San Diego Gas & Electric Company)[1]	5.850		06/01/2021	12/01/2009	B	825,173
190,000	CA Pollution Control Financing Authority (San Diego Gas & Electric Company)[1]	5.850		06/01/2021	12/01/2009	B	190,040
20,000	CA Pollution Control Financing Authority (Southern California Edison Company)[1]	5.550		09/01/2031	09/01/2031		17,512
435,000	CA Pollution Control Financing Authority (Southern California Water Company)[1]	5.500		12/01/2026	12/01/2026		424,060
6,000,000	CA Pollution Control Financing Authority (Waste Management of CA/USA Waste of CA Obligated Group)[1]	6.750		12/01/2027	12/01/2010	D	6,179,760
125,000	CA Public Works[1]	5.250		12/01/2013	12/01/2009	B	125,313
140,000	CA Public Works (California Community College)[1]	5.375		03/01/2011	09/01/2009	B	140,343
45,000	CA Public Works (California Science Center)[1]	5.250		10/01/2017	10/01/2009	B	45,037
25,000	CA Public Works (Dept. of Corrections)[1]	5.000		09/01/2021	02/28/2021	A	24,148
145,000	CA Public Works (Dept. of Food and Agriculture)[1]	5.400		06/01/2013	12/01/2009	B	145,245
160,000	CA Public Works (State Universities)[1]	5.250		12/01/2013	12/01/2009	B	160,454

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

California Continued
$1,045,000	CA Public Works (State Universities)[1]	5.500%	12/01/2018	12/01/2009	B	$1,046,191
100,000	CA Public Works (Various Community Colleges)[1]	5.375	03/01/2013	09/01/2009	B	100,170
25,000	CA Public Works (Various Community Colleges)[1]	5.375	03/01/2014	09/01/2009	B	25,068
20,000	CA Public Works (Various Community Colleges)[1]	5.500	09/01/2011	09/01/2009	B	20,047
50,000	CA Public Works (Various Community Colleges)[1]	5.600	04/01/2014	10/01/2009	B	50,078
350,000	CA Public Works (Various Community Colleges)[1]	5.625	03/01/2011	03/01/2010	B	350,928
3,325,000	CA Public Works (Various Community Colleges)[1]	5.625	03/01/2016	09/01/2009	B	3,328,392
1,030,000	CA Public Works (Various Community Colleges)[1]	5.625	03/01/2016	09/01/2009	B	1,031,051
860,000	CA Public Works (Various Community Colleges)[1]	5.625	03/01/2019	09/01/2009	B	862,382
25,000	CA Public Works (Various State Universities)[1]	5.375	12/01/2019	12/19/2017	A	25,020
50,000	CA Public Works (Various State Universities)[1]	5.400	10/01/2022	11/09/2020	A	49,472
10,000	CA Public Works (Various State Universities)[1]	5.500	09/01/2015	09/01/2009	B	10,029
5,000	CA Resource Efficiency Financing Authority COP[1]	5.500	04/01/2017	10/01/2009	B	5,016
80,000	CA River Highlands Community Services District[1]	7.750	09/02/2020	09/02/2009	B	80,014
15,000	CA River Highlands Community Services District[1]	8.125	09/02/2020	09/02/2009	B	15,003
995,000	CA Rural Home Mtg. Finance Authority (Single Family Mtg.)[1]	5.700	02/01/2033	05/14/2029	A	938,205
5,000	CA Rural Home Mtg. Finance Authority (Single Family Mtg.)[1]	7.500	08/01/2027	08/01/2012	C	5,104
170,000	CA Rural Home Mtg. Finance Authority (Single Family Mtg.), Series A1	6.350	12/01/2029	10/01/2009	C	173,958
80,000	CA Rural Home Mtg. Finance Authority (Single Family Mtg.), Series A1	7.000	09/01/2029	03/01/2010	C	81,538
40,000	CA Sierra View Local Health Care District[1]	5.250	07/01/2018	02/23/2016	A	39,997
2,000,000	CA Sierra View Local Health Care District[1]	5.400	07/01/2022	01/23/2021	A	1,940,240
25,000	CA Statewide CDA[1]	6.625	09/01/2027	10/16/2025	A	21,624
10,000	CA Statewide CDA[1]	7.000	07/01/2022	06/29/2015	A	9,539
90,000	CA Statewide CDA (Bouquet Canyon)[1]	5.300	07/01/2018	07/01/2010	B	90,523
105,000	CA Statewide CDA (California Odd Fellow Hsg.)[1]	5.375	10/01/2013	10/01/2009	B	105,140

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

California Continued
$2,000,000	CA Statewide CDA (Citrus Valley Health Partners/Citrus Valley Medical Center/ Foothill Hospital Obligated Group) COP[1]	5.500%		04/01/2013	04/01/2010	B	$2,011,320
500,000	CA Statewide CDA (East Tabor Apartments)[1]	6.850		08/20/2036	02/20/2016	B	533,100
435,000	CA Statewide CDA (Eastfield Ming Quong)[1]	5.625		06/01/2020	12/01/2009	B	436,375
45,000	CA Statewide CDA (Escrow Term)[1]	6.750		09/01/2037	07/27/2036	A	34,493
250,000	CA Statewide CDA (Fairfield Apartments)[1]	6.500		01/01/2016	10/18/2012	A	220,728
5,000	CA Statewide CDA (GP Steinbeck)[1]	5.700		09/20/2019	09/20/2014	B	5,256
85,000	CA Statewide CDA (GP Steinbeck)	5.897	[2]	09/20/2027	09/20/2027		29,293
250,000	CA Statewide CDA (Live Oak School)[1]	6.750		10/01/2030	12/19/2023	A	206,905
100,000	CA Statewide CDA (Multifamily)	5.696	[2]	09/20/2021	09/20/2021		50,445
100,000	CA Statewide CDA (Multifamily)	5.744	[2]	09/20/2023	09/20/2023		44,420
150,000	CA Statewide CDA (Quail Ridge Apartments)[1]	5.375		07/01/2032	11/26/2029	A	106,565
430,000	CA Statewide CDA (Rio Bravo)[5]	6.500		12/01/2018	02/19/2014	A	342,134
560,000	CA Statewide CDA (Sycamore)[1]	6.000		03/20/2038	03/20/2015	B	584,478
25,000	CA Statewide CDA Community Facilities District[1]	6.350		09/01/2021	09/01/2021		21,297
5,000	CA Statewide CDA COP (CVHP/CVMC/FH Obligated Group)[1]	5.000		04/01/2018	05/06/2016	A	4,597
45,000	CA Statewide CDA COP (CVHP/CVMC/FH Obligated Group)[1]	5.125		04/01/2023	05/07/2021	A	41,596
820,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	5.625		05/01/2029	04/04/2011	C	707,119
1,220,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	5.625		05/01/2029	07/30/2010	C	1,052,055
250,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2037	10/01/2017	C	173,585
45,000	CA Valley Health System COP	6.875		05/15/2023	05/15/2011	C	24,741
65,000	CA Valley Health System, Series A	6.500		05/15/2025	05/21/2021	A	35,737
15,000	CA Valley Health System, Series A	6.500		05/15/2025	05/21/2021	A	8,247
100,000	CA Veterans GO1	4.700		12/01/2012	12/01/2009	B	100,078
180,000	CA Veterans GO1	5.300		12/01/2029	04/28/2026	A	160,756
2,000,000	CA Veterans GO, Series BH1	5.400		12/01/2014	12/01/2009	B	2,005,520
85,000	CA Veterans GO, Series BP1	5.500		12/01/2026	10/01/2021	A	81,155
90,000	CA Veterans GO, Series BX1	5.000		12/01/2014	12/01/2009	B	90,149
10,000	CA Water Resource Devel. GO, Series P1	5.800		06/01/2011	12/01/2009	B	10,034
25,000	CA Water Resource Devel. GO, Series P1	5.800		06/01/2014	12/01/2009	B	25,060
50,000	CA Water Resource Devel. GO, Series Q1	5.000		03/01/2016	09/01/2009	B	50,063
35,000	CA Western Hills Water District Special Tax[1]	5.000		09/01/2014	09/01/2014		27,489
10,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)[1]	3.750		09/01/2010	09/01/2010		9,437

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

California Continued
$65,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)[1]	4.000%	09/01/2011	09/01/2011		$57,746
25,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)[1]	4.650	09/01/2014	09/01/2014		19,298
120,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)[1]	6.000	09/01/2024	06/21/2021	A	71,026
50,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)[1]	6.125	09/01/2031	03/23/2029	A	27,086
115,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)[1]	6.750	09/01/2022	06/06/2018	A	78,139
45,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)[1]	6.875	09/01/2031	04/30/2027	A	27,106
210,000	CA William S. Hart Union School District[1]	6.000	09/01/2027	04/13/2026	A	186,371
10,000	Calabasas, CA Special Tax Community Facilities District 98-1[1]	5.750	09/01/2028	06/18/2025	A	7,845
45,000	California City, CA Redevel. Agency Tax Allocation[1]	7.000	09/01/2015	08/01/2009	B	45,013
50,000	Calleguas-Las Virgines, CA Public Financing Authority Municipal Water District[1]	5.000	11/01/2023	11/01/2010	B	50,255
25,000	Campbell, CA Improvement Bond Act 1915 (Dillon-Gilman Local Improvement District)[1]	7.150	09/02/2012	09/02/2009	B	25,769
60,000	Camrosa, CA Water District[1]	5.500	01/15/2011	01/15/2010	B	60,141
20,000	Canyon Lake, CA COP (Railroad Canyon Road)[1]	7.375	06/01/2014	12/01/2009	B	20,244
40,000	Capistrano, CA Unified School District (Education & Support Facilities) COP[1]	5.250	12/01/2026	12/01/2009	B	40,048
75,000	Capistrano, CA Unified School District (Las Flores)[1]	5.000	09/01/2023	10/06/2021	A	68,086
80,000	Carlsbad, CA Improvement Bond Act 1915[1]	5.550	09/02/2028	08/29/2022	A	63,132
120,000	Carlsbad, CA Improvement Bond Act 1915[1]	5.950	09/02/2025	10/15/2023	A	110,162
30,000	Carlsbad, CA Improvement Bond Act 1915[1]	6.000	09/02/2022	09/17/2021	A	26,827
25,000	Carlsbad, CA Unified School District COP (Aviara Oaks Middle School)[1]	5.300	06/01/2017	12/01/2009	B	25,008
125,000	Carlsbad, CA Unified School District COP (Aviara Oaks Middle School)[1]	5.300	06/01/2022	12/01/2009	B	125,024
100,000	Carson, CA Improvement Bond Act 1915[1]	7.375	09/02/2022	04/22/2017	A	95,404
70,000	Castaic, CA Union School District Community Facilities District No. 92-1[1]	8.500	10/01/2013	10/01/2009	B	70,234
2,750,000	Castaic, CA Union School District Community Facilities District No. 92-1[1]	9.000	10/01/2019	10/01/2009	B	2,756,958
70,000	Cathedral City, CA Improvement Bond Act 1915[1]	5.950	09/02/2034	05/03/2032	A	58,322
50,000	Cathedral City, CA Special Tax Community Facilities District No. 1[1]	6.625	09/01/2023	09/25/2022	A	43,848

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

California Continued
$50,000	Cathedral City, CA Special Tax Community Facilities District No. 1[1]	6.700%	09/01/2030	01/09/2028	A	$41,812
20,000	Central CA Unified School District	5.625	03/01/2018	09/01/2009	B	20,069
50,000	Central Contra Costa, CA Sanitation District[1]	5.000	09/01/2022	09/01/2011	B	51,552
150,000	Central Valley, CA Financing Authority Cogeneration Project (Carson Ice)[1]	5.200	07/01/2020	01/04/2020	A	149,994
35,000	Chico, CA Improvement Bond Act 1915 (Mission Ranch)[1]	6.625	09/02/2011	09/02/2011		34,944
95,000	Chico, CA Improvement Bond Act 1915 (Mission Ranch)[1]	6.625	09/02/2012	09/02/2012		94,550
100,000	Chico, CA Improvement Bond Act 1915 (Mission Ranch)[1]	6.625	09/02/2013	09/02/2013		98,453
30,000	Chino Hills, CA Improvement Bond Act 1915[1]	7.500	09/02/2016	05/19/2014	C	30,904
5,000	Chino Hills, CA Improvement Bond Act 1915[1]	7.600	09/02/2021	10/25/2019	A	5,012
100,000	Chino Hills, CA Special Tax Community Facilities District No. 10[1]	6.400	09/01/2014	09/01/2014		99,077
55,000	Chino, CA Community Facilities District Special Tax[1]	5.750	09/01/2034	10/11/2032	A	43,746
25,000	Chowchilla, CA Improvement Bond Act 1915[1]	6.700	09/02/2027	12/06/2024	A	22,749
55,000	Chula Vista, CA Community Facilities District (Eastlake Woods)[1]	5.700	09/01/2016	09/01/2013	B	55,098
15,000	Chula Vista, CA Community Facilities District (Eastlake Woods)[1]	6.100	09/01/2021	09/01/2021		14,766
10,000	Chula Vista, CA Improvement Bond Act 1915 Assessment District No. 94-1 (Eastlake)[1]	7.000	09/02/2015	10/22/2013	C	10,240
60,000	Chula Vista, CA Special Tax[1]	7.625	09/01/2029	09/01/2009	B	61,559
25,000	Colton, CA Community Facilities District Special Tax[1]	5.800	09/01/2018	10/14/2016	A	22,532
175,000	Colton, CA Joint Unified School District[1]	5.700	09/01/2034	10/17/2030	A	128,028
50,000	Colton, CA Joint Unified School District COP[1]	5.100	06/01/2020	12/01/2009	B	50,435
50,000	Colton, CA Public Financing Authority, Series B1	5.875	08/01/2027	04/28/2019	A	40,097
20,000	Colton, CA Redevel. Agency (West Valley)[1]	6.375	09/01/2035	01/23/2032	A	15,978
40,000	Concord, CA Joint Powers Financing Authority (Concord Police Facilities)[1]	5.250	08/01/2019	08/01/2009	B	40,042
20,000	Contra Costa County, CA Public Financing Authority (Pleasant Hill Bart)[1]	5.125	08/01/2019	09/05/2017	A	19,459
25,000	Contra Costa, CA Community College District COP (Diablo Valley College)[1]	6.000	06/01/2021	12/01/2009	B	25,036

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

California Continued
$100,000	Corona, CA Redevel. Agency Tax Allocation[1]	5.400%	09/01/2011	09/01/2009	B	$100,220
25,000	Corona, CA Redevel. Agency Tax Allocation[1]	5.500	09/01/2016	09/01/2009	B	25,022
15,000	Corona-Norco, CA Unified School District[1]	5.625	09/01/2033	01/09/2030	A	10,932
85,000	Corona-Norco, CA Unified School District[1]	5.750	09/01/2014	09/01/2009	B	85,088
20,000	Costa Mesa, CA COP[1]	5.750	12/01/2012	12/01/2012		19,894
55,000	Crescent City, CA Public Financing Authority[1]	7.750	09/15/2012	09/15/2009	B	55,072
35,000	Culver City, CA Redevel. Finance Authority[1]	5.500	11/01/2014	06/27/2012	C	35,951
20,000	Cypress, CA Improvement Bond Act 1915 (Business and Professional Center)[1]	5.700	09/02/2022	08/17/2018	A	16,565
20,000	Davis, CA Joint Unified School District Special Tax[1]	5.300	08/15/2024	05/11/2021	A	18,644
20,000	Davis, CA Public Facilities Financing Authority (Local Agency)[1]	5.750	09/01/2029	09/01/2009	B	20,018
10,000	Del Mar, CA Unified School District[1]	5.875	09/01/2029	10/13/2027	A	7,964
40,000	Dixon, CA Public Financing Authority[1]	5.150	09/02/2020	06/23/2017	A	36,278
35,000	Dixon, CA Public Financing Authority[1]	5.700	09/02/2020	10/13/2017	A	30,721
480,000	Downey, CA Community Devel. Commission Tax Allocation (Downey Redevel.)[1]	5.125	08/01/2020	05/04/2017	A	460,891
200,000	Duarte, CA Hsg. (Heritage Park Apartments)[1]	5.850	05/01/2030	11/01/2009	B	201,864
90,000	Eastern CA Municipal Water District Community Facilities Special Tax (Crown Valley Village)[1]	5.500	09/01/2028	09/14/2027	A	66,996
65,000	Eastern CA Municipal Water District Community Facilities Special Tax (Crown Valley Village)[1]	5.625	09/01/2034	04/30/2032	A	46,248
50,000	Eastern CA Municipal Water District Community Facilities Special Tax (Promontory Park)[1]	5.500	09/01/2024	03/24/2023	A	40,224
15,000	Eastern CA Municipal Water District Improvement Bond Act 1915[1]	5.750	09/02/2020	09/02/2020		13,237
10,000	El Paso De Robles, CA Redevel. Agency Tax Allocation[1]	5.625	07/01/2021	08/06/2019	A	10,000
25,000	Emeryville, CA Public Financing Authority[1]	6.100	09/01/2012	09/01/2009	B	25,046
145,000	Emeryville, CA Public Financing Authority[1]	6.200	09/01/2025	08/27/2021	A	144,999
20,000	Encinitas, CA Improvement Bond Act 1915[1]	6.900	09/02/2017	12/20/2013	A	18,882
25,000	Fairfield, CA Improvement Bond Act 1915 (Green Valley Road/Mangels Blvd.)[1]	7.200	09/02/2009	09/02/2009		25,049
5,000	Fairfield, CA Improvement Bond Act 1915 (Green Valley Road/Mangels Blvd.)[1]	7.375	09/02/2018	07/17/2015	C	5,128

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

California Continued
$15,000	Florin, CA Resource Conservation District COP[6]	6.000%	02/01/2029	04/03/2027	A	$12,044
10,000	Folsom, CA Improvement Bond Act 1915[1]	6.500	09/02/2013	09/02/2009	B	10,001
25,000	Folsom, CA Public Financing Authority[1]	5.400	09/02/2020	08/14/2017	A	20,872
25,000	Folsom, CA Public Financing Authority[1]	5.625	09/02/2020	06/15/2017	A	21,853
30,000	Folsom, CA Special Tax Community Facilities District No. 7[1]	6.000	09/01/2024	08/22/2020	A	25,060
265,000	Fontana, CA Special Tax (Citrus)[1]	5.000	09/01/2020	09/01/2020		203,925
10,000	Fontana, CA Special Tax Community Facilities District No. 4[1]	7.125	10/01/2015	10/01/2009	B	10,007
25,000	Fowler, CA Public Financing Authority[1]	6.750	09/15/2023	12/07/2020	A	22,685
30,000	Fremont, CA Unified School District[1]	5.250	09/01/2016	09/01/2009	B	30,092
25,000	Fresno, CA Unified School District COP[1]	4.625	05/01/2011	11/01/2009	B	25,217
25,000	Fresno, CA Water System, Series A1	5.000	06/01/2024	06/01/2010	B	25,031
25,000	Fullerton, CA Community Facilities District No. 1 Special Tax (Amerige Heights)[1]	6.200	09/01/2032	11/15/2028	A	20,804
80,000	Fullerton, CA School District Special Tax[1]	6.300	09/01/2023	09/16/2022	A	72,343
10,000	Galt, CA Improvement Bond Act 1915[1]	5.900	09/02/2022	09/02/2022		8,669
25,000	Galt, CA Improvement Bond Act 1915[1]	8.450	09/02/2011	09/02/2009	C	24,527
165,000	Garden Grove, CA COP (Bahia Village/Emerald Isle)[1]	5.700	08/01/2023	08/01/2009	B	165,619
40,000	Garden Grove, CA Hsg. Authority (Rose Garden)[1]	6.375	07/01/2012	05/31/2011	A	38,435
20,000	Granada, CA Sanitation District Improvement Bond Act 1915[1]	6.125	09/02/2022	09/16/2021	A	17,784
15,000	Greenfield, CA Redevel. Agency[1]	6.000	02/01/2029	02/01/2029		12,170
10,000	Hawthorne, CA Community Redevel. Agency Special Tax[1]	6.450	10/01/2017	10/01/2017		9,527
10,000	Hawthorne, CA Community Redevel. Agency Special Tax[1]	6.600	10/01/2019	10/01/2019		9,383
880,000	Hawthorne, CA Community Redevel. Agency Special Tax[1]	6.750	10/01/2025	11/15/2018	A	824,560
215,000	Hawthorne, CA Parking Authority[1]	8.000	09/01/2015	09/01/2009	B	215,189
155,000	Hawthorne, CA Parking Authority[1]	8.125	09/01/2019	09/01/2009	B	155,033
45,000	Hayward, CA Improvement Bond Act 1915[1]	7.100	09/02/2018	09/02/2009	B	44,997
50,000	Hayward, CA Public Finance Authority (Hayward Water System)[1]	5.000	06/01/2011	12/01/2009	B	50,095
50,000	Hayward, CA Public Finance Authority (Hayward Water System)[1]	5.100	06/01/2013	12/01/2009	B	50,116
40,000	Healdsburg, CA Community Redevel. Agency (Sotoyome Community Devel.)[1]	5.250	12/01/2025	08/09/2023	A	36,783
2,000,000	Hesperia, CA Public Financing Authority, Tranche A1	6.250	09/01/2035	09/01/2035		1,571,200

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

California Continued
$10,000	Hollister, CA Improvement Bond Act 1915[1]	7.125%	09/02/2022	11/13/2016	A	$9,678
15,000	Huntington Beach, CA Community Facilities District[1]	5.400	10/01/2020	07/06/2017	A	14,643
20,000	Huntington Beach, CA Community Facilities District Special Tax[1]	6.250	09/01/2027	04/14/2026	A	16,741
25,000	Huntington Beach, CA Public Financing Authority[1]	5.500	12/15/2022	12/15/2009	B	25,006
10,000	Huntington Beach, CA Public Financing Authority[1]	5.500	12/15/2027	12/15/2009	B	10,006
35,000	Imperial County, CA Special Tax[1]	6.500	09/01/2031	03/04/2026	A	28,263
50,000	Indio, CA Community Facilities District Special Tax (Talavera)[1]	5.000	09/01/2017	09/01/2017		42,889
95,000	Indio, CA Hsg. (Olive Court Apartments)[1]	6.375	12/01/2026	02/04/2020	A	94,991
20,000	Indio, CA Improvement Bond Act 1915[1]	6.350	09/02/2027	11/28/2024	A	16,930
20,000	Indio, CA Improvement Bond Act 1915[1]	6.375	09/02/2027	06/27/2024	A	16,978
750,000	Inland Valley, CA Devel. Agency Tax Allocation[1]	5.500	04/01/2014	04/01/2014		769,770
15,900,000	Inland, CA Empire Tobacco Securitization Authority (TASC)[1]	4.625	06/01/2021	04/01/2014	A	13,927,605
150,000	Irvine, CA Improvement Bond Act 1915[1]	5.550	09/02/2026	06/15/2023	A	138,750
20,000	Irvine, CA Improvement Bond Act 1915[1]	5.600	09/02/2022	11/21/2019	A	19,042
30,000	Irvine, CA Improvement Bond Act 1915[1]	5.625	09/02/2024	04/30/2022	A	28,295
25,000	Irvine, CA Mobile Home Park (Meadows Mobile Home Park)[1]	6.050	03/01/2028	02/23/2024	A	19,845
100,000	Irvine, CA Unified School District Special Tax Community Facilities District No. 86-1[1]	5.500	11/01/2013	11/01/2009	B	100,344
30,000	Jefferson, CA Union High School District[1]	5.000	08/01/2024	08/01/2009	B	30,495
25,000	Jefferson, CA Union High School District[1]	5.125	08/01/2029	08/01/2009	B	25,427
50,000	Jurupa, CA Community Services District COP[1]	5.125	09/01/2013	10/07/2011	A	49,747
80,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 3[1]	5.875	09/01/2033	03/26/2029	A	64,143
20,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 5[1]	6.125	09/01/2032	08/26/2028	A	16,669
70,000	Kern County, CA (Fire Dept.) COP[1]	5.250	05/01/2013	11/01/2009	B	70,199
50,000	Kern County, CA (Fire Dept.) COP[1]	5.250	05/01/2015	11/01/2009	B	50,142
25,000	King, CA Community Devel. Agency Tax Allocation (King City Redevel.)[1]	7.000	09/01/2021	05/16/2019	A	24,295
5,000	Kingsburg, CA Public Financing Authority[1]	7.800	09/15/2010	09/15/2009	B	5,009
15,000	Kingsburg, CA Public Financing Authority[1]	8.000	09/15/2021	09/15/2009	B	15,004
30,000	La Habra, CA Redevel. Agency Community Facilities District[1]	6.000	09/01/2014	03/27/2013	A	29,465
10,000	La Habra, CA Redevel. Agency Community Facilities District[1]	6.000	09/01/2019	10/13/2017	A	9,186

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

California Continued
$55,000	La Mesa, CA Improvement Bond Act 1915[1]	5.750%	09/02/2023	08/18/2019	A	$45,276
1,800,000	Lake Elsinore, CA Improvement Bond Act 1915[1]	7.000	09/02/2030	10/18/2022	A	1,607,004
50,000	Lake Elsinore, CA School Financing Authority[1]	6.000	09/01/2011	09/01/2009	B	50,073
500,000	Lake Elsinore, CA Special Tax[1]	5.100	09/01/2022	04/17/2021	A	384,170
1,135,000	Lake Elsinore, CA Unified School District[1]	5.300	09/01/2026	11/01/2024	A	829,322
125,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.500	09/01/2013	06/21/2022	A	122,120
50,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	6.300	09/01/2024	06/21/2022	A	44,445
55,000	Lancaster, CA Community Facilities District Special Tax[1]	6.000	10/01/2016	07/22/2013	A	52,515
20,000	Lancaster, CA Redevel. Agency (Desert Sands Mobile Home Park)[1]	6.375	11/01/2027	09/02/2020	A	17,618
115,000	Lathrop, CA Financing Authority (Water Supply)[1]	5.700	06/01/2019	06/01/2019		101,432
15,000	Lathrop, CA Financing Authority (Water Supply)[1]	5.750	06/01/2020	06/01/2020		13,059
50,000	Lathrop, CA Financing Authority (Water Supply)[1]	5.900	06/01/2023	06/01/2023		42,022
1,440,000	Lathrop, CA Financing Authority (Water Supply)[1]	5.900	06/01/2027	12/26/2025	A	1,163,880
1,075,000	Lathrop, CA Financing Authority (Water Supply)[1]	6.000	06/01/2035	03/21/2032	A	816,613
10,000	Lathrop, CA Improvement Bond Act 1915[1]	6.000	09/02/2021	09/02/2021		8,709
15,000	Lathrop, CA Improvement Bond Act 1915 (Louise Avenue)[1]	6.875	09/02/2017	01/30/2014	A	14,753
10,000	Lathrop, CA Improvement Bond Act 1915 (Mossdale Village)[1]	6.000	09/02/2023	09/02/2023		8,473
60,000	Lathrop, CA Improvement Bond Act 1915 (Mossdale Village)[1]	6.125	09/02/2028	10/15/2026	A	49,256
65,000	Lincoln, CA Public Financing Authority (Twelve Bridges)[1]	6.125	09/02/2027	01/23/2024	A	55,511
25,000	Livermore, CA Capital Projects Financing Authority[1]	5.650	09/02/2016	06/07/2014	A	23,426
10,000	Livermore, CA Community Facilities District Special Tax (Tri Valley Tech Park)[1]	5.750	09/01/2012	09/01/2012		9,868
45,000	Livermore, CA Community Facilities District Special Tax (Tri Valley Tech Park)[1]	6.400	09/01/2026	09/16/2025	A	38,782
15,000	Livermore, CA Community Facilities District Special Tax (Tri Valley Tech Park)[1]	6.400	09/01/2030	03/30/2029	A	12,487
50,000	Long Beach, CA Airport COP[1]	5.000	06/01/2016	12/01/2009	B	50,029

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

California Continued
$100,000	Long Beach, CA Bond Finance Authority Natural Gas[1]	5.000%	11/15/2011	11/15/2011		$99,751
1,600,000	Long Beach, CA Bond Finance Authority Natural Gas[1]	5.000	11/15/2012	11/15/2012		1,585,184
25,000	Long Beach, CA Special Tax (Pike)[1]	6.250	10/01/2026	02/25/2023	A	21,823
35,000	Long Beach, CA Special Tax (Pine Avenue)[1]	6.375	09/01/2023	11/02/2017	A	31,315
25,000	Long Beach, CA Unified School District[1]	5.250	08/01/2029	08/01/2009	B	25,028
1,000,000	Los Angeles County, CA Community Facilities District No. 4 Special Tax[1]	5.500	09/01/2014	09/01/2009	B	1,003,250
5,000	Los Angeles County, CA Community Facilities District No. 4 Special Tax[1]	7.750	09/01/2017	09/01/2009	B	5,003
80,000	Los Angeles County, CA COP (Insured Health Clinic)[1]	5.800	12/01/2023	12/07/2017	A	79,700
10,000	Los Angeles County, CA Metropolitan Transportation Authority[1]	5.000	07/01/2015	01/01/2010	B	10,120
5,000	Los Angeles County, CA Metropolitan Transportation Authority[1]	5.000	07/01/2023	01/01/2010	B	5,002
25,000	Los Angeles County, CA Metropolitan Transportation Authority[1]	5.000	07/01/2023	07/01/2010	B	25,169
100,000	Los Angeles, CA Community Facilities District Special Tax (Cascade Business Park)[1]	6.400	09/01/2022	09/03/2018	A	90,806
25,000	Los Angeles, CA Community Redevel. Agency (Cinerama Dome Public Parking)[1]	5.700	07/01/2020	07/01/2020		19,345
40,000	Los Angeles, CA Community Redevel. Agency (Grand Central Square)[1]	5.100	12/01/2015	11/01/2009	B	40,011
50,000	Los Angeles, CA Community Redevel. Agency (Grand Central Square)[1]	5.200	12/01/2017	12/01/2017		49,996
50,000	Los Angeles, CA Community Redevel. Agency (Grand Central Square)[1]	5.200	12/01/2018	12/01/2018		49,181
120,000	Los Angeles, CA Community Redevel. Agency (Grand Central Square)[1]	5.200	12/01/2019	12/01/2019		117,848
35,000	Los Angeles, CA Community Redevel. Agency (Grand Central Square)[1]	5.250	12/01/2020	12/01/2020		34,475
55,000	Los Angeles, CA Community Redevel. Agency (Grand Central Square)[1]	5.250	12/01/2021	12/01/2021		53,882
25,000	Los Angeles, CA Community Redevel. Agency (Hoover Redevel.)[1]	5.500	09/01/2014	09/01/2009	B	25,022
15,000	Los Angeles, CA Dept. of Water & Power[1]	4.750	08/15/2017	08/15/2009	B	15,040
10,000	Los Angeles, CA Dept. of Water & Power[1]	4.750	10/15/2020	10/15/2009	B	10,025
70,000	Los Angeles, CA Mtg. (Section 8)[1]	5.350	07/01/2022	10/01/2010	B	70,029
20,000	Los Angeles, CA Mtg. (Section 8)[1]	6.500	07/01/2022	09/01/2009	B	20,026
30,000	Los Angeles, CA Multifamily Hsg. (Arminta North & South)[1]	7.700	06/20/2028	12/20/2009	B	30,056
45,000	Los Angeles, CA Multifamily Hsg. (Earthquake Rehabilitation)[1]	5.900	01/01/2030	10/01/2010	B	45,014

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

California Continued
$10,000	Los Angeles, CA Multifamily Hsg. (Palms Apartments)[1]	5.300%	07/01/2018	07/01/2010	B	$10,317
100,000	Los Angeles, CA Regional Airports Improvement Corp. (Laxfuel Corp.)[1]	5.250	01/01/2023	07/07/2022	A	96,359
15,000	Los Angeles, CA Regional Airports Improvement Corp. (Los Angeles West Terminal Fuel Corp.)[1]	10.250	01/01/2013	08/13/2011	A	15,369
75,000	Los Banos, CA Sewer System COP[1]	5.000	12/01/2019	12/01/2009	B	75,065
15,000	Los Banos, CA Unified School District COP[1]	5.625	08/01/2016	08/01/2009	B	15,011
25,000	Madera County, CA COP (Valley Children’s Hospital)[1]	5.000	03/15/2023	04/19/2021	A	22,432
360,000	Madera County, CA COP (Valley Children’s Hospital)[1]	5.750	03/15/2028	04/25/2026	A	334,721
50,000	Mammoth Lakes, CA Community Facilities District (North Village Area)[1]	5.750	10/01/2033	09/17/2029	A	37,218
20,000	Manhattan Beach, CA Water & Wastewater Authority COP[1]	5.750	09/01/2020	09/01/2009	B	20,009
10,000	Martinez, CA Mtg. (Ridgecrest Apartments)[1]	5.625	07/01/2025	01/01/2010	B	10,005
1,045,000	Mendocino Coast, CA Healthcare District[1]	5.875	02/01/2020	02/01/2010	B	1,045,178
25,000	Menifee, CA Union School District Special Tax[1]	6.050	09/01/2026	10/14/2024	A	20,938
125,000	Mill Valley, CA COP (The Redwoods)[1]	5.750	12/01/2020	12/01/2009	B	125,418
10,000	Milpitas, CA Improvement Bond Act 1915[1]	5.700	09/02/2018	10/11/2016	A	8,938
20,000	Monrovia, CA Redevel. Agency Public Parking Facilities[1]	5.200	04/01/2013	10/01/2009	B	20,019
10,000	Montclair, CA Redevel. Agency Mobile Home Park (Augusta Homes Villa Del Arroyo)[1]	6.100	11/15/2037	09/06/2034	A	7,896
25,000	Montclair, CA Redevel. Agency Mobile Home Park (Hacienda Mobile Home Park)[1]	6.000	11/15/2029	02/08/2027	A	20,547
20,000	Montclair, CA Redevel. Agency Mobile Home Park (Villa Mobile Home Park)[1]	6.100	06/15/2029	07/16/2023	A	16,671
10,000	Montebello, CA Community Redevel. Agency (South Montebello)[1]	5.500	09/01/2022	03/27/2021	A	8,288
5,000	Monterey County, CA Hsg. Authority (Parkside Manor Apartments)[1]	6.000	01/01/2029	10/01/2010	C	4,126
10,000	Monterey, CA Joint Powers Financing Authority (Materials Recovery Facilities)[1]	5.500	03/01/2010	09/01/2009	B	10,063
30,000	Monterey, CA Joint Powers Financing Authority (Materials Recovery Facilities)[1]	5.500	03/01/2011	09/01/2009	B	30,254
65,000	Monterey, CA Joint Powers Financing Authority (Materials Recovery Facilities)[1]	5.600	03/01/2012	09/01/2009	B	65,697
50,000	Monterey, CA Joint Powers Financing Authority (Materials Recovery Facilities)[1]	5.600	03/01/2013	09/01/2009	B	50,642

STATEMENT OF INVESTMENTS Continued

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

California Continued
$65,000	Monterey, CA Joint Powers Financing Authority (Materials Recovery Facilities)[1]	5.700%		03/01/2015	09/01/2009	B	$66,121
20,000	Monterey, CA Joint Powers Financing Authority (Materials Recovery Facilities)[1]	5.700		03/01/2016	09/01/2009	B	20,390
10,000	Moorpark, CA Mobile Home Park (VillaDel Arroyo)[1]	7.000		05/15/2020	05/25/2016	A	9,680
140,000	Moorpark, CA Special Tax Community Facilities District No. 97-1[1]	6.700		09/01/2027	09/12/2023	A	116,976
15,000	Morgan Hill, CA Improvement Bond Act 1915[1]	5.600		09/02/2011	09/02/2011		14,926
350,000	Mountain View, CA Shoreline Regional Park Community[1]	5.500		08/01/2013	08/01/2009	B	350,399
205,000	Mountain View, CA Shoreline Regional Park Community[1]	5.500		08/01/2021	05/12/2018	A	200,566
10,000	Murrieta County, CA Water District[1]	6.500		10/01/2015	10/01/2015		9,991
30,000	Murrieta County, CA Water District Special Tax Community Facilities District No. 88-1[1]	6.700		12/01/2030	12/12/2021	A	25,994
10,000	Murrieta, CA Community Facilities District Special Tax (Blackmore Ranch)[1]	6.100		09/01/2034	09/23/2027	A	7,792
20,000	Murrieta, CA Community Facilities District Special Tax (Bluestone)[1]	6.300		09/01/2031	05/06/2029	A	16,350
700,000	Murrieta, CA Community Facilities District Special Tax (Bremerton)[1]	5.625		09/01/2034	01/13/2031	A	508,256
105,000	Murrieta, CA Community Facilities District Special Tax (Murrieta Springs)[1]	5.500		09/01/2034	10/09/2032	A	74,556
55,000	Murrieta, CA Improvement Bond Act 1915[1]	6.375		09/01/2031	01/08/2025	A	45,383
50,000	Murrieta, CA Water Public Financing Authority[1]	5.700		10/01/2021	10/01/2009	B	50,302
10,000	Needles, CA Public Utility Authority[1]	6.350		02/01/2012	08/01/2009	B	10,002
190,000	Needles, CA Public Utility Authority[1]	6.650		02/01/2032	02/11/2028	A	162,118
40,000	New Haven, CA Unified School District	5.250	[2]	08/01/2018	08/01/2018		24,906
15,000	Northern CA Power Agency (Hydroelectric)[1]	5.000		07/01/2018	01/01/2010	B	15,108
2,465,000	Northern CA Tobacco Securitization Authority (TASC)[1]	4.750		06/01/2023	07/18/2011	C	1,945,674
35,000	Novato, CA GO1	5.000		08/01/2012	08/01/2009	B	35,104
30,000	Oakdale, CA Public Financing Authority Tax Allocation (Central City Redevel.)[1]	5.900		06/01/2014	06/01/2014		29,363
10,000	Oakdale, CA Public Financing Authority Tax Allocation (Central City Redevel.)[1]	6.000		06/01/2019	06/01/2019		9,200
50,000	Oakdale, CA Public Financing Authority Tax Allocation (Central City Redevel.)[1]	6.100		06/01/2027	03/29/2024	A	41,194
25,000	Ontario, CA Improvement Bond Act 1915[1]	6.800		09/02/2013	09/02/2009	B	25,005

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

California Continued
$15,000	Orange County, CA Improvement Bond Act 1915[1]	5.500%	09/02/2016	09/15/2015	A	$14,995
10,000	Orange County, CA Improvement Bond Act 1915 (Irvine Coast Assessment)[1]	5.375	09/02/2012	09/02/2009	B	10,005
20,000	Orange County, CA Improvement Bond Act 1915 (Irvine Coast Assessment)[1]	5.850	09/02/2013	03/02/2011	B	20,278
55,000	Oroville, CA Hospital[1]	5.400	12/01/2022	01/08/2021	A	53,131
1,415,000	Oxnard, CA Harbor District[1]	5.550	08/01/2013	08/01/2009	B	1,415,368
25,000	Oxnard, CA Improvement Bond Act 1915[1]	5.625	09/02/2027	10/10/2025	A	19,294
40,000	Oxnard, CA School District COP[1]	5.550	08/01/2021	08/01/2009	B	40,000
20,000	Oxnard, CA School District, Series A1	5.250	08/01/2027	08/01/2009	B	20,356
10,000	Oxnard, CA Special Tax Community Facilities District No. 1[1]	6.000	09/01/2027	04/13/2026	A	8,100
250,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)[1]	6.000	07/01/2018	08/09/2016	A	215,310
125,000	Palmdale, CA Community Facilities District Special Tax[1]	5.400	09/01/2035	10/09/2033	A	81,325
500,000	Palmdale, CA Elementary School District Special Tax Community Facilities District No. 90-1[1]	5.700	08/01/2018	08/01/2011	B	505,345
100,000	Palo Alto, CA Improvement Bond Act 1915 (University Ave. Area)[1]	5.100	09/02/2024	09/02/2024		89,949
100,000	Palo Alto, CA Improvement Bond Act 1915 (University Ave. Area)[1]	5.125	09/02/2025	09/02/2025		89,430
45,000	Palo Alto, CA Improvement Bond Act 1915 (University Ave. Area)[1]	5.700	09/02/2018	09/02/2018		44,714
25,000	Pasadena, CA Public Financing Authority (Orange Grove & Villa Parke)[1]	5.450	06/01/2012	06/01/2012		24,668
275,000	Perris, CA Community Facilities District Special Tax[1]	6.375	09/01/2032	01/28/2029	A	222,984
60,000	Perris, CA Public Financing Authority[1]	5.750	09/01/2024	10/14/2021	A	48,809
165,000	Perris, CA Public Financing Authority[1]	7.875	09/01/2025	06/09/2019	A	163,870
20,000	Perris, CA Public Financing Authority, Series A1	6.125	09/01/2034	09/30/2030	A	15,482
10,000	Petaluma, CA Improvement Bond Act 1915[1]	6.000	09/02/2020	12/19/2018	A	9,047
500,000	Pittsburg, CA Redevel. Agency (Los Medanos Community Devel.)[1]	5.850	08/01/2018	08/01/2011	B	504,930
60,000	Pittsburg, CA Improvement Bond Act 1915[1]	6.300	09/02/2025	10/18/2023	A	52,748
10,000	Pittsburg, CA Improvement Bond Act 1915[1]	6.350	09/02/2031	05/10/2029	A	8,182
20,000	Pittsburg, CA Improvement Bond Act 1915 (San Marco Phase I)[1]	6.350	09/02/2031	01/27/2028	A	16,364
50,000	Pittsburg, CA Infrastructure Financing Authority[1]	5.850	09/02/2015	09/02/2015		48,348

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

California Continued
$130,000	Pittsburg, CA Infrastructure Financing Authority, Series B1	6.000%	09/02/2024	02/03/2020	A	$111,556
4,350,000	Placentia, CA Redevel. Agency Tax Allocation[1]	7.750	02/01/2014	08/01/2011	B	4,372,446
10,000	Placer County, CA Community Facilities District[1]	6.500	09/01/2026	10/16/2024	A	8,678
5,000	Placer County, CA Community Facilities District Special Tax No. 2001-1 (Dry Creek)[1]	5.700	09/01/2013	09/01/2010	B	4,945
5,000	Placer County, CA Community Facilities District Special Tax No. 2001-1 (Dry Creek)[1]	6.300	09/01/2019	09/01/2019		4,700
10,000	Pleasant Hill, CA Special Tax Downtown Community Facilities District No. 1[1]	5.875	09/01/2025	03/29/2024	A	8,169
50,000	Pomona, CA Unified School District[1]	5.100	08/01/2028	08/01/2009	B	50,847
100,000	Port of Oakland, CA1	5.700	11/01/2019	11/01/2019		99,898
515,000	Port of Oakland, CA1	5.750	11/01/2021	11/01/2021		505,287
2,975,000	Port of Oakland, CA1	5.875	11/01/2017	05/01/2010	B	2,992,910
100,000	Port Redwood City, CA GO1	5.400	06/01/2019	01/24/2017	A	98,273
775,000	Poway, CA Community Facilities District (Parkway Business Center)[1]	6.750	08/15/2015	11/15/2009	B	783,455
20,000	Poway, CA Public Financing Authority (Water Services)[1]	5.500	11/01/2015	11/01/2009	B	20,010
30,000	Poway, CA Unified School District Special Tax Community Facilities District No. 10[1]	5.750	09/01/2032	03/01/2028	A	22,749
25,000	Poway, CA Unified School District Special Tax Community Facilities District No. 10[1]	5.950	09/01/2018	09/01/2018		23,391
35,000	Poway, CA Unified School District Special Tax Community Facilities District No. 10[1]	6.100	09/01/2031	03/24/2029	A	28,048
10,000	Rancho Cucamonga, CA Public Finance Authority[1]	6.000	09/02/2020	05/02/2018	A	8,873
20,000	Rancho Mirage, CA Improvement Bond Act 1915[1]	5.500	09/02/2024	05/02/2022	A	15,729
30,000	Rancho Mirage, CA Improvement Bond Act 1915[1]	5.750	09/02/2022	03/28/2021	A	25,635
35,000	Rancho Santa Fe, CA Community Services District Special Tax[1]	6.600	09/01/2020	03/11/2020	A	33,374
55,000	Redding, CA Improvement Bond Act 1915 (Tierra Oaks Assesment District 1993-1)[1]	7.000	09/02/2013	09/02/2013		54,870
10,000	Redlands, CA Community Facilities District[1]	5.850	09/01/2033	05/27/2031	A	7,551
50,000	Reedley, CA COP (Sierra View Homes)[1]	5.850	03/01/2021	09/01/2009	B	50,126
50,000	Rialto, CA Special Tax Community Facilities District No. 2006-1[1]	5.000	09/01/2016	09/01/2016		44,141
25,000	Rialto, CA Special Tax Community Facilities District No. 2006-1[1]	5.050	09/01/2017	09/01/2017		21,644
65,000	Rialto, CA Special Tax Community Facilities District No. 2006-1[1]	5.125	09/01/2018	09/01/2018		55,360

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

California Continued
$100,000	Rialto, CA Special Tax Community Facilities District No. 2006-1[1]	5.200%	09/01/2019	09/01/2019		$83,766
100,000	Rialto, CA Special Tax Community Facilities District No. 2006-1[1]	5.250	09/01/2020	09/01/2020		82,305
50,000	Rialto, CA Special Tax Community Facilities District No. 2006-1[1]	5.250	09/01/2021	09/01/2021		40,185
80,000	River Islands, CA Public Financing Authority[1]	6.000	09/01/2027	06/21/2024	A	65,064
100,000	River Islands, CA Public Financing Authority[1]	6.150	09/01/2035	06/23/2032	A	73,261
250,000	Riverside County, CA Community Facilities District Special Tax[1]	5.000	09/01/2012	09/01/2012		242,398
15,000	Riverside County, CA Community Facilities District Special Tax[1]	6.000	09/01/2030	05/01/2028	A	11,782
150,000	Riverside County, CA Community Facilities District Special Tax No. 87-1[1]	5.100	09/01/2013	09/01/2013		141,923
215,000	Riverside County, CA Community Facilities District Special Tax No. 87-1[1]	5.150	09/01/2014	09/01/2014		199,561
385,000	Riverside County, CA Community Facilities District Special Tax No. 87-1[1]	5.200	09/01/2015	09/01/2015		352,098
225,000	Riverside County, CA Community Facilities District Special Tax No. 87-1[1]	5.250	09/01/2016	09/01/2016		201,719
1,255,000	Riverside County, CA Community Facilities District Special Tax No. 87-1[1]	5.500	09/01/2020	03/27/2019	A	1,057,764
370,000	Riverside County, CA Community Facilities District Special Tax No. 88-8[1]	5.150	09/01/2010	09/01/2010		369,023
200,000	Riverside County, CA Community Facilities District Special Tax No. 88-8[1]	5.300	09/01/2011	09/01/2011		197,420
210,000	Riverside County, CA Community Facilities District Special Tax No. 88-8[1]	5.350	09/01/2012	09/01/2012		205,743
430,000	Riverside County, CA Community Facilities District Special Tax No. 88-8[1]	5.400	09/01/2013	09/01/2013		411,751
450,000	Riverside County, CA Community Facilities District Special Tax No. 88-8[1]	5.450	09/01/2014	09/01/2014		423,693
475,000	Riverside County, CA Community Facilities District Special Tax No. 88-8[1]	5.500	09/01/2015	09/01/2015		441,826
80,000	Riverside County, CA Public Financing Authority (Menifee Village)[1]	7.150	09/01/2011	09/01/2009	B	80,075
505,000	Riverside County, CA Public Financing Authority COP[1]	5.750	05/15/2019	05/04/2015	A	452,980
200,000	Riverside, CA Improvement Bond Act 1915 (Riverwalk Business)[1]	6.250	09/02/2029	10/17/2027	A	163,658
10,000	Riverside, CA Improvement Bond Act 1915 (Sycamore Canyon Assessment District)[1]	8.500	09/02/2012	09/02/2009	B	10,019
10,000	Riverside, CA Unified School District[1]	5.000	02/01/2027	02/01/2013	B	10,010

STATEMENT OF INVESTMENTS Continued

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

California Continued
$100,000	Riverside, CA Unified School District[1]	5.350%		09/01/2024	03/04/2024	A	$81,730
90,000	Riverside, CA Unified School District[1]	5.450		09/01/2025	10/10/2023	A	73,729
100,000	Riverside, CA Unified School District[1]	5.500		09/01/2034	10/10/2032	A	75,227
80,000	Riverside, CA Unified School District[1]	5.700		09/01/2034	01/01/2031	A	62,345
10,000	Riverside, CA Unified School District[1]	6.000		09/01/2029	05/25/2023	A	8,487
25,000	Romoland, CA School District Special Tax[1]	6.000		09/01/2033	11/10/2029	A	18,788
50,000	Romoland, CA School District Special Tax[1]	6.375		09/01/2033	06/04/2031	A	39,497
50,000	Romoland, CA School District Special Tax[1]	6.375		09/01/2033	09/27/2026	A	39,497
525,000	Roseville, CA Natural Gas Finance Authority[1]	5.000		02/15/2011	02/15/2011		524,008
45,000	Roseville, CA Special Tax (North Central Community District)[1]	5.800		09/01/2017	01/15/2014	A	44,216
10,000	Roseville, CA Special Tax Community Facilities District No. 1 (Westpark)[1]	4.300		09/01/2012	09/01/2012		9,181
25,000	Sacramento County, CA COP[1]	5.375		02/01/2019	11/06/2015	A	24,947
1,000,000	Sacramento County, CA Hsg. Authority (Cottage Estates Apartments)[1]	6.000		02/01/2033	08/01/2012	B	1,014,480
20,000	Sacramento County, CA Sanitation District Financing Authority[1]	5.600		12/01/2017	12/01/2009	B	20,072
25,000	Sacramento, CA City Financing Authority[1]	5.250		05/01/2015	11/01/2009	B	25,287
375,000	Sacramento, CA Cogeneration Authority[1]	5.200		07/01/2021	07/12/2020	A	373,174
10,000	Sacramento, CA Improvement Bond Act 1915 (Citywide Landscaping & Lighting)[1]	5.500		09/02/2016	09/02/2009	B	10,009
55,000	Sacramento, CA Municipal Utility District[1]	5.750		11/15/2009	11/15/2009		55,662
5,000	Sacramento, CA Municipal Utility District[1]	8.000		11/15/2010	11/15/2009	B	5,026
70,000	Sacramento, CA Special Tax[1]	5.700		12/01/2020	09/15/2017	A	67,400
30,000	Sacramento, CA Special Tax (North Natomas Community Facilities)[1]	6.300		09/01/2026	12/31/2023	A	26,340
10,000	Saddleback Valley, CA Unified School District[1]	5.650		09/01/2017	09/01/2009	B	10,034
5,000	Saddleback Valley, CA Unified School District[1]	7.200		12/01/2011	12/01/2009	B	5,021
95,000	Salida, CA Public Facilities Financing Agency[1]	5.250		09/01/2028	09/01/2009	B	95,011
100,000	Salinas, CA Improvement Bond Act 1915[1]	5.450		09/02/2013	09/02/2013		95,957
50,000	Salinas, CA Improvement Bond Act 1915 (Bella Vista)[1]	5.500		09/02/2013	09/02/2013		48,672
30,000	Salinas, CA Redevel. Agency Tax Allocation (Central City Revitalization)[1]	5.500		11/01/2010	11/01/2009	B	30,108
120,000	Salinas, CA Redevel. Agency Tax Allocation (Central City Revitalization)[1]	5.500		11/01/2023	11/01/2009	B	120,240
260,000	San Bernardino County, CA (Single Family Mtg.)	5.376	[2]	05/01/2031	05/01/2031		70,073

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

California Continued
$835,000	San Bernardino County, CA COP (Medical Center Financing)[1]	5.000%	08/01/2026	02/04/2026	A	$725,081
700,000	San Bernardino County, CA COP (Medical Center Financing)[1]	5.000	08/01/2028	05/18/2027	A	646,639
85,000	San Bernardino County, CA COP (Medical Center Financing)[1]	5.250	08/01/2016	08/01/2009	B	85,083
125,000	San Bernardino County, CA COP (Medical Center Financing)[1]	5.500	08/01/2019	02/04/2019	A	124,715
25,000	San Bernardino County, CA COP (Medical Center Financing)[1]	5.500	08/01/2019	08/01/2010	B	25,014
40,000	San Bernardino County, CA COP (Medical Center Financing)[1]	5.500	08/01/2022	08/01/2009	B	40,008
305,000	San Bernardino County, CA COP (Medical Center Financing)[1]	5.500	08/01/2024	02/05/2024	A	284,062
60,000	San Bernardino County, CA Hsg. Authority (Glen Aire Mobile Home Park)[1]	6.700	12/20/2041	11/20/2016	B	64,138
110,000	San Bernardino, CA Joint Powers Financing Authority (California Dept. of Transportation Lease)[1]	5.500	12/01/2020	12/01/2009	B	110,033
25,000	San Bernardino, CA Joint Powers Financing Authority (California Dept. of Transportation Lease)[1]	5.500	12/01/2020	07/28/2018	B	25,010
75,000	San Bernardino, CA Joint Powers Financing Authority (City Hall)[1]	5.600	01/01/2015	01/01/2010	B	75,098
150,000	San Bernardino, CA Joint Powers Financing Authority (Tax Allocation)[1]	6.625	04/01/2026	07/06/2023	A	137,810
685,000	San Bernardino, CA Mountains Community Hospital District COP[6]	5.000	02/01/2017	03/07/2015	A	550,904
30,000	San Bernardino, CA Redevel. Agency (Ramona Senior Complex)[1]	7.875	07/01/2025	12/17/2018	A	27,716
95,000	San Diego County, CA COP (San Diego Hospital Assoc./Sharp Memorial Hospital Obligated Group)[1]	5.000	08/15/2018	08/15/2010	B	95,580
50,000	San Diego, CA COP (Balboa & Mission Bay Parks)[1]	5.500	11/01/2009	11/01/2009		50,081
320,000	San Diego, CA COP (Balboa & Mission Bay Parks)[1]	5.600	11/01/2010	11/01/2009	B	320,445
25,000	San Diego, CA COP (Balboa & Mission Bay Parks)[1]	5.600	11/01/2010	11/01/2009	B	25,089
35,000	San Diego, CA COP (Balboa & Mission Bay Parks)[1]	5.800	11/01/2016	11/01/2009	B	35,068
105,000	San Diego, CA COP (Balboa & Mission Bay Parks)[1]	6.000	11/01/2019	11/01/2009	B	105,155
25,000	San Diego, CA COP (Balboa & Mission Bay Parks)[1]	6.000	11/01/2020	11/01/2009	B	25,033

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

California Continued
$155,000	San Diego, CA Mtg. (Mariners Cove)[1]	5.800%	09/01/2015	09/01/2009	B	$155,298
30,000	San Diego, CA Public Facilities Financing Authority[1]	5.250	05/15/2027	11/15/2009	B	30,005
115,000	San Francisco, CA Bay Area Rapid Transit District[1]	5.000	07/01/2028	07/01/2010	B	115,312
55,000	San Francisco, CA City & County Airports Commission[1]	5.000	05/01/2017	05/01/2017		54,256
270,000	San Francisco, CA City & County Airports Commission[1]	5.000	05/01/2019	11/04/2018	A	261,536
70,000	San Francisco, CA City & County Airports Commission[1]	5.000	05/01/2021	05/01/2021		68,074
275,000	San Francisco, CA City & County Airports Commission[1]	5.000	05/01/2022	05/01/2022		266,239
130,000	San Francisco, CA City & County Airports Commission[1]	5.000	05/01/2023	11/23/2021	A	121,749
78,000	San Francisco, CA City & County Airports Commission[1]	5.000	05/01/2025	05/14/2024	A	74,235
30,000	San Francisco, CA City & County Airports Commission[1]	5.125	05/01/2021	05/01/2021		28,691
185,000	San Francisco, CA City & County Airports Commission[1]	5.250	01/01/2026	01/01/2026		174,871
25,000	San Francisco, CA City & County Airports Commission[1]	5.500	05/01/2016	05/01/2012	B	25,303
10,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[1]	5.000	01/01/2014	01/01/2010	B	10,019
260,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[1]	5.125	01/01/2017	01/13/2016	A	258,960
40,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[1]	5.250	01/01/2021	01/01/2021		38,730
50,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[1]	5.250	01/01/2027	01/01/2027		46,645
25,000	San Francisco, CA City & County COP (2789 25th Street Property)[1]	5.000	09/01/2013	09/01/2009	B	25,062
20,000	San Francisco, CA City & County COP (77th Street Property)[1]	5.300	09/01/2022	09/01/2009	B	20,038
90,000	San Francisco, CA City & County COP (San Bruno Jail)[1]	5.250	10/01/2026	10/01/2010	B	90,408
50,000	San Francisco, CA City & County Financing Corp. (Comb Emergency Communications)[1]	5.000	04/01/2015	10/01/2009	B	50,135
70,000	San Francisco, CA City & County Financing Corp. (Comb Emergency Communications)[1]	5.300	04/01/2011	10/01/2009	B	70,215
45,000	San Francisco, CA City & County Improvement Bond Act 1915[1]	6.850	09/02/2026	01/16/2021	A	44,706
25,000	San Francisco, CA City & County Parking Authority (Parking Meter)[1]	5.000	06/01/2018	12/01/2009	B	25,056

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

California Continued
$115,000	San Francisco, CA City & County Redevel. Agency[1]	6.750%	07/01/2025	01/01/2010	B	$115,208
90,000	San Francisco, CA City & County Redevel. Agency (South Beach)[1]	5.700	03/01/2029	09/01/2009	B	90,043
25,000	San Joaquin County, CA Community Facilities District Special Tax (Delta Farms)[1]	6.125	09/01/2024	06/23/2021	A	20,886
775,000	San Joaquin Hills, CA Transportation Corridor Agency[1]	5.375	01/15/2029	01/15/2029		540,539
20,000	San Jose, CA Improvement Bond Act 1915[1]	5.600	09/02/2016	09/02/2016		18,364
25,000	San Jose, CA Improvement Bond Act 1915[1]	5.700	09/02/2018	09/02/2018		22,346
95,000	San Jose, CA Improvement Bond Act 1915[1]	5.750	09/02/2019	09/02/2019		83,773
60,000	San Jose, CA Improvement Bond Act 1915[1]	5.750	09/02/2020	09/02/2020		53,156
275,000	San Jose, CA Multifamily Hsg. (Almaden Senior Hsg. Partners)[1]	5.350	07/15/2034	07/15/2017	B	278,545
30,000	San Jose, CA Multifamily Hsg. (El Parador Apartments)[1]	6.100	01/01/2031	10/11/2012	A	23,427
275,000	San Jose, CA Multifamily Hsg. (Sixth & Martha Family Apartments)[1]	5.875	03/01/2033	03/01/2012	B	277,635
10,000	San Jose, CA Redevel. Agency[1]	5.500	08/01/2016	08/01/2009	B	10,004
45,000	San Jose, CA Redevel. Agency[1]	5.750	08/01/2017	08/01/2009	B	45,134
20,000	San Jose, CA Unified School District COP[1]	5.000	06/01/2016	12/01/2009	B	20,051
35,000	San Jose, CA Unified School District COP[1]	5.125	06/01/2022	12/01/2009	B	35,058
200,000	San Marcos, CA Public Facilities Authority[1]	5.800	09/01/2018	09/01/2010	B	200,134
35,000	San Marcos, CA Redevel. Agency Tax Allocation (Affordable Hsg.)[1]	5.650	10/01/2028	05/09/2021	A	34,594
1,045,000	San Marcos, CA Special Tax[1]	5.900	09/01/2028	05/02/2026	A	843,733
20,000	San Mateo, CA Sewer[1]	5.000	08/01/2028	08/13/2027	A	20,000
15,000	San Rafael, CA Joint Powers Financing Authority[1]	6.000	09/02/2011	09/02/2009	B	15,000
80,000	Santa Clara County, CA Hsg. Authority (Rivertown Apartments)[1]	5.700	08/01/2021	02/01/2014	B	81,061
25,000	Santa Clara, CA Unified School District[1]	5.000	08/01/2022	08/01/2009	B	25,217
50,000	Santa Cruz County, CA Hsg. Authority (Northgate Apartments)[1]	5.350	07/20/2022	07/20/2011	B	50,604
5,000	Santa Margarita, CA Water District Special Tax Facilities District No. 99-1[1]	6.200	09/01/2020	09/01/2009	B	5,124
20,000	Santa Margarita, CA Water District Special Tax Facilities District No. 99-1[1]	6.200	09/01/2020	09/01/2011	B	20,197
45,000	Santa Margarita, CA Water District Special Tax Facilities District No. 99-1[1]	6.250	09/01/2029	03/29/2026	A	44,290
25,000	Santa Maria, CA COP[1]	5.500	08/01/2021	05/13/2018	A	24,933
30,000	Santa Nella County, CA Water District[1]	6.250	09/02/2028	02/22/2021	A	24,993
175,000	Santa Rosa, CA Improvement Bond Act 1915 (Fountaingrove Parkway)[1]	5.700	09/02/2019	05/01/2017	A	153,549

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

California Continued
$20,000	Santa Rosa, CA Improvement Bond Act 1915 (Nielson Ranch)[1]	6.700%	09/02/2022	12/09/2019	A	$18,577
40,000	Santa Rosa, CA Improvement Bond Act 1915 (Skyhawk)[1]	5.750	09/02/2020	11/22/2017	A	34,640
50,000	Santaluz, CA Special Tax Community Facilities District No. 2[1]	5.500	09/01/2030	04/26/2028	A	38,043
935,000	Santaluz, CA Special Tax Community Facilities District No. 2[1]	6.375	09/01/2030	08/14/2022	A	801,136
115,000	Scotts Valley, CA Special Tax[1]	5.200	09/01/2028	04/25/2026	A	101,527
15,000	Sequoia, CA Hospital District[1]	5.375	08/15/2023	08/15/2009	B	16,047
110,000	Shafter, CA Community Devel. Agency Tax Allocation[1]	5.000	11/01/2013	11/01/2013		104,788
100,000	Shafter, CA Community Devel. Agency Tax Allocation[1]	5.250	11/01/2017	11/01/2017		89,247
100,000	Shafter, CA Community Devel. Agency Tax Allocation[1]	5.300	11/01/2018	11/01/2018		86,154
100,000	Shafter, CA Community Devel. Agency Tax Allocation[1]	5.350	11/01/2019	11/01/2019		86,561
100,000	Shafter, CA Community Devel. Agency Tax Allocation[1]	5.375	11/01/2020	11/01/2020		85,081
75,000	Solana Beach, CA Community Facilities District[1]	5.200	09/01/2009	09/01/2009		75,020
80,000	Solana Beach, CA Community Facilities District[1]	5.300	09/01/2010	09/01/2010		79,920
2,265,000	South Bayside, CA Waste Management Authority[1]	5.750	03/01/2020	03/01/2011	B	2,297,910
1,515,000	Southern CA Public Power Authority[1]	5.000	11/01/2012	11/01/2012		1,581,221
1,400,000	Southern CA Public Power Authority[1]	5.000	11/01/2013	11/01/2013		1,465,170
20,000	Southern CA Public Power Authority[1]	5.500	07/01/2020	01/01/2010	B	20,022
2,700,000	Southern CA Tobacco Securitization Authority[1]	4.750	06/01/2025	10/14/2012	C	2,134,161
1,935,000	Southern CA Tobacco Securitization Authority (TASC)[1]	5.000	06/01/2037	11/25/2020	A	1,168,566
50,000	Stockton, CA Community Facilities District[1]	5.550	08/01/2014	02/24/2013	A	48,060
25,000	Stockton, CA Community Facilities District[1]	6.750	08/01/2010	08/01/2009	B	25,188
30,000	Stockton, CA Improvement Bond Act 1915[1]	5.800	09/02/2020	04/19/2017	A	26,691
25,000	Stockton, CA Improvement Bond Act 1915 (Weber/Sperry)[1]	5.650	09/02/2013	12/01/2009	A	24,998
50,000	Susanville, CA COP[6]	5.750	05/01/2011	05/01/2011		49,925
135,000	Susanville, CA COP[6]	6.000	05/01/2011	05/01/2010	B	135,147
5,000	Susanville, CA Public Financing Authority[1]	7.750	09/01/2017	09/01/2009	B	5,009
25,000	Sweetwater, CA Authority[1]	5.250	04/01/2010	10/05/2009	C	25,411

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

California Continued
$100,000	Taft, CA Public Financing Authority (Community Correctional Facility)[1]	6.050%	01/01/2017	01/01/2010	B	$100,100
15,000	Tejon Ranch, CA Public Facilities Finance Authority[1]	7.200	09/01/2030	05/09/2026	A	13,081
735,000	Tejon Ranch, CA Public Facilities Finance Authority Special Tax (Community Facilities District No. 1)[1]	7.200	09/01/2030	08/19/2023	A	640,979
30,000	Temecula Valley, CA Unified School District Community Facilities District No. 02-1[1]	6.125	09/01/2033	10/14/2031	A	23,645
830,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)[1]	4.350	09/01/2009	09/01/2009		826,448
865,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)[1]	4.500	09/01/2010	09/01/2010		815,833
905,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)[1]	4.650	09/01/2011	09/01/2011		805,758
20,000	Torrance, CA Redevel. Agency (Downtown Redevel.)[1]	5.550	09/01/2018	04/27/2016	A	19,971
885,000	Tracy, CA Area Public Facilities Financing Agency[1]	5.875	10/01/2013	10/01/2009	B	887,558
4,925,000	Tracy, CA Area Public Facilities Financing Agency[1]	5.875	10/01/2019	10/01/2009	B	4,927,266
50,000	Tracy, CA Community Facilities District[1]	5.400	09/01/2015	09/01/2015		46,245
50,000	Tracy, CA Community Facilities District[1]	6.100	09/01/2015	09/01/2015		48,144
10,000	Tracy, CA Community Facilities District[1]	6.500	09/01/2020	09/01/2020		9,217
25,000	Tracy, CA Community Facilities District (205 Parcel Glen)[1]	6.250	09/01/2032	05/07/2030	A	19,950
100,000	Tracy, CA Community Facilities District (South Mac Arthur Area)[1]	6.000	09/01/2027	05/31/2025	A	81,330
30,000	Tracy, CA Community Facilities District (South Mac Arthur Area)[1]	6.300	09/01/2017	09/01/2017		28,391
35,000	Tracy, CA Improvement Bond Act 1915[1]	5.700	09/02/2023	08/16/2019	A	28,628
75,000	Tracy, CA Operating Partnership Joint Powers Authority[1]	6.100	09/02/2021	05/15/2019	A	67,265
30,000	Truckee-Donner, CA Public Utility District Special Tax[1]	5.800	09/01/2035	05/25/2033	A	22,132
75,000	Truckee-Donner, CA Public Utility District Special Tax[1]	6.000	09/01/2028	06/06/2026	A	60,659
20,000	Truckee-Donner, CA Public Utility District Special Tax[1]	6.100	09/01/2033	10/31/2031	A	15,624
25,000	Turlock, CA Irrigation District, Series A1	5.000	01/01/2026	04/25/2022	A	24,999
210,000	Upland, CA Community Facilities District Special Tax (Colonies at San Antonio)[1]	5.900	09/01/2024	02/09/2021	A	170,558
185,000	Upland, CA COP (San Antonio Community Hospital)[1]	5.000	01/01/2018	01/01/2010	B	185,033

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

California Continued
$20,000	Vacaville, CA Improvement Bond Act 1915 (East Monte Vista Avenue)[1]	5.850%	09/02/2016	07/01/2012	A	$18,683
10,000	Vacaville, CA Improvement Bond Act 1915 (Green Tree Reassessment District)[1]	6.300	09/02/2013	09/02/2013		10,037
195,000	Vacaville, CA Public Financing Authority[1]	5.400	09/01/2022	11/16/2019	A	190,700
145,000	Vacaville, CA Redevel. Agency (Vacaville Community Hsg.)[1]	6.000	11/01/2024	11/01/2011	B	146,592
275,000	Val Verde, CA Unified School District[1]	6.125	09/01/2034	06/24/2031	A	228,894
30,000	Vallejo, CA Public Financing Authority, Series A1	7.500	09/01/2020	03/24/2016	A	29,676
40,000	Vallejo, CA Quadrant Improvement District No. 001[1]	6.000	09/01/2017	09/01/2017		36,921
30,000	Vallejo, CA Quadrant Improvement District No. 001[1]	6.000	09/01/2026	05/02/2024	A	24,425
40,000	Vallejo, CA Quadrant Improvement District No. 001[1]	6.125	09/01/2034	06/24/2031	A	30,656
20,000	Vallejo, CA Unified School District[1]	5.250	08/01/2016	08/01/2010	B	20,066
80,000	Vallejo, CA Unified School District[1]	5.400	08/01/2024	08/01/2009	B	80,256
10,000	Valley Center-Pauma, CA Unified School District (Woods Valley Ranch)[1]	6.000	09/01/2025	09/01/2025		8,557
20,000	Valley Center-Pauma, CA Unified School District (Woods Valley Ranch)[1]	6.000	09/01/2028	09/16/2027	A	16,176
25,000	Valley Center-Pauma, CA Unified School District (Woods Valley Ranch)[1]	5.500	09/01/2019	09/01/2019		21,964
1,825,000	Ventura County, CA Area Hsg. Authority (Mira Vista Senior Apartments)[1]	5.000	12/01/2022	06/15/2019	A	1,701,831
145,000	Victor, CA Elementary School District[1]	5.600	09/01/2034	04/06/2033	A	104,225
60,000	Vista, CA Joint Powers Financing Authority[1]	6.100	10/01/2021	10/01/2009	B	60,021
5,000	Vista, CA Joint Powers Financing Authority[1]	6.250	12/01/2019	12/01/2009	B	5,009
15,000	Wasco, CA Improvement Bond Act 1915[1]	8.750	09/02/2010	09/02/2009	B	15,489
15,000	Wasco, CA Improvement Bond Act 1915[1]	8.750	09/02/2013	09/02/2009	B	15,476
25,000	West Contra Costa, CA Unified School District	5.000	08/01/2023	08/01/2010	B	25,138
100,000	West Covina, CA Redevel. Agency Tax Allocation (Executive Lodge Apartments)[1]	5.100	09/01/2014	09/01/2009	B	100,037
20,000	West Patterson, CA Financing Authority Special Tax[1]	5.850	09/01/2028	10/29/2026	A	14,729
10,000	West Patterson, CA Financing Authority Special Tax[1]	6.000	09/01/2019	09/01/2019		8,446
15,000	West Patterson, CA Financing Authority Special Tax[1]	6.000	09/01/2039	05/18/2035	A	10,438
105,000	West Patterson, CA Financing Authority Special Tax[1]	6.600	09/01/2033	12/17/2030	A	81,399
25,000	West Patterson, CA Financing Authority Special Tax[1]	6.700	09/01/2032	04/26/2028	A	19,696

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

California Continued
$5,000	West Patterson, CA Financing Authority Special Tax[1]	6.750%	09/01/2035	09/01/2017	A	$3,927
115,000	West Patterson, CA Financing Authority Special Tax[1]	6.750	09/01/2036	03/22/2027	A	90,074
10,000	West Patterson, CA Financing Authority Special Tax Community Facilities District[1]	5.600	09/01/2019	09/01/2019		8,176
60,000	West Sacramento, CA Financing Authority Special Tax[1]	6.100	09/01/2029	02/15/2026	A	48,873
5,000	West Sacramento, CA Improvement Bond Act 1915[1]	8.500	09/02/2017	11/01/2015	C	5,150
250,000	West Sacramento, CA Special Tax Community Facilities District No. 12[1]	5.750	09/01/2029	09/01/2009	B	238,265
50,000	West Sacramento, CA Special Tax Community Facilities District No. 14[1]	6.125	09/01/2021	11/30/2018	A	44,943
10,000	West Sacramento, CA Special Tax Community Facilities District No. 17[1]	5.875	09/01/2033	08/17/2029	A	7,577
50,000	West Sacramento, CA Special Tax Community Facilities District No. 8 (Southport)[1]	6.500	09/01/2031	08/11/2027	A	41,674
25,000	Western CA Municipal Water Districts[1]	7.125	09/02/2014	09/02/2009	B	25,749
30,000	Yorba Linda, CA Redevel. Agency Tax Allocation[1]	5.250	09/01/2013	09/01/2009	B	30,028
70,000	Yorba Linda, CA Redevel. Agency Tax Allocation[1]	5.250	09/01/2023	03/25/2022	A	65,197
50,000	Yuba City, CA Unified School District COP[1]	4.900	02/01/2011	08/01/2009	B	50,105
30,000	Yuba City, CA Unified School District COP[1]	5.250	02/01/2022	08/01/2009	B	30,005
25,000	Yucaipa, CA Redevel. Agency (Eldorado Palms Mobile Home)[1]	6.000	05/01/2030	07/06/2025	A	20,617
30,000	Yucaipa, CA Special Tax Community Facilities District No. 98-1[1]	6.000	09/01/2028	01/23/2021	A	24,216

						211,271,320

U.S. Possessions—7.7%
600,000	Guam Government Waterworks Authority & Wastewater System[1]	6.000	07/01/2025	11/19/2021	A	558,402
55,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375	05/15/2033	05/15/2014	A	48,434
360,000	Puerto Rico Commonwealth GO1	5.250	07/01/2032	10/01/2031	A	318,431
300,000	Puerto Rico Highway & Transportation Authority[1]	5.000	07/01/2035	07/01/2010	D	301,776
110,000	Puerto Rico IMEPCF (American Home Products)[1]	5.100	12/01/2018	12/01/2009	B	110,735
4,400,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625	06/01/2026	06/01/2011	B	4,404,048
915,000	Puerto Rico ITEMECF (Mennonite General Hospital)[1]	6.500	07/01/2012	01/28/2011	A	907,424

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

U.S. Possessions Continued
$520,000	Puerto Rico ITEMECF (University Plaza)[1]	5.625%	07/01/2013	07/01/2010	B	$526,292
135,000	Puerto Rico Municipal Finance Agency, Series A1	5.500	07/01/2017	10/01/2010	B	135,126
75,000	Puerto Rico Port Authority, Series D1	6.000	07/01/2021	10/01/2010	B	75,014
1,000,000	Puerto Rico Port Authority, Series D1	7.000	07/01/2014	01/01/2010	B	1,001,920
925,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2021	06/01/2014	B	969,224
2,600,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2025	06/01/2014	B	2,710,708
1,550,000	Puerto Rico Public Finance Corp., Series A1	5.750	08/01/2027	02/01/2012	D	1,575,916
2,500,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.125	08/01/2029	02/01/2014	B	2,567,550
250,000	V.I. Public Finance Authority, Series A1	5.250	10/01/2024	10/01/2024		225,705
160,000	V.I. Public Finance Authority, Series A1	5.500	10/01/2022	01/09/2021	A	151,354

						16,588,059

Total Municipal Bonds and Notes (Cost $247,178,539)						227,859,379

Short-Term Notes—0.3%

750,000	CA Commercial Paper (Cost $750,000)	8.250	08/05/2009			750,000
Total Investments, at Value (Cost $247,928,539)—105.5%						228,609,379
Liabilities in Excess of Other Assets—(5.5)						(11,934,488)

Net Assets—100.0%						$216,674,891

Footnotes to Statement of Investments
*	Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.
A.	Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

B.	Optional call date; corresponds to the most conservative yield calculation.

C.	Average life due to mandatory, or expected, sinking fund principal payments prior to the applicable optional call date.

D.	Date of mandatory put.
1.	All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2.	Zero coupon bond reflects effective yield on the date of purchase.

3.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

4.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

5.	Issue is in default. See Note 1 of accompanying Notes.

6.	Illiquid security. The aggregate value of illiquid securities as of July 31, 2009 was $748,020, which represents 0.35% of the Fund’s net assets. See Note 5 of accompanying Notes.

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 31, 2009 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
California	$—	$211,271,320	$—	$211,271,320
U.S. Possessions	—	16,588,059	—	16,588,059
Short-Term Notes	—	750,000	—	750,000

Total Assets	$—	$228,609,379	$—	$228,609,379

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
To simplify the listings of securities, abbreviations are used per the table below:

ABAG	Association of Bay Area Governments
CDA	Communities Devel. Authority
COP	Certificates of Participation
CVHP	Citrus Valley Health Partners
CVMC	Citrus Valley Medical Center
FF	Feedback Foundation
FH	Foothill Hospital
GO	General Obligation
HFA	Housing Finance Agency
IMEPCF	Industrial, Medical and Environmental Pollution Control Facilities
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
M-S-R	Modesto Irrigation District of the City of Santa Clava and the City of Redding
OCTC	Olive Crest Treatment Centers
SCADP	Southern California Alcohol & Drug Programs
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands

STATEMENT OF ASSETS AND LIABILITIES July 31, 2009

Assets
Investments, at value (cost $247,928,539)—see accompanying statement of investments	$228,609,379
Cash	579,221

Receivables and other assets:
Investments sold (including $3,254,040 sold on a when-issued or delayed delivery basis)	5,192,474
Interest	4,241,305
Shares of beneficial interest sold	1,131,761
Other	241,936

Total assets	239,996,076

Liabilities
Payables and other liabilities:
Payable on borrowings (See Note 6)	19,500,000
Payable for short-term floating rate notes issued (See Note 1)	2,957,000
Shares of beneficial interest redeemed	430,212
Investments purchased	108,096
Dividends	85,916
Distribution and service plan fees	45,901
Trustees’ compensation	27,261
Shareholder communications	24,265
Interest expense on borrowings	19,976
Transfer and shareholder servicing agent fees	7,610
Other	114,948

Total liabilities	23,321,185

Net Assets	$216,674,891

Composition of Net Assets
Par value of shares of beneficial interest	$67,733
Additional paid-in capital	248,448,252
Accumulated net investment income	1,375,650
Accumulated net realized loss on investments	(13,897,584)
Net unrealized depreciation on investments	(19,319,160)

Net Assets	$216,674,891

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $154,286,823 and 48,200,588 shares of beneficial interest outstanding)	$3.20
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)	$3.32

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,977,318 and 604,031 shares of beneficial interest outstanding)	$3.27

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $60,410,750 and 18,928,736 shares of beneficial interest outstanding)	$3.19

STATEMENT OF OPERATIONS For the Year Ended July 31, 2009

Investment Income
Interest	$16,358,963
Other income	96

Total investment income	16,359,059

Expenses
Management fees	1,164,595
Distribution and service plan fees:
Class A	444,860
Class B	19,492
Class C	665,076
Transfer and shareholder servicing agent fees:
Class A	53,775
Class B	2,948
Class C	34,520
Shareholder communications:
Class A	24,829
Class B	2,438
Class C	22,754
Borrowing fees	1,266,529
Interest expense on borrowings	301,932
Interest expense and fees on short-term floating rate notes issued (See Note 1)	77,874
Trustees’ compensation	9,762
Custodian fees and expenses	1,315
Other	97,327

Total expenses	4,190,026
Less reduction to custodian expenses	(1,086)

Net expenses	4,188,940

Net Investment Income	12,170,119

Realized and Unrealized Loss

Net realized loss on investments	(13,066,610)
Net change in unrealized depreciation on investments	(4,440,327)

Net Decrease in Net Assets Resulting from Operations	$(5,336,818)

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended July 31,	2009	2008

Operations
Net investment income	$12,170,119	$12,594,357
Net realized loss	(13,066,610)	(579,392)
Net change in unrealized depreciation	(4,440,327)	(17,182,405)

Net decrease in net assets resulting from operations	(5,336,818)	(5,167,440)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(8,566,851)	(9,692,459)
Class B	(71,382)	(67,103)
Class C	(2,636,688)	(2,491,188)

	(11,274,921)	(12,250,750)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(61,474,344)	33,320,429
Class B	34,482	11,952
Class C	(12,990,580)	22,596,910

	(74,430,442)	55,929,291

Net Assets
Total increase (decrease)	(91,042,181)	38,511,101
Beginning of period	307,717,072	269,205,971

End of period (including accumulated net investment income of $1,375,650 and $427,605, respectively)	$216,674,891	$307,717,072

STATEMENT OF CASH FLOWS For the Year Ended July 31, 2009

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(5,336,818)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(57,036,412)
Proceeds from disposition of investment securities	112,392,455
Short-term investment securities, net	7,577,114
Premium amortization	776,212
Discount accretion	(1,372,515)
Net realized loss on investments	13,066,610
Net change in unrealized depreciation on investments	4,440,327
Decrease in interest receivable	304,711
Increase in receivable for securities sold	(3,508,031)
Increase in other assets	(215,903)
Increase in payable for securities purchased	97,880
Increase in payable for accrued expenses	63,089

Net cash provided by operating activities	71,248,719

Cash Flows from Financing Activities

Proceeds from bank borrowings	256,000,000
Payments on bank borrowings	(237,800,000)
Payments on short-term floating rate notes issued	(2,203,000)
Proceeds from shares sold	79,979,145
Payments on shares redeemed	(163,379,716)
Cash distributions paid	(3,710,751)

Net cash used in financing activities	(71,114,322)
Net increase in cash	134,397
Cash, beginning balance	444,824

Cash, ending balance	$579,221

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $7,756,853.
Cash paid for interest on bank borrowings—$289,640.
Cash paid for interest on short-term floating rate notes issued—$77,874.

FINANCIAL HIGHLIGHTS

Class A Year Ended July 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$3.34	$3.55	$3.52	$3.56	$3.30

Income (loss) from investment operations:
Net investment income[1]	.16	.15	.15	.15	.16
Net realized and unrealized gain (loss)	(.15)	(.22)	.02	(.03)	.25

Total from investment operations	.01	(.07)	.17	.12	.41

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.15)	(.14)	(.14)	(.16)	(.15)

Net asset value, end of period	$3.20	$3.34	$3.55	$3.52	$3.56

Total Return, at Net Asset Value[2]	0.51%	(1.85)%	4.99%	3.32%	12.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$154,287	$228,159	$208,041	$161,562	$44,554

Average net assets (in thousands)	$180,705	$229,325	$186,689	$105,009	$21,877

Ratios to average net assets:[3]
Net investment income	5.10%	4.36%	4.10%	4.19%	4.76%
Expenses excluding interest and fees on short-term floating rate notes issued	1.43%	0.89%	1.04%	1.42%	1.66%
Interest and fees on short-term floating rate notes issued	0.03%[4]	0.15%[4]	0.24%[4]	—	—

Total expenses	1.46%	1.04%	1.28%	1.42%	1.66%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.46%	1.03%	1.08%	0.80%	0.80%

Portfolio turnover rate	31%	41%	17%	33%	4%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total return. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended July 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$3.41	$3.62	$3.59	$3.63	$3.36

Income (loss) from investment operations:
Net investment income[1]	.13	.12	.12	.13	.14
Net realized and unrealized gain (loss)	(.15)	(.22)	.02	(.04)	.26

Total from investment operations	(.02)	(.10)	.14	.09	.40

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.12)	(.11)	(.11)	(.13)	(.13)

Net asset value, end of period	$3.27	$3.41	$3.62	$3.59	$3.63

Total Return, at Net Asset Value[2]	(0.50)%	(2.69)%	4.05%	2.49%	12.03%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,977	$2,028	$2,136	$2,517	$1,295

Average net assets (in thousands)	$1,951	$2,068	$2,276	$1,980	$836

Ratios to average net assets:[3]
Net investment income	4.14%	3.46%	3.34%	3.49%	4.11%
Expenses excluding interest and fees on short-term floating rate notes issued	2.45%	1.77%	1.94%	2.30%	2.86%
Interest and fees on short-term floating rate notes issued	0.03%[4]	0.15%[4]	0.24%[4]	—	—

Total expenses	2.48%	1.92%	2.18%	2.30%	2.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.48%	1.91%	1.89%	1.55%	1.55%

Portfolio turnover rate	31%	41%	17%	33%	4%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total return. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

Class C Year Ended July 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$3.33	$3.54	$3.51	$3.56	$3.30

Income (loss) from investment operations:
Net investment income[1]	.13	.12	.12	.12	.14
Net realized and unrealized gain (loss)	(.15)	(.21)	.03	(.04)	.25

Total from investment operations	(.02)	(.09)	.15	.08	.39

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.12)	(.12)	(.12)	(.13)	(.13)

Net asset value, end of period	$3.19	$3.33	$3.54	$3.51	$3.56

Total Return, at Net Asset Value[2]	(0.29)%	(2.59)%	4.25%	2.30%	12.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$60,411	$77,530	$59,029	$51,659	$21,589

Average net assets (in thousands)	$66,544	$71,291	$55,357	$39,346	$9,836

Ratios to average net assets:[3]
Net investment income	4.31%	3.58%	3.34%	3.46%	3.98%
Expenses excluding interest and fees on short-term floating rate notes issued	2.23%	1.67%	1.84%	2.21%	2.55%
Interest and fees on short-term floating rate notes issued	0.03%[4]	0.15%[4]	0.24%[4]	—	—

Total expenses	2.26%	1.82%	2.08%	2.21%	2.55%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.26%	1.81%	1.86%	1.55%	1.55%

Portfolio turnover rate	31%	41%	17%	33%	4%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total return. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Limited Term California Municipal Fund (the “Fund”) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek as high a level of income exempt from federal income tax and California individual income taxes as is consistent with its investment policies and prudent investment management. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of July 31, 2009, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions

Sold securities	$3,254,040
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $2,957,000 as of July 31, 2009, which represents 1.23% of the Fund’s total assets.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At July 31, 2009, municipal bond holdings with a value of $5,836,382 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $2,957,000 in short-term floating rate notes issued and outstanding at that date.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.
At July 31, 2009, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal		Coupon	Maturity
Amount	Inverse Floater	Rate[1]	Date	Value

$2,953,000	CA Austin Trust Various States Inverse Certificates	8.406%	2/1/42	$2,879,382

1.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. Information concerning securities in default as of July 31, 2009 is as follows:

Cost	$416,025
Market Value	$342,134
Market Value as a % of Net Assets	0.16%
Concentration Risk. There are certain risks arising from geographic concentration in any state. Certain economic, regulatory or political developments occurring in the state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

			Net Unrealized
			Depreciation
			Based on Cost
			of Securities and
			Other Investments
Undistributed Net	Undistributed	Accumulated Loss	for Federal Income Tax
Investment Income	Long-Term Gain	Carryforward1,2,3,4,	Purposes

$1,534,695	$—	$13,907,221	$19,309,523

1.	As of July 31, 2009, the Fund had $2,704,988 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2009, details of the capital loss carryforwards were as follows:

Expiring

2013	$17,565
2014	1,553
2015	172,117
2016	55,871
2017	2,457,882

Total	$2,704,988

2.	As of July 31, 2009, the Fund had $11,202,233 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

3.	During the fiscal year ended July 31, 2009, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended July 31, 2008, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for July 31, 2009. Net assets of the Fund were unaffected by the reclassifications.

Increase	Increase
to Accumulated	to Accumulated Net
Net Investment	Realized Loss
Income	on Investments

$ 52,847	$52,847
The tax character of distributions paid during the years ended July 31, 2009 and July 31, 2008 was as follows:

	Year Ended	Year Ended
	July 31, 2009	July 31, 2008

Distributions paid from:
Exempt-interest dividends	$11,194,391	$12,235,981
Ordinary income	80,530	14,769

Total	$11,274,921	$12,250,750

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$244,963,479

Gross unrealized appreciation	$2,213,188
Gross unrealized depreciation	(21,522,711)

Net unrealized depreciation	$(19,309,523)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended July 31, 2009, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$2,473
Payments Made to Retired Trustees	1,806
Accumulated Liability as of July 31, 2009	18,697
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive earnings on cash balances maintained by the Fund, at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2009		Year Ended July 31, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	18,786,079	$58,922,256	48,479,554	$167,086,390
Dividends and/or distributions reinvested	1,960,920	6,100,545	1,875,204	6,422,486
Redeemed	(40,813,443)	(126,497,145)	(40,750,692)	(140,188,447)

Net increase (decrease)	(20,066,444)	$(61,474,344)	9,604,066	$33,320,429

Class B
Sold	237,105	$755,066	245,171	$861,459
Dividends and/or distributions reinvested	15,001	47,599	14,350	50,271
Redeemed	(242,227)	(768,183)	(255,544)	(899,778)

Net increase	9,879	$34,482	3,977	$11,952

Class C
Sold	6,738,269	$21,032,781	13,224,730	$45,354,132
Dividends and/or distributions reinvested	519,303	1,608,709	444,053	1,516,895
Redeemed	(11,594,041)	(35,632,070)	(7,087,050)	(24,274,117)

Net increase (decrease)	(4,336,469)	$(12,990,580)	6,581,733	$22,596,910

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2009, were as follows:

	Purchases	Sales

Investment securities	$57,036,412	$112,392,455
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $100 million	0.50%
Next $150 million	0.45
Next $1.75 billion	0.40
Over $2 billion	0.39
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 31, 2009, the Fund paid $91,487 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2009 were as follows:

Class C	$900,444
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

July 31, 2009	$37,870	$58,964	$6,795	$24,863
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
5. Illiquid Securities
As of July 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
6. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund can also borrow for other purposes, such as to raise money to unwind or “collapse” trusts that issued “inverse floaters” to the Fund, or to contribute to such trusts to enable them to meet tenders of their short-term securities by the holders of those securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $3.0 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.437% as of July 31, 2009). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended July 31, 2009 equal 0.63% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of July 31, 2009, the Fund had borrowings outstanding at an interest rate of 0.437%. Details of the borrowings for the year ended July 31, 2009 are as follows:

Average Daily Loan Balance	$21,619,452
Average Daily Interest Rate	1.844%
Fees Paid	$1,436,221
Interest Paid	$289,640
7. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through September 17, 2009, the date the financial statements were available to be issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
8. Pending Litigation
During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor — excluding the Fund. The complaints naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     A complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust, and other complaints have brought in state court against the Manager and that subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. All of these complaints allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.

     Other complaints have been filed in 2008 and 2009 in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.

Oppenheimer Limited Term California Municipal Fund

Internet Website
www.oppenheimerfunds.com

Investment Adviser
OppenheimerFunds, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Distributor
OppenheimerFunds Distributor, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1.800.CALL OPP (225.5677)

Custodian Bank
Citibank, N.A.
111 Wall Street
New York, New York 10005

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

PX801.001.1109